As filed with the Securities and Exchange Commission on April 27, 2007

Registration No. 33-12789

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 25 to

FORM S-6

FOR REGISTRATION UNDER THE SECURITIES ACT

OF 1933 OF SECURITIES OF UNIT INVESTMENT

TRUSTS REGISTERED ON FORM N-8B-2	☒

Farm Bureau Life Variable Account

(Exact Name of Registrant)

Farm Bureau Life Insurance Company

(Name of Depositor)

5400 University Avenue

West Des Moines, Iowa 50266

(515) 225-5400

(Address and Telephone Number of Principal Executive Office)

Stephen M. Morain, Esquire

5400 University Avenue

West Des Moines, Iowa 50266

(Name and Address of Agent for Service of Process)

Copy to:

Stephen E. Roth, Esquire

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485;

☒	on May 1, 2007 pursuant to paragraph (b) of Rule 485;

☐	days after filing pursuant to paragraph (a) of Rule 485;

☐	on (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered: Flexible Premium Variable Life Insurance Policies

Farm Bureau Life Variable Account

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

PROSPECTUS

May 1, 2007

Farm Bureau Life Insurance Company is offering a flexible premium variable life insurance policy (the “Policy”) described in this Prospectus. Farm Bureau (“Company,” “we,” “us” or “our”) designed the Policy: (1) to provide insurance protection to age 95; and (2) to permit the purchaser of a Policy (“you” or “your”) to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

•	death proceeds upon the Insured’s death, and

•	a Net Cash Value upon partial or complete surrender of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Farm Bureau Life Variable Account (the “Variable Account”). Death proceeds may, and Cash Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

American Century Investments

VP Inflation Protection Bond

VP Mid Cap Value

VP Ultra® Fund

VP Value

VP VistaSM Fund

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio

VIF Developing Leaders Portfolio

VIF Growth and Income Portfolio

VIF International Equity Portfolio

Dreyfus Socially Responsible Growth Fund, Inc.

EquiTrust Variable Insurance Series Fund

Blue Chip Portfolio

High Grade Bond Portfolio

Managed Portfolio

Money Market Portfolio

Strategic Yield Portfolio

Value Growth Portfolio

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund—Class 2 (formerly Franklin Real Estate Fund)

Franklin Small Cap Value Securities Fund—Class 2

Franklin Small-Mid Cap Growth Securities Fund—Class 2

Franklin U.S. Government Fund—Class 2

Mutual Shares Securities Fund—Class 2

Templeton Growth Securities Fund—
Class 2

J.P. Morgan Series Trust II

JPMorgan Mid Cap Value Portfolio

JPMorgan Small Company Portfolio

Summit Pinnacle Series

Nasdaq-100 Index Portfolio

Russell 2000 Small Cap Index Portfolio

S&P MidCap 400 Index Portfolio

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4.5% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

We do not guarantee the amount and/or duration of insurance coverage under the Policy. Please carefully consider replacing any existing insurance with the Policy or using the proceeds from any existing insurance to purchase the Policy. Farm Bureau does not claim that investing in the Policy is similar or comparable to investing in a mutual fund.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference.

Issued By:

Farm Bureau Life Insurance Company

5400 University Avenue

West Des Moines, Iowa 50266

1-800-247-4170

The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

DEFINITIONS

Attained Age: The Insured’s age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

Beneficiary: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured’s death.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

Cash Value: The total amount invested under the Policy. It is the sum of the values of the Policy in each Subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.

Company, we, us, our: Farm Bureau Life Insurance Company.

Declared Interest Option: An investment option under the Policy funded by the Company’s General Account. It is not part of, nor dependent upon, the investment performance of the Variable Account.

Delivery Date: The date when the Company issues the Policy and mails it to the Policyowner.

Due Proof of Death: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

(a) a certified copy of the death certificate;

(b) a certified copy of a court decree reciting a finding of death;

(c) the Beneficiary’s statement of election;

(d) a copy of the Beneficiary’s Form W-9; or

(e) any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.

Grace Period: The 61-day period beginning on the date we send notice to the Policyowner that Net Cash Value is insufficient to cover the monthly deduction.

Home Office: The Company’s principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

Insured: The person upon whose life the Company issues a Policy.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Maturity Date: The Policy Anniversary nearest the Insured’s 95th birthday. It is the date when the Policy terminates and the Policy’s Cash Value less Policy Debt becomes payable to the Policyowner or the Policyowner’s estate.

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See “CHARGES AND DEDUCTIONS—Monthly Deduction.”)

Net Asset Value: The total current value of each Subaccount’s securities, cash, receivables and other assets less liabilities.

Net Cash Value: The Cash Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Net Premium: The amount of premium remaining after we deduct the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”).

Policy: The flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Policy Anniversary: The same date in each Policy Year as the Policy Date.

Policy Date: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See “THE POLICY—Purchasing the Policy.”)

Policy Debt: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

Policy Loan: An amount the Policyowner borrows from the Company using the Policy as the sole security.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policyowner, you, your: The person who owns a Policy.

Policy Year: A twelve-month period beginning on the Policy Date or on a Policy Anniversary.

Specified Amount: The minimum death benefit payable under a Policy so long as the Policy remains in force.

Subaccount: A subdivision of the Variable Account which invests exclusively in a corresponding Investment Option.

Surrender Charge: A charge we assess at the time of any partial or complete surrender equal to the lesser of $25 or 2% of the amount surrendered.

Unit Value: The value determined by dividing each Subaccount’s Net Asset Value by the number of units outstanding at the time of calculation.

Valuation Period: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

Variable Account: Farm Bureau Life Variable Account.

Written Notice: A written request or notice signed by the Policyowner on a form satisfactory to the Company which we receive at our Home Office.

SUMMARY OF THE POLICY

The following is a summary of the Policy’s features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.

THE POLICY

•	The Policy is a flexible premium variable life insurance policy providing for:

•	death proceeds payable to the Beneficiary upon the Insured’s death,

•	the accumulation of Cash Value,

•	surrender rights, and

•	loan privileges.

•	We normally issue a Policy for a minimum Specified Amount of $25,000, but we may issue Policies for lower Specified Amounts.

•	You have flexibility in determining the frequency and amount of premiums. (See “THE POLICY—Premiums.”)

•	We do not guarantee the amount and/or duration of the life insurance coverage.

•

Cash Value may increase or decrease, depending upon the investment performance of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.

•

If the Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.

•

You may examine and cancel the Policy by returning it to us before midnight of the 20th day after you receive it. We will refund you the Cash Value on the Business Day we receive the Policy plus any charges we deducted. Certain states may require us to refund a different amount. (See “THE POLICY—Examination of Policy (Cancellation Privilege).”)

•	See “DISTRIBUTION OF THE POLICIES” for information on compensation of persons selling the Policies.

THE VARIABLE ACCOUNT

•

The Variable Account has 39 Subaccounts, each of which invests exclusively in one of the Investment Options offered by the Funds (see “FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT—Investment Options”).

•	You may instruct us to allocate Net Premiums and transfer Cash Value to any of the Subaccounts.

•	We will allocate your initial Net Premium to the Declared Interest Option.

•	We will automatically allocate, without charge, your Cash Value in the Declared Interest Option according to your allocation instructions upon the earlier of:

(1)	the date we receive, at our Home Office, a Written Notice that you have received the Policy, or

(2)	25 days after the Delivery Date.

•	If we receive Net Premiums before (1) or (2) above, we will allocate those monies to the Declared Interest Option.

•	We will allocate Net Premiums received after (1) or (2) above according to your allocation instructions.

THE DECLARED INTEREST OPTION

•

You may allocate or transfer all or a portion of your Cash Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4.5% annually). (See “THE DECLARED INTEREST OPTION.”)

PREMIUMS

•	You choose when to pay and how much to pay.

•

You must pay an initial premium equal to the greater of $100, or an amount that, when reduced by the premium expense charge, is enough to pay the first monthly deduction (for monthly premium payment mode Policies), or the first two monthly deductions (for quarterly, semi-annual or annual premium payment mode Policies).

•	We deduct a premium expense charge from each payment. (See “CHARGES and DEDUCTIONS—Premium Expense Charge.”)

POLICY BENEFITS

Cash Value Benefits (See “POLICY BENEFITS—Cash Value Benefits.”)

•	Your Policy provides for a Cash Value. A Policy’s Cash Value varies to reflect:

•	the amount and frequency of premium payments,

•	the investment performance of the Subaccounts,

•	interest earned on Cash Value in the Declared Interest Option,

•	Policy Loans,

•	partial surrenders, and

•	charges we assess under the Policy.

•	You may fully surrender your Policy and receive the Net Cash Value.

•	You may obtain a partial surrender of your Net Cash Value (minimum $500) at any time before the Maturity Date.

•	A partial or full surrender may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Transfers (See “POLICY BENEFITS—Transfers.”)

•	You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.

•	You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.

•	The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may assess a $25 charge for the thirteenth and each subsequent transfer in a Policy Year.

•	We do not consider certain transfers for purposes of the twelve free transfer limit. (See “THE POLICY—Special Transfer Privilege” and “THE POLICY—Premiums—Allocating Net Premiums.”)

Loans (See “POLICY BENEFITS—Loan Benefits.”)

•	You may borrow up to 90% of the Policy’s Cash Value, less any previously outstanding Policy Debt. Certain states may permit you to borrow up to 100% of the Policy’s Net Cash Value.

•	We charge you a maximum annual interest rate of 7.4%.

•	We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan.

•	Policy Loans may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Death Proceeds (See “POLICY BENEFITS—Death Proceeds.”)

•	The Policy contains two death benefit options:

•

Option A—the death benefit is the greater of the sum of the Specified Amount and the Policy’s Cash Value, or the Cash Value multiplied by the specified amount factor for the Insured’s Attained Age, as set forth in the Policy.

•	Option B—the death benefit is the greater of the Specified Amount, or the Cash Value multiplied by the specified amount factor for the Insured’s Attained Age, as set forth in the Policy.

•	Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death.

•

To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a payment option.

•	You may change the Specified Amount or the death benefit option.

CHARGES (See “CHARGES AND DEDUCTIONS”)

Premium Expense Charge

•	We deduct a premium expense charge equal to 7% of each premium. The remaining amount is the Net Premium.

Cash Value Charges

•	Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:

•	a cost of insurance charge, plus

•	the cost of any additional insurance benefits added by rider, plus

•	a $3 administrative charge.

•

During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly administrative charge ranging from $0.05 to $0.50 per $1,000 of Specified Amount or Specified Amount increase. This charge varies depending upon the Attained Age of the Insured and the Policy’s total Specified Amount.

•	Upon partial or complete surrender of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount surrendered.

•	We waive the transfer charge for the first twelve transfers during a Policy Year, but we may deduct a $25 charge for the thirteenth and each subsequent transfer in a Policy Year.

Charges Against the Variable Account

•	We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge equals an effective annual rate of 0.90%.

•	We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.

•

Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The following table indicates the Investment Options’ fees and expenses (both before and after waivers or reimbursements) for the year ended December 31, 2006. Current and future expense figures may be higher or lower than those shown.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)

Investment Option	Advisory Fee	Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement*	Total Expenses (after contractual fee waivers and reimbursements)
American Century
VP Inflation Protection Bond	0.49%	0.01%		0.00%	0.50%	0.00%	0.50%
VP Mid Cap Value	1.00%	0.00%		0.00%	1.00%	0.00%	1.00%
VP Ultra® Fund	1.00%	0.00%		0.00%	1.00%	0.00%	1.00%	(1)
VP Value	0.93%	0.00%		0.00%	0.93%	0.00%	0.93%	(1)
VP VistaSM Fund	1.00%	0.00%		0.00%	1.00%	0.00%	1.00%
Dreyfus
VIF Appreciation Portfolio—Initial Share Class	0.75%	0.07%		0.00%	0.82%	0.00%	0.82%
VIF Developing Leaders Portfolio—Initial Share Class	0.75%	0.09%	(2)	0.00%	0.84%	0.00%	0.84%
VIF Growth and Income Portfolio—Initial Share Class	0.75%	0.09%		0.00%	0.84%	0.00%	0.84%
VIF International Equity Portfolio—Initial Share Class	0.75%	0.28%		0.00%	1.03%	0.00%	1.03%
Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class	0.75%	0.08%		0.25%	1.08%	0.00%	1.08%
EquiTrust Variable Insurance Series Fund
Blue Chip Portfolio	0.20%	0.11%		0.00%	0.31%	0.00%	0.31%
High Grade Bond Portfolio	0.30%	0.14%		0.00%	0.44%	0.00%	0.44%
Managed Portfolio	0.45%	0.10%		0.00%	0.55%	0.00%	0.55%
Money Market Portfolio	0.25%	0.29%		0.00%	0.54%	0.00%	0.54%
Strategic Yield Portfolio	0.45%	0.13%		0.00%	0.58%	0.00%	0.58%
Value Growth Portfolio	0.45%	0.13%		0.00%	0.58%	0.00%	0.58%

Investment Option	Advisory Fee	Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement*	Total Expenses (after contractual fee waivers and reimbursements)
Fidelity Variable Insurance Products Funds
VIP Contrafund® Portfolio—Initial Class	0.57%	0.09%		0.00%	0.66%	0.00%	0.66%	(3)
VIP Growth Portfolio—Initial Class	0.57%	0.11%		0.00%	0.68%	0.00%	0.68%	(3)
VIP Growth & Income Portfolio—Initial Class	0.47%	0.13%		0.00%	0.60%	0.00%	0.60%	(3)
VIP High Income Portfolio—Service Class 2	0.57%	0.15%		0.25%	0.97%	0.00%	0.97%
VIP Index 500 Portfolio—Initial Class	0.10%	0.00%		0.00%	0.10%	0.00%	0.10%	(4)
VIP Mid Cap Portfolio— Service Class 2	0.57%	0.11%		0.25%	0.93%	0.00%	0.93%	(3)
VIP Overseas Portfolio—Initial Class	0.72%	0.16%		0.00%	0.88%	0.00%	0.88%	(3)
Franklin Templeton
Franklin Global Real Estate Securities Fund— Class 2	0.47%	0.03%		0.25%	0.75%	0.00%	0.75%	(5)
Franklin Small Cap Value Securities Fund—Class 2	0.51%	0.20%		0.25%	0.96%	0.03%	0.93%	(6)
Franklin Small-Mid Cap Growth Securities Fund—Class 2	0.48%	0.30%		0.25%	1.03%	0.01%	1.02%	(6)
Franklin U.S. Government Fund—Class 2	0.49%	0.05%		0.25%	0.79%	0.00%	0.79%	(7)
Mutual Shares Securities Fund—Class 2	0.60%	0.21%		0.25%	1.06%	0.00%	1.06%
Templeton Growth Securities Fund—Class 2	0.74%	0.04%		0.25%	1.03%	0.00%	1.03%	(7)
J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Portfolio	0.70%	0.56%	(2)	0.00%	1.26%	0.00%	1.26%	(8)
JPMorgan Small Company Portfolio	0.60%	0.56%	(2)	0.00%	1.16%	0.00%	1.16%	(8)

Investment Option	Advisory Fee	Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement*	Total Expenses (after contractual fee waivers and reimbursements)
Summit Pinnacle Series
Nasdaq-100 Index Portfolio	0.35%	0.30%		0.00%	0.65%	0.00%	0.65%	(9)
Russell 2000 Small Cap Index Portfolio	0.35%	0.32%	(2)	0.00%	0.67%	0.00%	0.67%
S&P MidCap 400 Index Portfolio	0.30%	0.23%		0.00%	0.53%	0.00%	0.53%
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85%	(10)
Mid-Cap Growth Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85%	(10)
New America Growth Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85%	(10)
Personal Strategy Balanced Portfolio	0.90%	0.02%	(2)	0.00%	0.92%	0.02%	0.90%	(10)(11)
T. Rowe Price International Series, Inc.
International Stock Portfolio	1.05%	0.00%		0.00%	1.05%	0.00%	1.05%	(10)

*  The contractual arrangements described in the Annual Investment Option Operating Expenses table are designed to reduce total annual operating expenses for purchasers of the Policy and will continue past the current year.

(1)  The Fund has a stepped fee schedule. As a result, the Fund’s management fee rate generally decreases as Fund assets increase. Please consult the Fund’s prospectus for more details about the Fund’s management fees. Information regarding other expenses, which include the fees and expenses of the Fund’s independent directors, their legal counsel, interest and extraordinary expenses, can be found in the Fees and Expenses section of the Fund’s prospectus.

(2)  Other expenses include acquired Fund fees and expenses of 0.02% for the VIF Developing Leaders, Russell 2000 Small Cap Index and Personal Strategy Balanced Portfolios, and 0.01% for the Mid Cap Value and Small Company Portfolios.

(3)  Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund’s expenses, and/or because through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.65%, Growth Portfolio 0.67%, Growth and Income Portfolio 0.59%, Mid Cap Portfolio 0.91% and Overseas Portfolio 0.81%. This arrangement may be discontinued by the Fund’s manager at any time.

(4)  Management fees for the Fund have been reduced to 0.10%, and total Fund expenses were limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees or extraordinary expenses). This expense limit may not be increased without approval of the Fund’s shareholders and board of trustees.

(5)  The Fund’s fees and expenses have been restated as if the Fund’s new investment management and fund administration agreements had been in place for the fiscal year ended December 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five-year period, with there being no increase in the rate of such fees for the first-year ending April 30, 2008.

(6)  The Fund’s manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton money market fund. This reduction is required by the Fund’s Board of Trustees and an order of the Securities and Exchange Commission.

(7)  The Fund administration fee is paid indirectly through the management fee.

(8)  Total expenses reflect a written agreement pursuant to which the Portfolio’s administrator agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio (excluding acquired Fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses, and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% and 1.15% of its average daily net assets through April 30, 2008 for the Mid Cap

Value and Small Company Portfolios, respectively. In addition, the Portfolio’s administrator may voluntarily waive or reimburse certain of its fees, as it may determine, from time to time. Taking these voluntary waiver and reimbursement arrangements into account, total expenses for the Mid Cap Value Portfolio would be 1.00%.

(9)  The Fund’s adviser has contractually agreed to limit total expenses to the extent they exceed 0.65% of the average net assets of the Nasdaq-100 Index Portfolio. This expense limit may not be changed without approval of the Portfolio’s shareholders.

(10)  Total Annual Investment Option expenses is an all-inclusive fee and pays for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio’s independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(11)  The Portfolio’s manager has voluntarily agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio’s investment in other T. Rowe Price portfolios. Including this reduction, total expenses would have been 0.88%.

TAX TREATMENT (See “FEDERAL TAX MATTERS”)

•	If we issue a Policy on the basis of a standard premium class, we believe that the Policy should qualify as a life insurance contract for federal income tax purposes.

•	If we issue a Policy on a substandard basis, it is not clear whether or not the Policy would qualify as a life insurance contract for federal income tax purposes.

•

If a Policy qualifies as a life insurance contract for federal income tax purposes, the Cash Value under a Policy should be subject to the same federal income tax treatment as cash value under a conventional fixed-benefit Policy—the Policyowner is generally not deemed to be in constructive receipt of Cash Values under a Policy until there is a distribution from the Policy.

•	If a Policy qualifies as a life insurance contract for federal income tax purposes, the death proceeds payable generally should be excludable from the gross income of the Beneficiary.

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2006, Iowa Farm Bureau Federation owned shares of various classes representing 64.20% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our outstanding voting shares.

Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 18 states—Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.

Iowa Farm Bureau Federation

Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

IMSA

The Company is a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

The Variable Account

We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.

The Variable Account’s assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account’s assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account’s assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities.

The Variable Account currently has 39 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

Investment Options

The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

The paragraphs below summarize each Investment Option’s investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference.

American Century Investments.  American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Inflation Protection Bond Fund

•      This Fund seeks long-term total return. The Fund pursues this objective by using a strategy to protect against U.S. inflation by investing substantially all of its assets in investment-grade debt securities.

VP Mid Cap Value Fund	• This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies whose stock price may not reflect the companies’ value.
VP Ultra® Fund

•      This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP Value Fund

•      This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies the investment adviser believes are undervalued at the time of purchase.

VP VistaSM Fund	• This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

Dreyfus.  The Dreyfus Corporation serves as the investment adviser to the the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio— Initial Share Class

•      This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus Variable Investment Fund: Developing Leaders Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its assets in the stocks of companies the adviser believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily invests in small companies with market capitalizations of less than $2 billion at the time of purchase.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class

•      This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.

Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.

Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class

•      This Fund seeks to provide capital growth; current income is a secondary goal. This Fund normally invests at least 80% of its assets in the common stocks of companies that, in the opinion of fund management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

EquiTrust Variable Insurance Series Fund.  EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio	• This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its net assets in equity securities of well-capitalized, established companies.
High Grade Bond Portfolio

•      This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor’s or Aaa, Aa or A by Moody’s Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Managed Portfolio

•      This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

Portfolio	Investment Objective(s) and Principal Investments
Money Market Portfolio

•      This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Strategic Yield Portfolio

•      This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody’s Investors Service, Inc. and/or BBB or lower by Standard & Poor’s, or in unrated securities of comparable quality (i.e., junk bonds). An investment in this Portfolio may entail greater than ordinary financial risk. (See the Fund prospectus “HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES—Lower-Rated Debt Securities.”)

Value Growth Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

Fidelity Variable Insurance Products Funds.  Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio

•      This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.

Fidelity VIP Growth & Income Portfolio	• This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio

Portfolio	Investment Objective(s) and Principal Investments

normally invests the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

Fidelity VIP High Income Portfolio

•       This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

Fidelity VIP Index 500 Portfolio

•       This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500.

Fidelity VIP Mid Cap Portfolio

•       This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in common stocks.

Fidelity VIP Overseas Portfolio	• This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio’s total assets will be invested in foreign equity securities. The Portfolio may also invest in U.S. issuers.

Franklin Templeton.  Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small-Mid Cap Growth Securities and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; Franklin Templeton Institutional, LLC serves as the investment adviser to the Franklin Global Real Estate Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Global Real Estate Securities Fund (formerly Franklin Real Estate Fund)	• This Fund seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.
Franklin Small Cap Value Securities Fund

•       This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies, and normally invests predominantly in equity securities. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

Franklin Small-Mid Cap Growth Securities Fund	• This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.

Portfolio	Investment Objective(s) and Principal Investments
Franklin U.S. Government Fund

•      This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities, a substantial portion of which is Ginnie Maes.

Mutual Shares Securities Fund

•      This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests primarily in equity securities of companies the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Growth Securities Fund	• This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

J.P. Morgan Series Trust II.  J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Mid Cap Value Portfolio

•      This Portfolio seeks growth from capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of mid-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase.

JPMorgan Small Company Portfolio

•      This Portfolio seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of small-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase.

Summit Pinnacle Series of Summit Mutual Funds, Inc. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Nasdaq-100 Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Nasdaq-100® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

Russell 2000 Small Cap Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Russell 2000® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

Portfolio	Investment Objective(s) and Principal Investments
S&P MidCap 400 Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the S&P MidCap 400® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio

•      This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend- paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

Mid-Cap Growth Portfolio

•      This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above- average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor’s Mid-Cap 400 Index or the Russell Mid-Cap Growth Index.

New America Growth Portfolio

•      This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”.

Personal Strategy Balanced Portfolio

•      This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities.

T. Rowe Price International Series, Inc.  T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	• This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States.

The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

We select the Investment Options offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Cash Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Policyowners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options. The Company and its affiliates may profit from these payments.

Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner’s Cash Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

If we deem it to be in the best interests of persons having voting rights under the Policies, we may

•	operate the Variable Account as a management investment company under the Investment Company Act of 1940,

•	deregister the Variable Account under that Act in the event such registration is no longer required, or,

•	subject to obtaining any approvals or consents required by applicable law, combine the

Variable Account with other Company separate accounts.

To the extent permitted by applicable law, we may also transfer the Variable Account’s assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See “ADDITIONAL INFORMATION—Voting Rights.”)

THE POLICY

Purchasing the Policy

In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $25,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $25,000.

The effective date of insurance coverage under the Policy will be the latest of:

•	the Policy Date,

•	the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

•	the date when we receive the full initial premium at our Home Office.

The Policy Date will be the later of:

(1)	the date of the initial application, or

(2)	the date we receive any additional information at our Home Office if our underwriting rules require additional medical or other information.

The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

Premium Flexibility.  We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium equal to the greater of $100, or an amount that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month (for Policies established through a monthly premium payment mode), or an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deductions for the first two Policy months (for Policies established through a quarterly, semi-annual or annual premium payment mode). Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Planned Periodic Premiums.  You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See “FEDERAL TAX MATTERS.”)

You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”) and a Grace Period expires without a sufficient payment (see “THE POLICY—Policy Lapse and Reinstatement—Lapse”). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

Death Benefit Guarantee Premiums.  If you selected the optional Death Benefit Guarantee Rider, your Policy’s data page will show a “Death Benefit Guarantee Monthly Premium.” On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a Grace Period even if its Net Cash Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

(a)	is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial surrenders (accumulated from the date of each surrender at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b)	is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

For example: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial surrenders have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepayment interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

However, assuming you had requested a partial surrender of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial surrender ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy’s Specified Amount or death benefit options, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

Unscheduled Premiums.  Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Premium Limitations.  In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

Payment of Premiums.  We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

Net Premiums.  The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See “CHARGES AND DEDUCTIONS—Premium Expense Charge.”)

Allocating Net Premiums.  In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

(1)	before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

(2)	before the end of 25 days after the Delivery Date.

Upon the earlier of (1) or (2) above, we will automatically allocate the Cash Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see “THE POLICY—Examination of Policy (Cancellation Privilege)”).

The following additional rules apply to Net Premium allocations:

•

You must allocate at least 1% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option. (The Company may, in its sole discretion, raise the minimum allocation requirement to 10% at any time.)

•	Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

•	Each Net Premium may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

•

You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice. The change will take effect on the date we receive the Written Notice and will have no effect on prior Cash Values.

Examination of Policy (Cancellation Privilege)

You may cancel the Policy by delivering or mailing Written Notice and returning the Policy to us before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

We will refund, within seven days after our receipt of satisfactory notice of cancellation and the returned Policy, an amount equal to the sum of:

•	the Cash Value on the Business Day on or next following the date we receive the Policy,

•	any premium expense charges we deducted,

•	monthly deductions made on the Policy Date and any Monthly Deduction Day, and

•	amounts approximating the daily charges against the Variable Account.

(Owners in the state of Utah will receive the greater of (1) the Policy’s Cash Value plus an amount approximately equal to any charges we deducted from premiums, Cash Value and the Variable Account, or (2) premiums paid.)

Policy Lapse and Reinstatement

Lapse.  Your Policy may lapse (terminate without value) if the Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—

Monthly Deduction”) AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See “THE POLICY—Premiums—Death Benefit Guarantee Premiums.”) Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Cash Value for purposes of Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Cash Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

Reinstatement.  Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

•	A written application for reinstatement signed by the Policyowner and the Insured;

•	Evidence of insurability we deem satisfactory;

•	A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

•	An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the first-year monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See “CHARGES AND DEDUCTIONS—Monthly Deduction.”) We will not reinstate a Policy surrendered for its Cash Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see “FEDERAL TAX MATTERS”).

The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount transferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

Special Transfer Privilege

You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Cash Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

POLICY BENEFITS

While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Cash Value by partially or completely surrendering the Policy. (See “POLICY BENEFITS—Cash Value Benefits—Surrender Privileges.”) In addition, you have certain policy loan privileges under the Policies. (See “POLICY BENEFITS—Loan Benefits—Policy Loans.”) The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see “POLICY BENEFITS—Death Proceeds—Death Benefit Options”), and benefits upon the maturity of a Policy (see “POLICY BENEFITS—Benefits at Maturity”).

Cash Value Benefits

Surrender Privileges.  At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy in whole or in part by sending us Written Notice. If we receive your Written Notice to surrender your Policy prior to 3:00 p.m. central time, we will calculate the Net Cash Value for your Policy (less the Surrender Charge) as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender your Policy at or after 3:00 p.m. central time, we will calculate the Net Cash Value for your Policy (less the Surrender Charge) as of 3:00 p.m. central time on the following Business Day.

A Surrender Charge to cover the cost of processing the surrender will be payable upon complete surrender and upon each partial surrender. The charge is equal to the lesser of $25 or 2% of the amount requested. (See “CHARGES AND DEDUCTIONS—Surrender Charge.”) We ordinarily mail surrender proceeds to the Policyowner within seven days after we receive Written Notice for a surrender, although we may postpone payments under certain circumstances. (See “GENERAL PROVISIONS—Postponement of Payments.”)

Facsimile Requests.  You may request a partial withdrawal from or surrender of your Contract via facsimile.

•	Facsimile requests must be directed to 1-515-226-6844 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

•	A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

•	We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided.

•

Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive your Written Notice. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

•

A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

•

We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

•	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Complete Surrenders.  The amount payable on complete surrender of the Policy is the Net Cash Value at the end of the Valuation Period when we receive the request, less the Surrender Charge. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See “POLICY BENEFITS—Payment Options.”) If you surrender the entire Net Cash Value, all insurance in force will terminate and you cannot reinstate the Policy. See “FEDERAL TAX MATTERS” for a discussion of the tax consequences associated with complete surrenders.

Partial Surrenders.  You may obtain a portion of the Policy’s Net Cash Value as a partial surrender from the Policy.

•	A partial surrender must be at least $500.

•	A partial surrender cannot exceed the lesser of (1) the Net Cash Value minus $500 or (2) 90% of the Net Cash Value.

We deduct the Surrender Charge from the remaining Cash Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See “POLICY BENEFITS—Payment Options.”)

We will allocate a partial surrender (together with the Surrender Charge) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial surrender, we will allocate the partial surrender among the Subaccounts and the Declared Interest Option in the same proportion that the Cash Value in each of the Subaccounts and the Cash Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Cash Value, reduced by any outstanding Policy Debt, on the date we receive your Written Notice.

Partial surrenders will affect both the Policy’s Cash Value and the death proceeds payable under the Policy. (See “POLICY BENEFITS—Death Proceeds.”)

•	The Policy’s Cash Value will be reduced by the amount of the partial surrender.

•

If the death benefit payable under either death benefit option both before and after the partial surrender is equal to the Cash Value multiplied by the specified amount factor set forth in the Policy, a partial surrender will result in a reduction in death proceeds equal to the amount of the partial surrender, multiplied by the specified amount factor then in effect.

•	If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial surrender.

If Option A is in effect at the time of the surrender, there will be no effect on Specified Amount. If Option B is in effect at the time of surrender, partial surrenders will reduce the Policy’s Specified Amount by the amount of Cash Value surrendered. (See “POLICY BENEFITS—Death Proceeds—Death Benefit Options.”) The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial surrender, as published by the Company. As a result, we will not process any partial surrender that would reduce the Specified Amount below this minimum.

If increases in the Specified Amount previously have occurred, a partial surrender will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively,

then the coverage under the original application. Thus, a partial surrender may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.”) For a discussion of the tax consequences associated with partial surrenders, see “FEDERAL TAX MATTERS.”

Net Cash Value.  Net Cash Value equals the Policy’s Cash Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Calculating Cash Value.  The Cash Value of the Policy is equal to the sum of the Cash Values in each Subaccount, plus the Cash Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Cash Value on each Business Day, and there is no guaranteed minimum Cash Value.

•	Cash Value will reflect a number of factors, including

•	premiums paid,

•	partial surrenders,

•	Policy Loans,

•	charges assessed in connection with the Policy,

•	interest earned on the Cash Value in the Declared Interest Option, and

•	investment performance of the Subaccounts to which the Cash Value is allocated.

As of the Policy Date, the Cash Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Cash Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Cash Value in a Subaccount will equal:

•	The total Subaccount units represented by the Cash Value at the end of the preceding Valuation Period, multiplied by the Subaccount’s unit value for the current Valuation Period; PLUS

•	Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

•	All Cash Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

•

All Cash Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

•	All partial surrenders (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

•	The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

The Policy’s total Cash Value in the Variable Account equals the sum of the Policy’s Cash Value in each Subaccount.

Unit Value.  Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy’s Cash Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent Valuation Period by dividing (a) by (b) where:

(a)	is the net result of

(1)	the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, plus

(2)	the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period, minus

(3)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus

(4)	any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, minus

(5)	a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to an effective annual rate of 0.90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

(b)	is the number of units outstanding at the end of the preceding Valuation Period.

We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

Transfers

The following features apply to transfers under the Policy:

•

You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

•

You may make transfers by written request to the Home Office or, if you elected the “Telephone Transfer Authorization” on the supplemental application, by calling the Home Office toll-free at (800) 247-4170. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

•	The amount of the transfer must be at least $100; or if less than $100, the total Cash Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared

Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

•

The transfer will be effective as of the end of the Valuation Period during which we receive your Written Notice. This means that if we receive your Written Notice or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

•	The Company waives the transfer charge for the first twelve transfers during a Policy Year.

•

We may assess a transfer charge of $25 for the 13th and each subsequent transfer in a Policy Year. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See “CHARGES AND DEDUCTIONS—Transfer Charge.”)

•	For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

Dollar Cost Averaging.  You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single “source account.” Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated “target accounts” each month.

•	The minimum amount of each transfer is $100.

•	Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•	We will terminate this option when monies in the source account are inadequate, or upon receipt of a Written Notice at our Home Office.

•	This feature is considered in the twelve free transfers in a Policy Year. All transfers made on the same date count as one transfer.

•	The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

•	There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

Additional Limitations on Transfers.  When you make a request to transfer Cash Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected

Investment Options. Therefore, a Policyowner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same Policyowner or owned by spouses or by different partnerships that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we would impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies (“variable contracts”) and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for the imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of any Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company’s ability to satisfy its contractual obligations to Policyowners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Loan Benefits

Policy Loans.  So long as the Policy remains in force and has a positive Net Cash Value, you may borrow money from the Company at any time using the Policy as the sole security for a Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

The maximum amount that you may borrow at any time is 90% of the Cash Value as of the end of the Valuation Period during which we receive your Written Notice for a Policy Loan, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy’s Net Cash Value.) The Company’s claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

Allocation of Policy Loan.  When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the loan. If, immediately prior to a Policy Loan, the Cash Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Cash Value, in the same proportions that the Policy’s Cash Value in each Subaccount bears to the Policy’s total Cash Value in the Variable Account. We will determine Cash Values as of the end of the Valuation Period during which we receive your Written Notice for a Policy Loan.

We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See “GENERAL PROVISIONS—Postponement of Payments.”)

Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See “POLICY BENEFITS—Loan Benefits—Effect on Investment Performance.”)

Loan Interest Charged.  The interest rate charged on Policy Loans is not fixed. Initially, it will be the rate shown in the Policy on the Policy data page. The Company may at any time elect to change the interest rate, subject to the following conditions:

(1)	the rate may not exceed 7.4% per year in advance (which is equal to an effective rate of 8%);

(2)	any increase in the interest rate may not exceed 1% per calendar year; and

(3)	changes in the interest rate may not occur more often than once in any twelve-month period. We will send you notice of any change in rate. The new rate will take effect on the Policy Anniversary coinciding with or next following the date we change the rate.

Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See “POLICY BENEFITS—Loan Benefits—Allocation of Policy Loan.”)

Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured’s death and to the Cash Value upon complete surrender, and we will credit it to the Cash Value in the Declared Interest Option upon repayment of Policy Debt.

Effect on Investment Performance.  Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate of between 4.5% and 6%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Cash Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Cash Value was transferred is less than or greater than the interest rates actually credited to the Cash Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no loan was made, Cash Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

Policy Debt.  Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid Policy Loan interest. Policy Debt is not included in Net Cash Value, which is equal to Cash Value less Policy Debt. If Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”), we will notify you. To avoid lapse and termination of the Policy without value (see “THE POLICY—Policy Lapse and Reinstatement—Lapse”), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

Repayment of Policy Debt.  You may repay Policy Debt in whole or in part any time during the Insured’s life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured’s death, from Cash Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Cash Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

For a discussion of the tax consequences associated with Policy Loans and lapses, see “FEDERAL TAX MATTERS.”

Death Proceeds

So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

•	You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

•

If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See “POLICY BENEFITS—Payment Options.”)

To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See “GENERAL PROVISIONS—Postponement of Payments.”) We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

Death Benefit Guarantee Rider.  If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee monthly premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Cash Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See “THE POLICY—Premiums—Death Benefit Guarantee Premium.”) Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

(a)	is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial surrenders (accumulated from the date of each surrender at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b)	is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

Death Benefit Options.  Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured’s death.

Under Option A, the death benefit will be equal to the greater of

(1)	the sum of the current Specified Amount and the Cash Value, or

(2)	the Cash Value multiplied by the specified amount factor for the Insured’s Attained Age.

We will determine Cash Value as of the end of the Business Day coinciding with or immediately following the date of death. Under Option A, the death proceeds will always vary as the Cash Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, Policyowners generally should select Option A.

Under Option B, the death benefit will be equal to the greater of:

•	the current Specified Amount, or

•	the Cash Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured’s Attained Age.

Under Option B, the death benefit will remain level at the Specified Amount unless the Cash Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Cash Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Cash Value rather than increased death benefits, Policyowners generally should select Option B.

Appendix B shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.

Changing the Death Benefit Option.  You may change the death benefit option in effect at any time by sending Written Notice to us. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Cash Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Cash Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.”)

Change in Existing Coverage.  After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us Written Notice. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance Rate, and—Net Amount at Risk.”) If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see “THE POLICY—Premiums—Premium Limitations”), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy’s Cash Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month.

Changes in Insurance Protection.  You may increase or decrease the pure insurance protection provided by a Policy—the difference between the death benefit and the Cash Value—in one of several ways as insurance needs change. This would include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, taking a partial surrender from Cash Value.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

•

A decrease in the Specified Amount will, subject to the applicable specified amount factor (see “POLICY BENEFITS—Death Proceeds—Death Benefit Options”), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Cash Value.

•

An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

•

If you elect Option B, an increased level of premium payments will increase the Cash Value and reduce the pure insurance protection, until the Cash Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

•

If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Cash Value and will increase the possibility that the Policy will lapse.

•

A partial surrender will reduce the death benefit. (See “POLICY BENEFITS—Cash Value Benefits—Surrender Privileges.”) However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Cash Value withdrawn. The primary effect of a partial surrender is you receive cash and reduce Cash Value.

In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Cash Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased.

A change in insurance protection may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Accelerated Payments of Death Proceeds

In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement (the “Endorsement”) providing for this right. There is no separate charge for this Endorsement.

For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

The accelerated death benefit is equal to the Policy’s death benefit as described on page 7, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Adding this endorsement to a Policy or requesting an accelerated death benefit under this endorsement may have tax consequences (see “FEDERAL TAX MATTERS”).

In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

There are several other restrictions associated with the Endorsement. These are:

(1)	the Endorsement is not valid if the Policy is within five years of being matured,

(2)	the consent of any irrevocable Beneficiary or assignee is required to exercise the Endorsement,

(3)	we reserve the right, in our sole discretion, to require the consent of the Insured or of any Beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

(4)	we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

(5)	the Endorsement is not effective where:

(a)	you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

(b)	the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon our receipt of your Written Notice to cancel the Endorsement or upon termination of the Policy.

The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the Beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Benefits at Maturity

The Maturity Date is Attained Age 95. If the Insured is alive and the Policy is in force on the Maturity Date, we will pay to you the Policy’s Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See “POLICY BENEFITS—Loan Benefits—Repayment of Policy Debt.”) We may pay benefits at maturity in a lump sum or under a payment option.

Prior to the Maturity Date, your Policy may be exchanged for a universal life policy to provide you continued coverage to age 115. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

Payment Options

We may pay death proceeds and Cash Value due at maturity, or upon partial or complete surrender of a Policy in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any manner acceptable to us.

You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured’s death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending Written Notice, provided that a prior option chosen by you is not in effect.

If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,

(1)	the proceeds are less than $2,000;

(2)	periodic payments would be less than $20; or

(3)	the payee is an assignee, estate, trustee, partnership, corporation or association.

You may choose a lump sum payment under a Living Tradition AccountTM (“LTA”). The LTA is similar to a checking account, except it is not FDIC insured, but is backed by the claims-paying ability of the Company. The LTA is part of our General Account and is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA. We pay interest on proceeds held in the LTA.

Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee’s estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured’s death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

Option 1—Interest Income.  Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly as selected by the payee and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

Option 2—Income for a Fixed Period.  Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 3—Life Income with Term Certain.  Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 4—Income of a Fixed Amount.  Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 5—Joint and Two-Thirds Survivor Monthly Life Income.  Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

Alternate Payment Options.  The Company may make available alternative payment options. Your choice of payment frequency and payout period will affect the amount of each payment and the total amount paid out. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment and the total amount paid out.

A tax adviser should be consulted with respect to the consequences associated with a payment option.

CHARGES AND DEDUCTIONS

We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

Premium Expense Charge

Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge consisting of a sales charge and a charge for premium taxes. The premium less the premium expense charge equals the Net Premium.

Sales Charge.  We deduct a sales charge equal to 5% of each premium payment to compensate us for expenses incurred in distributing the Policy. The sales charge in any Policy Year is not necessarily related to actual distribution expenses incurred in that year. Instead, we expect to incur the majority of distribution expenses in the early Policy Years and to recover any deficiency over the life of the Policy from our general assets, including amounts derived from the mortality and expense risk charge.

Premium Taxes.  Various states and subdivisions thereof impose a tax on premiums received by insurance companies. Therefore, the premium expense charge currently includes a deduction of 2% of each premium payment for these taxes. Premium taxes vary from state to state. The deduction represents an amount we consider necessary to pay all premium taxes imposed by the states and any subdivisions thereof. We reserve the right to change the amount of this premium tax charge.

Monthly Deduction

We deduct certain charges monthly from the Cash Value of each Policy (“monthly deduction”) to compensate us for the cost of insurance coverage and any additional benefits added by rider (see “GENERAL PROVISIONS—Additional Insurance Benefits”), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy’s Net Cash

Value in the Declared Interest Option and the Policy’s Cash Value in each Subaccount bear to the total Net Cash Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Cash Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

•	the cost of insurance for the Policy; plus

•	the cost of any optional insurance benefits added by rider; plus

•	the monthly administrative charge.

During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first-year monthly administrative charge.

Cost of Insurance.  This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

Net Amount at Risk.  Under Option A, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b) minus (c), where:

(a) is the Specified Amount;

(b) is 1.00367481; and

(c) is the Cash Value.

We determine the Specified Amount and the Cash Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Cash Value a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

Cost of Insurance Rate.  We base the cost of insurance rate for the initial Specified Amount on the Insured’s sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured’s sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners’ Standard Ordinary

1	Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%.

Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

The cost of insurance rates generally increase as the Insured’s Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company’s super-preferred class of insurance rates.)

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Cash Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

Additional Insurance Benefits.  The monthly deduction will include charges for any additional benefits provided by rider. (See “GENERAL PROVISIONS—Additional Insurance Benefits.”)

Monthly Administrative Charge.  We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $3 monthly administrative charge against each Policy. Once we issue a Policy, we guarantee the amount of this charge for the life of the Policy.

First-Year Monthly Administrative Charge.  We deduct administrative charges from Cash Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured’s premium class, and establishing Policy records. We base the charges deducted during the first 12 Policy Months on the Insured’s Attained Age. We base the charges deducted during the 12 Policy Months following any increase in Specified Amount on the Insured’s age at last birthday on the effective date of the increase.

The first-year monthly administrative charge per $1,000 of Specified Amount depends on the Specified Amount of the Policy and the age of the Insured, as shown in the following table:

Age	$25,000 to $49,999	$50,000 to $99.999	$ 100,000 to $249,000	$250,000+
0-25	$0.20	$0.15	$0.10	$0.05
26	0.21	0.16	0.11	0.06
27	0.22	0.17	0.12	0.06
28	0.23	0.18	0.13	0.07
29	0.24	0.19	0.14	0.07
30	0.25	0.20	0.15	0.08
31	0.26	0.21	0.16	0.08
32	0.27	0.22	0.17	0.09
33	0.28	0.23	0.18	0.09
34	0.29	0.24	0.19	0.10
35	0.30	0.25	0.20	0.10
36	0.31	0.26	0.21	0.11
37	0.32	0.27	0.22	0.11
38	0.33	0.28	0.23	0.12
39	0.34	0.29	0.24	0.12
40	0.35	0.30	0.25	0.13
41	0.36	0.31	0.26	0.13
42	0.37	0.32	0.27	0.14
43	0.38	0.33	0.28	0.14
44	0.39	0.34	0.29	0.15
45	0.40	0.35	0.30	0.15
46	0.41	0.36	0.31	0.16
47	0.42	0.37	0.32	0.16
48	0.43	0.38	0.33	0.17
49	0.44	0.39	0.34	0.17
50	0.45	0.40	0.35	0.18
51	0.46	0.41	0.36	0.18
52	0.47	0.42	0.37	0.19
53	0.48	0.43	0.38	0.19
54	0.49	0.44	0.39	0.20
55 & up	0.50	0.45	0.40	0.20

Transfer Charge

The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer.

•	Unless paid in cash, we will deduct the transfer charge from the amount transferred.

•	Once we issue a Policy, we will not increase this charge for the life of the Policy.

•

We will not impose a transfer charge on transfers that occur as a result of Policy Loans, exercise of the special transfer privilege or upon initial allocation of Cash Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

Currently, there is no charge for changing the Net Premium allocation instructions.

Surrender Charge

Upon partial or complete surrender of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount surrendered to compensate us for costs incurred in accomplishing the surrender. We deduct the Surrender Charge from the remaining Cash Value.

Variable Account Charges

Mortality and Expense Risk Charge.  We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of 0.90% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

Federal Taxes.  Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See “FEDERAL TAX MATTERS.”)

Investment Option Expenses.  The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the “SUMMARY OF THE POLICY” and described in the prospectus for each Investment Option.

Compensation.  For information concerning compensation paid for the sale of the Policies, see “DISTRIBUTION OF THE POLICIES.”

THE DECLARED INTEREST OPTION

You may allocate Net Premiums and transfer Cash Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, thestaff of the Securities and Exchange Commission has not reviewed the disclosures in this

Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.

General Description

Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account’s assets.

You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Cash Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Cash Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment performance of the General Account.

Declared Interest Option Cash Value

Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner’s Cash Value in the Declared Interest Option will not be less than an effective annual rate of 4.5%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.5% per year. Any interest credited on the Policy’s Cash Value in the Declared Interest Option in excess of the guaranteed rate of 4.5% per year will be determined in the sole discretion of the Company and may be changed at any time by us, in our sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4.5% per year. The interest credited to the Policy’s Cash Value in the Declared Interest Option that equals Policy Debt may be greater than 4.5%, but will in no event be greater than 6%. The Cash Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

The Company guarantees that, at any time prior to the Maturity Date, the Cash Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Cash Value transferred to the Declared Interest Option, plus interest at the rate of 4.5% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial surrenders or transfers to the Variable Account.

Transfers, Surrenders and Policy Loans

You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see “CHARGES AND DEDUCTIONS—Transfer Charge”). Unless you submit the transfer charge in cash with your request, we will deduct the charge from the amount transferred. No more than 50% of the Net Cash Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Cash Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy’s Maturity Date.

We may delay transfers, payment of partial and complete surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

GENERAL PROVISIONS

The Contract

We issue the Policy in consideration of the statements in the application and payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

Incontestability

The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

Change of Provisions

We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy’s qualification as life insurance under federal tax law.

Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

Misstatement of Age Or Sex

If the Insured’s age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

Suicide Exclusion

If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial surrenders, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

Annual Report

At least once each year, we will send an annual report to each Policyowner. The report will show

•	the current death benefit,

•	the Cash Value in each Subaccount and in the Declared Interest Option,

•	outstanding Policy Debt, and

•	premiums paid, partial surrenders made and charges assessed since the last report.

The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

Non-Participation

The Policy does not participate in the Company’s profits or surplus earnings. No dividends are payable.

Ownership of Assets

The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

Written Notice

You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Insured’s full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

Postponement of Payments

The Company will usually mail the proceeds of complete surrenders, partial surrenders and Policy Loans within seven days after we receive the Policyowner’s Written Notice. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete or partial surrender, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

•

the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

•	the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

•

an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

We also may postpone transfers under these circumstances.

Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

If mandated under applicable law, the Company may be required to block a Policyowner’s account and thereby refuse to pay any request for transfer, partial or complete surrender, loan or death proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

Continuance of Insurance

The insurance under a Policy will continue until the earlier of:

•	the end of the Grace Period following the Monthly Deduction Day on which the Net Cash Value is less than the monthly deduction for the following Policy Month;

•	the date the Policyowner surrenders the Policy for its entire Net Cash Value;

•	the death of the Insured; or

•	the Maturity Date.

Any rider to a Policy will terminate on the date specified in the rider.

Ownership

The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured’s lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences.

The Beneficiary

The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

Unless a payment option is chosen, we will pay the proceeds payable at the Insured’s death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner’s estate.

Changing the Policyowner or Beneficiary

During the Insured’s lifetime, the Policyowner and the Beneficiary may be changed. To make a change, you must send Written Notice and we must actually receive and record the request. The change will take effect as of the date you sign the request and will not be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

Additional Insurance Benefits

Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

•	Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.

•

Universal Waiver of Charges. This rider provides that, in the event of the Insured’s total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

•

Universal Adult Term Insurance. This rider provides term insurance coverage on your life or the life of an additional adult Insured. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider, plus a monthly charge for the first year of coverage and for the first year following any increase in coverage based on a specified dollar rate per $1,000 of term insurance coverage or increase in coverage, as applicable.

•

Universal Child Term Life Insurance. This rider provides term insurance coverage on each of the Insured’s eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

•

Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Cash Value be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.

•

Universal Guaranteed Insurance Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.

We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See “CHARGES AND DEDUCTIONS—Monthly Deduction.”) You may obtain detailed information concerning available riders from the agent selling the Policy. (Not all riders are available in all states and state variations may apply.)

Change of Address

We confirm all Policyowner change of address requests by sending a confirmation to both the old and new address.

DISTRIBUTION OF THE POLICIES

The Policies will be sold by individuals, who in addition to being appointed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, EquiTrust Marketing Services, LLC (“EquiTrust Marketing”). EquiTrust Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD. EquiTrust Marketing, an affiliate of the Company, currently receives annual compensation of $100 per registered representative for acting as principal underwriter. EquiTrust Marketing’s principal business address is the same as that of the Company.

In addition to the annual compensation paid for EquiTrust Marketing’s role as principal underwriter, the Company pays commissions to EquiTrust Marketing for sales of the Policies, and EquiTrust Marketing pays its registered representatives all of the commissions it receives. Registered representatives will receive commissions based on a commission schedule and rules established by EquiTrust Marketing. The Company may pay agents first year commissions at a rate not exceeding 50% of minimum initial premiums and 4% of excess premiums paid in the first Policy Year.

Registered representatives will be paid renewal commissions at a rate equal to 5% of minimum initial premiums and 4% of unscheduled premiums paid after the first Policy Year. Additional commissions at a rate not exceeding 50% of the increase in minimum initial premiums may be paid during the first year following an increase in Specified Amount. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Registered representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits, expense allowances, financing arrangements and non-cash compensation items that the Company may provide jointly with EquiTrust Marketing. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, EquiTrust Marketing’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. EquiTrust Marketing’s registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

The commissions and payments described above, along with other distribution expenses associated with distributing the Policies, such as advertising expenses and compensation for EquiTrust Marketing’s management, are paid by the Company. The commissions and other incentives or payments described above are not charged directly to Policyowners. They do not result in any additional charges against the Policy that are not described above under “CHARGES AND DEDUCTIONS.” We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

EquiTrust Marketing receives 0.25% from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Option: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Real Estate Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

Under the Public Disclosure Program, the NASD provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. The NASD’s toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Policyowners have been currently taxed on income and gains attributable to variable account assets. Certain features of the Policy, such as the flexibility to allocate premium payments and Cash Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy .

In addition, the Code requires that the investments of the Subaccounts be “adequately diversified” in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, a Policyowner will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract (“MEC”).

Modified Endowment Contracts.  Under the Internal Revenue code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven years after the Policy is issued, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced benefit amount. A reduction in benefits may occur, for example, as a result of a partial withdrawal. If there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as MECs are subject to the following tax rules:

(1)	All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner’s investment in the Policy only after all gain has been distributed.

(2)	Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

(3)

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner’s beneficiary or designated beneficiary.

(4)	If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Policy that is not classified as a MEC, including complete and partial surrenders, are generally treated first as a recovery of the Policyowner’s investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread or a minimal spread is unclear. You should consult your tax adviser about any such loan.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

Investment in the Policy.  Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.  In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

Multiple Policies.  All MECs that are issued by the Company (or its affiliates) to the same

Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner’s income when a taxable distribution occurs.

Accelerated Death Benefits.  The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Exchanges.  The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under “THE POLICY—Exchange Privilege” generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Other Policyowner Tax Matters.  Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted additional rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts.  Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Split-Dollar Arrangements.  The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.

Alternative Minimum Tax.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includible in the Policyowner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Policyowner was not the Insured, the fair market value of the Policy would be included in the Policyowner’s estate upon the Policyowner’s death. The Policy would not be includible in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowners. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.

The individual situation of each owner or beneficiary will determine the extent, if any, to which state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Taxation of the Company

At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

Employment-Related Benefit Plans

The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

ADDITIONAL INFORMATION

Safekeeping of the Variable Account’s Assets

The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by

St. Paul Travelers Company Inc. in the amount of $5,000,000 covering all the officers and employees of the Company.

Voting Rights

To the extent required by law, the Company will vote Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy’s Cash Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of Policyowners determining the outcome of a vote.

Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

Disregard of Voting Instructions.  The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

Electronic Transactions

You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send Written Notice to our Home Office. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Policy, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney’s fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Policy.

State Regulation of the Company

The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

Officers and Directors of Farm Bureau Life Insurance Company

The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years.

Name and Position With The Company	Principal Occupation Last Five Years
Eric K. Aasmundstad Director	Farmer; President, North Dakota Farm Bureau Federation; Director, Western Agricultural Insurance Company, NODAK Mutual Insurance Company, Dakota Farm Bureau, LLC and Farm Bureau Bank.

Name and Position With The Company	Principal Occupation Last Five Years
Steve L. Baccus Director

Farmer; President, Kansas Farm Bureau; Class B Director, FBL Financial Group, Inc.; Director, EquiTrust Life Insurance Company and other affiliates of the foregoing, American Farm Bureau Federation and FB Bancorp; Chairman and Director, Farm Bureau Mutual Insurance Company.

William C. Bruins Director	Dairy Farmer; President, Wisconsin Farm Bureau Federation.
Alan L. Foutz Director

Farmer; President, Colorado Farm Bureau Federation and Colorado Farm Bureau Mutual Insurance Company; Director, American Farm Bureau Insurance Services, Southern Farm Bureau Casualty Company and Farm Bureau Bank.

Doug Gronau Director	Farmer; District Director, Iowa Farm Bureau Federation.
Daniel L. Johnson Director	Farmer; District Director, Iowa Farm Bureau Federation; Director, Farm Bureau Mutual Insurance Company and Western Agricultural Insurance Company.
G. Steven Kouplen Director	Farmer; President, Oklahoma Farm Bureau Federation; Class B Director, FBL Financial Group, Inc.; Director, American Farm Bureau Federation.
Perry E. Livingston Director	Rancher; President and Director, Wyoming Farm Bureau Federation and Mountain West Farm Bureau Mutual Insurance Company; Vice Chairman and Director, Western Computer Services, Inc.
David L. McClure Director	Farmer; President, Montana Farm Bureau Federation; Chairman and Director, Western Computer Services, Inc.; Vice President and Director, Mountain West Farm Bureau Mutual Insurance Company.
Charles E. Norris Director	Farmer; District Director, Iowa Farm Bureau Federation.
Keith R. Olsen Director

Farmer; President, Nebraska Farm Bureau Federation; Class B Director, FBL Financial Group, Inc.; Director, American Farm Bureau Federation and other affiliates of the foregoing, Western Agricultural Insurance Company and Blue Cross/Blue Shield of Nebraska; Vice Chairman and Director, Farm Bureau Mutual Insurance Company.

Kevin J. Paap Director	Farmer; President, Minnesota Farm Bureau Federation; Director, American Farm Bureau Federation, Farm Bureau Mutual Insurance Company and other affiliates of the foregoing.
Frank S. Priestley Director

Farmer; President and Director, Idaho Farm Bureau Federation and other affiliates of the foregoing; Director, Farm Bureau Bank, Western Computer Services, Inc.; Class B Director, FBL Financial Group, Inc.

Kevin G. Rogers Director	Farmer; President and Director, Arizona Farm Bureau Federation and Western Computer Services, Inc.
Calvin Rozenboom Director	Farmer; District Director, Iowa Farm Bureau Federation; Director, Farm Bureau Mutual Insurance Company.

Name and Position With The Company	Principal Occupation Last Five Years
Phillip J. Sundblad Director	Farmer; District Director, Iowa Farm Bureau Federation.
Scott E. VanderWal Director	Farmer and Rancher; President, South Dakota Farm Bureau Federation; Director, Farm Bureau BanCorp, Farm Bureau Mutual Insurance Company and other affiliates of the foregoing.
Michael S. White Director

Farmer; President and Director, New Mexico Farm and Livestock Bureau, Western Farm Bureau Mutual Insurance Company and Western Farm Insurance Agency; Vice Chairman and Director, Western Agricultural Insurance Company; Director, Farm Bureau Mutual Insurance Company and other affiliates of the foregoing.

Craig A. Lang President and Director

Dairy Farmer; Chairman and Class B Director, FBL Financial Group, Inc.; President and Director, Iowa Farm Bureau Federation, EquiTrust Life Insurance Company and other affiliates of the foregoing and Farm Bureau Agricultural Business Corporation; Director, Farm Bureau Mutual Insurance Company and other affiliates of the foregoing.

Leland J. Hogan Vice President and Director	Farmer; President, Utah Farm Bureau Federation, Hogan Brothers, Inc. and L&B Development; Director, Farm Bureau Bank, Farm Bureau Mutual Insurance Company and Western Agricultural Insurance Company.
James W. Noyce Chief Executive Officer	Chief Executive Officer and Class A Director, FBL Financial Group, Inc.
Dennis J. Presnall Senior Vice President and Secretary

Executive Director and Secretary-Treasurer, Iowa Farm Bureau Federation; Senior Vice President and Secretary, Farm Bureau Mutual Insurance Company and other affiliates of the foregoing; Senior Vice President, EquiTrust Life Insurance Company and other affiliates of the foregoing.

Stephen M. Morain Senior Vice President and General Counsel	Senior Vice President, General Counsel and Secretary, FBL Financial Group, Inc.
JoAnn Rumelhart Executive Vice President	Executive Vice President - Farm Bureau Life, FBL Financial Group, Inc.
James P. Brannen Chief Financial Officer, Chief Administrative Officer and Treasurer	Chief Financial Officer, Chief Administrative Officer and Treasurer, FBL Financial Group, Inc.
Doug Gumm Vice President - Information Technology	Vice President - Information Technology, FBL Financial Group, Inc.
John M. Paule Vice President	Executive Vice President - EquiTrust Life, FBL Financial Group, Inc.
Lou Ann Sandburg Vice President - Investments and Assistant Treasurer	Vice President - Investments and Assistant Treasurer, FBL Financial Group, Inc.
David T. Sebastian Vice President - Sales and Marketing	Vice President - Sales and Marketing, FBL Financial Group, Inc.

Name and Position With The Company	Principal Occupation Last Five Years
Don Seibel Vice President - Finance	Vice President - Finance, FBL Financial Group, Inc.
Bruce A. Trost Vice President	Executive Vice President - Property Casualty Cos., FBL Financial Group, Inc.
Paul Grinvalds Vice President - Life Administration	Vice President - Life Administration, FBL Financial Group, Inc.
Dwayne Mc Graw Vice President - Corporate Actuarial and Appointed Actuary	Vice President - Corporate Actuarial, FBL Financial Group, Inc.
David A. McNeill Vice President - Assistant General Counsel - Life	Vice President - Assistant General Counsel - Life, FBL Financial Group, Inc.
Dennis M. Marker Vice President - Investment Administration	Vice President - Investment Administration, FBL Financial Group, Inc.
James M. Mincks Vice President - Human Resources	Vice President - Human Resources, FBL Financial Group, Inc.
James A. Pugh Vice President - Assistant General Counsel	Vice President - Assistant General Counsel - P/C, FBL Financial Group, Inc.
Scott S. Shuck Vice President - Marketing Services	Vice President - Marketing Services, FBL Financial Group, Inc.
Robert A. Simons Vice President - Assistant General Counsel - Securities	Vice President - Assistant General Counsel - Securities, FBL Financial Group, Inc.
Jim Streck Vice President - Life Underwriting/Issue/Alliance Administration	Vice President - Life Underwriting/Issue/Alliance Administration, FBL Financial Group, Inc.
Lynn E. Wilson Vice President - Life Sales	Vice President - Life Sales, FBL Financial Group, Inc.
Cyrus S. Winters Vice President - Agency and Administration	Vice President - Agency and Administration, FBL Financial Group, Inc.
Rod Babbitt Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Laura Beebe Securities Vice President	Securities Vice President, FBL Financial Group, Inc.
Christopher G. Daniels Life Product Development and Pricing Vice President, Illustration Actuary	Life Product Development and Pricing Vice President, FBL Financial Group, Inc.

Name and Position With The Company	Principal Occupation Last Five Years
James F. Dawson Agency Development Vice President	Agency Development Vice President, FBL Financial Group, Inc.
Rich Duryea Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Charles T. Happel Securities Vice President	Securities Vice President, FBL Financial Group, Inc.
Gary D. Harms Agency Administration Vice President	Agency Administration Vice President, FBL Financial Group, Inc.
Steven M. Knutzen Life, P/C Sales Support Vice President	Life, P/C Sales Support Vice President, FBL Financial Group, Inc.
Danielle Kuhn Accounting Vice President	Accounting Vice President, FBL Financial Group, Inc.
Ronnie G. Lee Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
John F. Mottet Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Richard A. Murdock Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Kenneth (Kip) G. Peters Enterprise Information Protection Vice President	Enterprise Information Protection Vice President, FBL Financial Group, Inc.
Larry W. Riley Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Robert J. Rummelhart Investment Vice President	Investment Vice President, FBL Financial Group, Inc.
Janice K. Sewright Accounting Vice President	Accounting Vice President, FBL Financial Group, Inc.
Douglas V. Shelton Tax and Benefits Vice President	Tax and Benefits Vice President, FBL Financial Group, Inc.
Christopher T. Shryack Life Sales Vice President	Life Sales Vice President, FBL Financial Group, Inc.
Roger PJ Soener Investment Vice President, Real Estate	Investment Vice President, Real Estate, FBL Financial Group, Inc.
Blake D. Weber Sales Services Vice President	Sales Services Vice President, FBL Financial Group, Inc.
Scott Yerington Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Ronald R. Tryon Vice President	Vice President, Farm Bureau Life Insurance Company.
Gregory J. Ongna Director, Life Sales	Director, Life Sales, FBL Financial Group, Inc.

Legal Matters

Sutherland Asbill & Brennan LLP, Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company’s right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.

Legal Proceedings

The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of EquiTrust Marketing to perform its contract with the Account or the ability of the Company to meet its obligations under the Policy.

Experts

The financial statements of the Variable Account at December 31, 2006 and for the periods disclosed in the financial statements, and the financial statements of the Company at December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.

Other Information

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The Variable Account’s statements of assets and liabilities as of December 31, 2006 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated balance sheets of the Company at December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006 and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein.

The Company’s financial statements should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Participants

Farm Bureau Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Farm Bureau Life Variable Account (the Account), comprising the American Century Mid Cap Value, Inflation Protection Bond, Ultra, Value, Vista, Appreciation, Developing Leaders, Disciplined Stock, Dreyfus Growth & Income, International Equity, Socially Responsible Growth, Blue Chip, High Grade Bond, Managed, Money Market, Strategic Yield, Value Growth, Contrafund, Growth, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Franklin Real Estate, Franklin Small Cap Value Securities, Franklin Small-Mid Cap Growth Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, NASDAQ 100 Index, Russell 2000 Small Cap Index, S&P MidCap 400 Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced and International Stock Subaccounts, as of December 31, 2006, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Farm Bureau Life Variable Account at December 31, 2006, and the results of their operations and changes in their net assets for the periods described above in conformity with U.S. generally accepted accounting principles.

/s/    Ernst & Young LLP

Des Moines, Iowa

April 12, 2007

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2006

	American Century Variable Portfolios, Inc.*

	American Century Mid Cap Value Subaccount	Inflation Protection Bond Subaccount

Assets
Investments in shares of mutual funds, at market	$3,156	$3,504
Receivable from Farm Bureau Life Insurance Company	38	—
Receivable for investments sold	—	2

Total Assets	3,194	3,506

Liabilities
Payable to Farm Bureau Life Insurance Company	—	2
Payable for investments purchased	38	—

Total Liabilities	38	2

Net assets	$3,156	$3,504

Net assets
Accumulation units	$3,156	$3,504

Total net assets	$3,156	$3,504

Investments in shares of mutual funds, at cost	$3,069	$3,516
Shares of mutual funds owned	233.98	347.28
Accumulation units outstanding	270.32	343.40
Accumulation unit value	$11.68	$10.20

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

American Century Variable Portfolios, Inc.*			Dreyfus Variable Investment Fund*

Ultra Subaccount	Value Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Disciplined Stock Subaccount

$587,318	$2,718	$912,101	$549,032	$888,088	$193,674
1,262	30	4,801	659	1,636	409
—	—	—	—	—	—

588,580	2,748	916,902	549,691	889,724	194,083

—	—	—	—	—	—
1,262	30	4,801	659	1,636	409

1,262	30	4,801	659	1,636	409

$587,318	$2,718	$912,101	$549,032	$888,088	$193,674

$587,318	$2,718	$912,101	$549,032	$888,088	$193,674

$587,318	$2,718	$912,101	$549,032	$888,088	$193,674

$561,646	$2,613	$798,560	$467,789	$821,040	$156,134
58,497.79	310.95	57,947.96	12,903.22	21,129.85	7,583.18
51,931.18	240.08	60,501.47	42,539.57	64,730.41	14,974.53
$11.31	$11.32	$15.08	$12.91	$13.72	$12.93

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Dreyfus Variable Investment Fund*

	Dreyfus Growth & Income Subaccount	International Equity Subaccount

Assets
Investments in shares of mutual funds, at market	$480,207	$1,287,233
Receivable from Farm Bureau Life Insurance Company	742	3,370
Receivable for investments sold	—	—

Total Assets	480,949	1,290,603

Liabilities
Payable to Farm Bureau Life Insurance Company	—	—
Payable for investments purchased	742	3,370

Total Liabilities	742	3,370

Net assets	$480,207	$1,287,233

Net assets
Accumulation units	$480,207	$1,287,233

Total net assets	$480,207	$1,287,233

Investments in shares of mutual funds, at cost	$396,901	$1,065,213
Shares of mutual funds owned	19,371.00	64,105.21
Accumulation units outstanding	38,961.45	59,847.75
Accumulation unit value	$12.33	$21.51

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*

Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount

$239,298	$47,198,925	$9,552,972	$44,915,975	$1,247,961	$12,471,844
66	5,485	2,386	9,648	598	1,801
—	—	—	—	—	—

239,364	47,204,410	9,555,358	44,925,623	1,248,559	12,473,645

—	—	—	—	—	—
66	5,485	2,386	9,648	598	1,801

66	5,485	2,386	9,648	598	1,801

$239,298	$47,198,925	$9,552,972	$44,915,975	$1,247,961	$12,471,844

$239,298	$47,198,925	$9,552,972	$44,915,975	$1,247,961	$12,471,844

$239,298	$47,198,925	$9,552,972	$44,915,975	$1,247,961	$12,471,844

$209,649	$40,627,905	$9,527,229	$34,762,447	$1,247,961	$12,642,681
8,479.73	1,162,248.84	943,969.61	2,752,204.35	1,247,961.20	1,357,110.37
22,715.05	968,618.26	332,845.73	1,045,030.83	76,424.92	345,792.33
$10.53	$48.73	$28.70	$42.98	$16.33	$36.07

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	EquiTrust Variable Insurance Series Fund*	Fidelity Variable Insurance Products Funds*

	Value Growth Subaccount	Contrafund Subaccount

Assets
Investments in shares of mutual funds, at market	$40,790,642	$14,259,232
Receivable from Farm Bureau Life Insurance Company	—	2,519
Receivable for investments sold	5,662	—

Total Assets	40,796,304	14,261,751

Liabilities
Payable to Farm Bureau Life Insurance Company	5,662	—
Payable for investments purchased	—	2,519

Total Liabilities	5,662	2,519

Net assets	$40,790,642	$14,259,232

Net assets
Accumulation units	$40,790,642	$14,259,232

Total net assets	$40,790,642	$14,259,232

Investments in shares of mutual funds, at cost	$29,772,315	$11,334,916
Shares of mutual funds owned	2,703,157.17	453,105.57
Accumulation units outstanding	1,355,832.13	924,560.53
Accumulation unit value	$30.09	$15.42

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Fidelity Variable Insurance Products Funds*

Growth Subaccount	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount

$13,854,617	$5,479,451	$732,596	$11,935,434	$3,175,958	$4,630,115
8,731	8,829	2,645	7,919	—	582
—	—	—	—	1,586	—

13,863,348	5,488,280	735,241	11,943,353	3,177,544	4,630,697

—	—	—	—	1,586	—
8,731	8,829	2,645	7,919	—	582

8,731	8,829	2,645	7,919	1,586	582

$13,854,617	$5,479,451	$732,596	$11,935,434	$3,175,958	$4,630,115

$13,854,617	$5,479,451	$732,596	$11,935,434	$3,175,958	$4,630,115

$13,854,617	$5,479,451	$732,596	$11,935,434	$3,175,958	$4,630,115

$13,541,581	$4,632,285	$751,167	$10,010,350	$2,720,485	$3,242,122
386,245.25	339,916.34	117,215.31	73,967.74	92,728.70	193,162.93
1,492,276.88	490,439.84	45,380.54	1,095,982.51	153,066.02	322,013.93
$9.28	$11.17	$16.14	$10.89	$20.75	$14.38

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Franklin Templeton Variable Insurance Products Trust*

	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount

Assets
Investments in shares of mutual funds, at market	$2,697,205	$1,400,626
Receivable from Farm Bureau Life Insurance Company	—	3,895
Receivable for investments sold	1,809	—

Total Assets	2,699,014	1,404,521

Liabilities
Payable to Farm Bureau Life Insurance Company	1,809	—
Payable for investments purchased	—	3,895

Total Liabilities	1,809	3,895

Net assets	$2,697,205	$1,400,626

Net assets
Accumulation units	$2,697,205	$1,400,626

Total net assets	$2,697,205	$1,400,626

Investments in shares of mutual funds, at cost	$2,373,353	$1,195,555
Shares of mutual funds owned	77,774.08	74,541.02
Accumulation units outstanding	120,095.48	63,113.09
Accumulation unit value	$22.46	$22.19

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Series Trust II*

Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount

$941,023	$1,241,112	$1,005,851	$1,096,583	$1,471,162	$985,504
2,672	2,401	259	2,782	3,725	3,390
—	—	—	—	—	—

943,695	1,243,513	1,006,110	1,099,365	1,474,887	988,894

—	—	—	—	—	—
2,672	2,401	259	2,782	3,725	3,390

2,672	2,401	259	2,782	3,725	3,390

$941,023	$1,241,112	$1,005,851	$1,096,583	$1,471,162	$985,504

$941,023	$1,241,112	$1,005,851	$1,096,583	$1,471,162	$985,504

$941,023	$1,241,112	$1,005,851	$1,096,583	$1,471,162	$985,504

$819,808	$1,260,236	$843,916	$886,042	$1,183,048	$890,531
42,522.52	99,130.37	49,137.83	68,837.59	46,614.78	55,303.23
71,207.95	105,728.35	61,781.14	62,626.08	71,795.96	57,764.50
$13.22	$11.74	$16.28	$17.51	$20.49	$17.06

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Summit Mutual Funds, Inc. — Pinnacle Series*

	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount

Assets
Investments in shares of mutual funds, at market	$1,229,333	$1,923,004
Receivable from Farm Bureau Life Insurance Company	1,512	2,856
Receivable for investments sold	—	—

Total Assets	1,230,845	1,925,860

Liabilities
Payable to Farm Bureau Life Insurance Company	—	—
Payable for investments purchased	1,512	2,856

Total Liabilities	1,512	2,856

Net assets	$1,229,333	$1,923,004

Net assets
Accumulation units	$1,229,333	$1,923,004

Total net assets	$1,229,333	$1,923,004

Investments in shares of mutual funds, at cost	$1,045,274	$1,543,880
Shares of mutual funds owned	50,238.36	25,919.99
Accumulation units outstanding	85,244.36	106,978.63
Accumulation unit value	$14.42	$17.98

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Summit Mutual Funds, Inc. — Pinnacle Series*	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*

S&P MidCap 400 Index Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount

$2,160,631	$3,276,787	$9,380,691	$3,949,258	$8,026,653	$2,393,221
3,291	7,292	3,106	3,122	4,589	—
—	—	—	—	—	76

2,163,922	3,284,079	9,383,797	3,952,380	8,031,242	2,393,297

—	—	—	—	—	76
3,291	7,292	3,106	3,122	4,589	—

3,291	7,292	3,106	3,122	4,589	76

$2,160,631	$3,276,787	$9,380,691	$3,949,258	$8,026,653	$2,393,221

$2,160,631	$3,276,787	$9,380,691	$3,949,258	$8,026,653	$2,393,221

$2,160,631	$3,276,787	$9,380,691	$3,949,258	$8,026,653	$2,393,221

$1,828,145	$2,877,655	$7,708,743	$3,386,603	$6,564,122	$1,746,932
31,209.46	131,915.73	392,826.27	183,515.69	410,150.89	133,178.70
123,899.63	213,462.57	507,002.59	413,614.86	522,373.29	188,593.02
$17.44	$15.35	$18.50	$9.55	$15.37	$12.69

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

Year Ended December 31, 2006, Except as Noted

	American Century Variable Portfolios, Inc.*

	American Century Mid Cap Value Subaccount(1)	Inflation Protection Bond Subaccount(1)

Income:
Dividends	$18	$36
Expenses:
Mortality and expense risk	(5)	(11)

Net investment income (loss)	13	25

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	18	1
Realized gain distributions	77	—

Total realized gain (loss) on investments	95	1

Change in unrealized appreciation/depreciation of investments	87	(12)

Net increase (decrease) in net assets from operations	$195	$14

(1)	Period from May 1, 2006 (date operations commenced) through December 31, 2006.

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

American Century Variable Portfolios, Inc.*			Dreyfus Variable Investment Fund*

Ultra Subaccount	Value Subaccount(1)	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Disciplined Stock Subaccount

$—	$—	$—	$5,894	$3,085	$1,295

(4,787)	(5)	(6,465)	(3,854)	(7,316)	(1,473)

(4,787)	(5)	(6,465)	2,040	(4,231)	(178)

11,652	17	20,914	12,657	27,200	5,561
—	—	2,205	—	63,797	—

11,652	17	23,119	12,657	90,997	5,561

(27,341)	105	35,849	51,564	(62,223)	18,301

$(20,476)	$117	$52,503	$66,261	$24,543	$23,684

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Dreyfus Variable Investment Fund*

	Dreyfus Growth & Income Subaccount	International Equity Subaccount

Income:
Dividends	$3,280	$5,030
Expenses:
Mortality and expense risk	(3,668)	(7,388)

Net investment income (loss)	(388)	(2,358)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	13,236	19,921
Realized gain distributions	—	—

Total realized gain (loss) on investments	13,236	19,921

Change in unrealized appreciation/depreciation of investments	41,373	140,448

Net increase (decrease) in net assets from operations	$54,221	$158,011

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*

Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount

$—	$835,526	$463,951	$990,202	$53,266	$721,748

(1,539)	(390,418)	(81,782)	(384,252)	(10,957)	(106,955)

(1,539)	445,108	382,169	605,950	42,309	614,793

4,323	1,204,056	(7,927)	336,579	—	(107,507)
—	—	—	2,325,403	—	—

4,323	1,204,056	(7,927)	2,661,982	—	(107,507)

13,512	5,066,145	(24,737)	1,238,472	—	175,478

$16,296	$6,715,309	$349,505	$4,506,404	$42,309	$682,764

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	EquiTrust Variable Insurance Series Fund*	Fidelity Variable Insurance Products Funds*

	Value Growth Subaccount	Contrafund Subaccount

Income:
Dividends	$526,574	$167,103
Expenses:
Mortality and expense risk	(346,551)	(112,906)

Net investment income (loss)	180,023	54,197

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	322,910	54,229
Realized gain distributions	—	1,114,719

Total realized gain (loss) on investments	322,910	1,168,948

Change in unrealized appreciation/depreciation of investments	3,609,749	74,401

Net increase (decrease) in net assets from operations	$4,112,682	$1,297,546

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Fidelity Variable Insurance Products Funds*

Growth Subaccount	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount

$50,910	$44,009	$54,020	$180,621	$3,643	$33,239

(119,499)	(45,031)	(5,418)	(97,358)	(23,451)	(36,519)

(68,589)	(1,022)	48,602	83,263	(19,808)	(3,280)

(461,990)	(3,698)	479	(62,103)	50,460	(9,019)
—	122,967	—	—	242,912	23,108

(461,990)	119,269	479	(62,103)	293,372	14,089

1,302,950	471,400	10,951	1,504,622	(28,592)	643,665

$772,371	$589,647	$60,032	$1,525,782	$244,972	$654,474

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Franklin Templeton Variable Insurance Products Trust*

	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount

Income:
Dividends	$41,482	$6,001
Expenses:
Mortality and expense risk	(17,885)	(8,722)

Net investment income (loss)	23,597	(2,721)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	23,659	15,623
Realized gain distributions	161,104	33,580

Total realized gain (loss) on investments	184,763	49,203

Change in unrealized appreciation/depreciation of investments	181,045	88,203

Net increase (decrease) in net assets from operations	$389,405	$134,685

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Series Trust II*

Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount

$—	$40,004	$10,527	$11,278	$6,623	$—

(6,393)	(8,435)	(6,970)	(7,644)	(10,581)	(6,317)

(6,393)	31,569	3,557	3,634	(3,958)	(6,317)

21,063	(5,463)	16,732	15,324	36,578	18,179
—	—	26,810	31,420	26,761	17,665

21,063	(5,463)	43,542	46,744	63,339	35,844

38,739	7,294	79,331	117,164	116,954	58,633

$53,409	$33,400	$126,430	$167,542	$176,335	$88,160

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Summit Mutual Funds, Inc.— Pinnacle Series*

	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount

Income:
Dividends	$1,371	$9,320
Expenses:
Mortality and expense risk	(9,845)	(14,678)

Net investment income (loss)	(8,474)	(5,358)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	49,165	44,344
Realized gain distributions	—	45,990

Total realized gain (loss) on investments	49,165	90,334

Change in unrealized appreciation/depreciation of investments	22,672	157,511

Net increase (decrease) in net assets from operations	$63,363	$242,487

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Summit Mutual Funds, Inc.— Pinnacle Series*	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*

S&P MidCap 400 Index Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount

$13,890	$41,305	$—	$1,802	$154,989	$26,325

(16,700)	(21,734)	(81,957)	(33,211)	(65,493)	(18,929)

(2,810)	19,571	(81,957)	(31,409)	89,496	7,396

50,786	19,446	176,725	(64,437)	58,353	(7,655)
60,623	82,290	1,163,971	50,462	232,278	7,898

111,409	101,736	1,340,696	(13,975)	290,631	243

39,687	298,857	(749,823)	281,322	388,589	350,349

$148,286	$420,164	$508,916	$235,938	$768,716	$357,988

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	American Century Variable Portfolios, Inc.*

	American Century Mid Cap Value Subaccount

	Period Ended December 31
	2006(1)	2005

Increase (decrease) in net assets from operations:
Net investment income (loss)	$13	$—
Net realized gain (loss) on investments	95	—
Change in unrealized appreciation/depreciation of investments	87	—

Net increase (decrease) in net assets from operations	195	—

Contract transactions:
Transfers of net premiums	1,217	—
Transfers of surrenders and death benefits	—	—
Transfers of policy loans	—	—
Transfers of cost of insurance and other charges	(215)	—
Transfers between subaccounts, including Declared Interest Option account	1,959	—

Net increase (decrease) in net assets from contract transactions	2,961	—

Total increase (decrease) in net assets	3,156	—
Net assets at beginning of period	—	—

Net assets at end of period	$3,156	$—

(1)	Period from May 1, 2006 (date operations commenced) through December 31, 2006.

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

American Century Variable Portfolios, Inc.*

Inflation Protection Bond Subaccount		Ultra Subaccount		Value Subaccount

Period Ended December 31		Year Ended December 31		Period Ended December 31
2006(1)	2005	2006	2005	2006(1)	2005

$25	$—	$(4,787)	$(3,882)	$(5)	$—
1	—	11,652	14,753	17	—
(12)	—	(27,341)	(38)	105	—

14	—	(20,476)	10,833	117	—

1,050	—	182,018	184,869	997	—
—	—	(15,525)	(15,686)	—	—
—	—	(9,233)	(10,452)	—	—
(545)	—	(69,762)	(62,237)	(323)	—
2,985	—	11,802	34,437	1,927	—

3,490	—	99,300	130,931	2,601	—

3,504	—	78,824	141,764	2,718	—
—	—	508,494	366,730	—	—

$3,504	$—	$587,318	$508,494	$2,718	$—

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	American Century Variable Portfolios, Inc.*

	Vista Subaccount

	Year Ended December 31
	2006	2005

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(6,465)	$(3,879)
Net realized gain (loss) on investments	23,119	9,909
Change in unrealized appreciation/depreciation of investments	35,849	30,270

Net increase (decrease) in net assets from operations	52,503	36,300

Contract transactions:
Transfers of net premiums	299,662	209,187
Transfers of surrenders and death benefits	(17,188)	(15,568)
Transfers of policy loans	(15,863)	(5,869)
Transfers of cost of insurance and other charges	(90,422)	(65,584)
Transfers between subaccounts, including Declared Interest Option account	112,007	113,037

Net increase (decrease) in net assets from contract transactions	288,196	235,203

Total increase (decrease) in net assets	340,699	271,503
Net assets at beginning of period	571,402	299,899

Net assets at end of period	$912,101	$571,402

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Dreyfus Variable Investment Fund*

Appreciation Subaccount		Developing Leaders Subaccount		Disciplined Stock Subaccount

Year Ended December 31		Year Ended December 31		Year Ended December 31
2006	2005	2006	2005	2006	2005

$2,040	$(2,877)	$(4,231)	$(5,575)	$(178)	$(1,109)
12,657	8,322	90,997	5,595	5,561	2,588
51,564	5,754	(62,223)	36,625	18,301	5,530

66,261	11,199	24,543	36,645	23,684	7,009

139,918	135,042	276,394	254,418	48,023	49,882
(9,716)	(9,717)	(58,171)	(11,495)	(5,160)	(3,496)
(7,221)	(2,645)	(18,572)	(18,290)	(657)	(634)
(39,654)	(33,233)	(97,103)	(80,918)	(17,656)	(15,540)
29,844	(20,748)	17,531	36,371	(1,615)	338

113,171	68,699	120,079	180,086	22,935	30,550

179,432	79,898	144,622	216,731	46,619	37,559
369,600	289,702	743,466	526,735	147,055	109,496

$549,032	$369,600	$888,088	$743,466	$193,674	$147,055

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dreyfus Variable Investment Fund*

	Dreyfus Growth & Income Subaccount

	Year Ended December 31
	2006	2005

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(388)	$1,552
Net realized gain (loss) on investments	13,236	1,518
Change in unrealized appreciation/depreciation of investments	41,373	7,472

Net increase (decrease) in net assets from operations	54,221	10,542

Contract transactions:
Transfers of net premiums	133,306	133,304
Transfers of surrenders and death benefits	(22,940)	(6,226)
Transfers of policy loans	(3,598)	(6,071)
Transfers of cost of insurance and other charges	(43,456)	(37,638)
Transfers between subaccounts, including Declared Interest Option account	(2,518)	28,524

Net increase (decrease) in net assets from contract transactions	60,794	111,893

Total increase (decrease) in net assets	115,015	122,435
Net assets at beginning of period	365,192	242,757

Net assets at end of period	$480,207	$365,192

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Dreyfus Variable Investment Fund*		Dreyfus Socially Responsible Growth Fund, Inc.*		EquiTrust Variable Insurance Series Fund*

International Equity Subaccount		Socially Responsible Growth Subaccount		Blue Chip Subaccount

Year Ended December 31		Year Ended December 31		Year Ended December 31
2006	2005	2006	2005	2006	2005

$(2,358)	$(1,774)	$(1,539)	$(1,071)	$445,108	$431,506
19,921	5,998	4,323	387	1,204,056	1,019,573
140,448	45,184	13,512	4,655	5,066,145	(884,000)

158,011	49,408	16,296	3,971	6,715,309	567,079

299,426	107,352	99,652	49,032	5,805,026	6,264,716
(36,976)	(4,633)	(10,708)	(6,725)	(1,828,143)	(1,948,973)
(10,435)	(7,816)	(2,743)	(1,630)	(624,513)	(496,448)
(91,830)	(37,087)	(16,358)	(14,012)	(3,362,679)	(3,402,359)
507,199	143,133	12,071	13,129	(1,528,483)	(1,007,266)

667,384	200,949	81,914	39,794	(1,538,792)	(590,330)

825,395	250,357	98,210	43,765	5,176,517	(23,251)
461,838	211,481	141,088	97,323	42,022,408	42,045,659

$1,287,233	$461,838	$239,298	$141,088	$47,198,925	$42,022,408

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	EquiTrust Variable Insurance Series Fund*

	High Grade Bond Subaccount

	Year Ended December 31
	2006	2005

Increase (decrease) in net assets from operations:
Net investment income (loss)	$382,169	$325,031
Net realized gain (loss) on investments	(7,927)	19,361
Change in unrealized appreciation/depreciation of investments	(24,737)	(193,572)

Net increase (decrease) in net assets from operations	349,505	150,820

Contract transactions:
Transfers of net premiums	1,367,023	1,356,857
Transfers of surrenders and death benefits	(444,225)	(330,489)
Transfers of policy loans	(80,272)	(90,108)
Transfers of cost of insurance and other charges	(794,027)	(749,251)
Transfers between subaccounts, including Declared Interest Option account	211,573	161,390

Net increase (decrease) in net assets from contract transactions	260,072	348,399

Total increase (decrease) in net assets	609,577	499,219
Net assets at beginning of period	8,943,395	8,444,176

Net assets at end of period	$9,552,972	$8,943,395

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Variable Insurance Series Fund*

Managed Subaccount		Money Market Subaccount		Strategic Yield Subaccount

Year Ended December 31		Year Ended December 31		Year Ended December 31
2006	2005	2006	2005	2006	2005

$605,950	$341,068	$42,309	$18,134	$614,793	$558,169
2,661,982	1,250,401	—	—	(107,507)	(49,410)
1,238,472	(124,817)	—	—	175,478	(239,927)

4,506,404	1,466,652	42,309	18,134	682,764	268,832

4,339,598	4,396,170	310,546	332,389	1,572,507	1,542,514
(1,593,939)	(1,719,455)	(30,519)	(44,808)	(422,714)	(415,656)
(445,369)	(399,726)	(21,856)	(16,535)	(108,672)	(126,539)
(3,225,628)	(3,148,437)	(121,817)	(129,130)	(989,001)	(967,558)
(546,483)	264,939	(120,401)	(65,614)	(111,094)	245,479

(1,471,821)	(606,509)	15,953	76,302	(58,974)	278,240

3,034,583	860,143	58,262	94,436	623,790	547,072
41,881,392	41,021,249	1,189,699	1,095,263	11,848,054	11,300,982

$44,915,975	$41,881,392	$1,247,961	$1,189,699	$12,471,844	$11,848,054

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	EquiTrust Variable Insurance Series Fund*

	Value Growth Subaccount

	Year Ended December 31
	2006	2005

Increase (decrease) in net assets from operations:
Net investment income (loss)	$180,023	$87,733
Net realized gain (loss) on investments	322,910	156,118
Change in unrealized appreciation/depreciation of investments	3,609,749	1,748,764

Net increase (decrease) in net assets from operations	4,112,682	1,992,615

Contract transactions:
Transfers of net premiums	3,991,545	4,053,101
Transfers of surrenders and death benefits	(1,407,803)	(1,300,278)
Transfers of policy loans	(391,812)	(358,600)
Transfers of cost of insurance and other charges	(2,882,159)	(2,867,257)
Transfers between subaccounts, including Declared Interest Option account	(558,404)	(363,261)

Net increase (decrease) in net assets from contract transactions	(1,248,633)	(836,295)

Total increase (decrease) in net assets	2,864,049	1,156,320
Net assets at beginning of period	37,926,593	36,770,273

Net assets at end of period	$40,790,642	$37,926,593

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Fidelity Variable Insurance Products Funds*

Contrafund Subaccount		Growth Subaccount		Fidelity Growth & Income Subaccount

Year Ended December 31		Year Ended December 31		Year Ended December 31
2006	2005	2006	2005	2006	2005

$54,197	$(60,632)	$(68,589)	$(50,417)	$(1,022)	$24,456
1,168,948	(142)	(461,990)	(526,311)	119,269	(64,520)
74,401	1,569,511	1,302,950	1,188,000	471,400	338,828

1,297,546	1,508,737	772,371	611,272	589,647	298,764

2,120,920	1,773,217	2,368,166	2,574,245	873,678	851,287
(550,719)	(467,525)	(573,074)	(554,716)	(205,510)	(158,472)
(243,825)	(135,498)	(249,099)	(168,287)	(57,996)	(62,371)
(1,067,327)	(868,498)	(1,109,639)	(1,119,733)	(424,322)	(406,761)
1,390,774	474,932	(467,688)	(496,621)	(89,077)	(54,863)

1,649,823	776,628	(31,334)	234,888	96,773	168,820

2,947,369	2,285,365	741,037	846,160	686,420	467,584
11,311,863	9,026,498	13,113,580	12,267,420	4,793,031	4,325,447

$14,259,232	$11,311,863	$13,854,617	$13,113,580	$5,479,451	$4,793,031

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Fidelity Variable Insurance Products Funds*

	High Income Subaccount

	Year Ended December 31
	2006	2005

Increase (decrease) in net assets from operations:
Net investment income (loss)	$48,602	$55,461
Net realized gain (loss) on investments	479	4,509
Change in unrealized appreciation/depreciation of investments	10,951	(52,389)

Net increase (decrease) in net assets from operations	60,032	7,581

Contract transactions:
Transfers of net premiums	261,785	208,997
Transfers of surrenders and death benefits	(26,194)	(19,675)
Transfers of policy loans	(9,314)	(14,168)
Transfers of cost of insurance and other charges	(96,250)	(73,651)
Transfers between subaccounts, including Declared Interest Option account	53,611	73,626

Net increase (decrease) in net assets from contract transactions	183,638	175,129

Total increase (decrease) in net assets	243,670	182,710
Net assets at beginning of period	488,926	306,216

Net assets at end of period	$732,596	$488,926

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Fidelity Variable Insurance Products Funds*

Index 500 Subaccount		Mid-Cap Subaccount		Overseas Subaccount

Year Ended December 31		Year Ended December 31		Year Ended December 31
2006	2005	2006	2005	2006	2005

$83,263	$77,742	$(19,808)	$(12,706)	$(3,280)	$(8,162)
(62,103)	(88,867)	293,372	50,594	14,089	(57,525)
1,504,622	400,410	(28,592)	208,204	643,665	624,948

1,525,782	389,285	244,972	246,092	654,474	559,261

1,963,671	2,012,496	681,607	493,573	600,288	584,999
(524,007)	(478,279)	(133,130)	(26,815)	(179,838)	(170,870)
(194,752)	(162,311)	(35,924)	(27,913)	(75,264)	(37,930)
(932,661)	(898,789)	(276,655)	(173,732)	(312,373)	(265,550)
(208,127)	21,961	846,709	298,036	258,365	(14,457)

104,124	495,078	1,082,607	563,149	291,178	96,192

1,629,906	884,363	1,327,579	809,241	945,652	655,453
10,305,528	9,421,165	1,848,379	1,039,138	3,684,463	3,029,010

$11,935,434	$10,305,528	$3,175,958	$1,848,379	$4,630,115	$3,684,463

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Franklin Templeton Variable Insurance Products Trust*

	Franklin Real Estate Subaccount

	Year Ended December 31
	2006	2005

Increase (decrease) in net assets from operations:
Net investment income (loss)	$23,597	$4,342
Net realized gain (loss) on investments	184,763	60,192
Change in unrealized appreciation/depreciation of investments	181,045	60,785

Net increase (decrease) in net assets from operations	389,405	125,319

Contract transactions:
Transfers of net premiums	613,819	365,032
Transfers of surrenders and death benefits	(71,098)	(16,279)
Transfers of policy loans	(35,289)	(12,204)
Transfers of cost of insurance and other charges	(242,570)	(128,294)
Transfers between subaccounts, including Declared Interest Option account	709,966	512,214

Net increase (decrease) in net assets from contract transactions	974,828	720,469

Total increase (decrease) in net assets	1,364,233	845,788
Net assets at beginning of period	1,332,972	487,184

Net assets at end of period	$2,697,205	$1,332,972

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Franklin Templeton Variable Insurance Products Trust*

Franklin Small Cap Value Securities Subaccount		Franklin Small-Mid Cap Growth Securities Subaccount		Franklin U.S. Government Subaccount

Year Ended December 31		Year Ended December 31		Year Ended December 31
2006	2005	2006	2005	2006	2005

$(2,721)	$(663)	$(6,393)	$(3,817)	$31,569	$22,127
49,203	11,444	21,063	7,247	(5,463)	(2,386)
88,203	31,221	38,739	18,677	7,294	(9,773)

134,685	42,002	53,409	22,107	33,400	9,968

325,577	176,383	258,560	177,185	331,024	208,242
(24,300)	(11,870)	(33,893)	(21,533)	(67,889)	(22,465)
(13,495)	(8,697)	(18,230)	(6,452)	(7,127)	(5,130)
(122,155)	(66,706)	(90,541)	(59,589)	(124,868)	(81,780)
475,310	122,616	246,739	57,319	338,135	51,480

640,937	211,726	362,635	146,930	469,275	150,347

775,622	253,728	416,044	169,037	502,675	160,315
625,004	371,276	524,979	355,942	738,437	578,122

$1,400,626	$625,004	$941,023	$524,979	$1,241,112	$738,437

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Franklin Templeton Variable Insurance Products Trust*

	Mutual Shares Securities Subaccount

	Year Ended December 31
	2006	2005

Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,557	$(91)
Net realized gain (loss) on investments	43,542	9,449
Change in unrealized appreciation/depreciation of investments	79,331	32,879

Net increase (decrease) in net assets from operations	126,430	42,237

Contract transactions:
Transfers of net premiums	194,781	129,882
Transfers of surrenders and death benefits	(35,235)	(31,148)
Transfers of policy loans	(4,747)	(6,969)
Transfers of cost of insurance and other charges	(76,268)	(47,169)
Transfers between subaccounts, including Declared Interest Option account	273,016	140,941

Net increase (decrease) in net assets from contract transactions	351,547	185,537

Total increase (decrease) in net assets	477,977	227,774
Net assets at beginning of period	527,874	300,100

Net assets at end of period	$1,005,851	$527,874

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Franklin Templeton Variable Insurance Products Trust*		J.P. Morgan Series Trust II*

Templeton Growth Securities Subaccount		Mid-Cap Value Subaccount		Small Company Subaccount

Year Ended December 31		Year Ended December 31		Year Ended December 31
2006	2005	2006	2005	2006	2005

$3,634	$833	$(3,958)	$(5,390)	$(6,317)	$(3,131)
46,744	5,467	63,339	24,351	35,844	46,749
117,164	35,125	116,954	41,350	58,633	(30,502)

167,542	41,425	176,335	60,311	88,160	13,116

229,836	192,411	396,513	262,336	263,313	153,958
(22,226)	(17,202)	(47,339)	(31,329)	(25,358)	(12,103)
(19,141)	(7,226)	(22,650)	(12,023)	(19,402)	(10,375)
(89,892)	(56,509)	(131,412)	(92,928)	(89,594)	(45,585)
197,476	117,688	120,086	226,423	296,583	102,651

296,053	229,162	315,198	352,479	425,542	188,546

463,595	270,587	491,533	412,790	513,702	201,662
632,988	362,401	979,629	566,839	471,802	270,140

$1,096,583	$632,988	$1,471,162	$979,629	$985,504	$471,802

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Summit Mutual Funds, Inc.— Pinnacle Series*

	NASDAQ 100 Index Subaccount

	Year Ended December 31
	2006	2005

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(8,474)	$(3,364)
Net realized gain (loss) on investments	49,165	9,219
Change in unrealized appreciation/depreciation of investments	22,672	12,178

Net increase (decrease) in net assets from operations	63,363	18,033

Contract transactions:
Transfers of net premiums	364,539	352,906
Transfers of surrenders and death benefits	(51,775)	(35,587)
Transfers of policy loans	(23,572)	(18,412)
Transfers of cost of insurance and other charges	(130,791)	(116,425)
Transfers between subaccounts, including Declared Interest Option account	(26,111)	72,789

Net increase (decrease) in net assets from contract transactions	132,290	255,271

Total increase (decrease) in net assets	195,653	273,304
Net assets at beginning of period	1,033,680	760,376

Net assets at end of period	$1,229,333	$1,033,680

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Summit Mutual Funds, Inc.—Pinnacle Series*				T. Rowe Price Equity Series, Inc.*

Russell 2000 Small Cap Index Subaccount		S&P MidCap 400 Index Subaccount		Equity Income Subaccount

Year Ended December 31		Year Ended December 31		Year Ended December 31
2006	2005	2006	2005	2006	2005

$(5,358)	$(5,018)	$(2,810)	$(5,324)	$19,571	$10,086
90,334	19,551	111,409	30,723	101,736	93,422
157,511	33,186	39,687	111,540	298,857	(58,403)

242,487	47,719	148,286	136,939	420,164	45,105

459,928	387,103	565,144	461,472	643,621	437,016
(58,155)	(24,166)	(74,864)	(18,915)	(87,436)	(55,377)
(27,504)	(17,392)	(28,827)	(32,677)	(47,916)	(19,493)
(161,073)	(122,929)	(196,348)	(146,575)	(254,937)	(133,555)
125,729	181,530	237,643	184,769	964,389	418,487

338,925	404,146	502,748	448,074	1,217,721	647,078

581,412	451,865	651,034	585,013	1,637,885	692,183
1,341,592	889,727	1,509,597	924,584	1,638,902	946,719

$1,923,004	$1,341,592	$2,160,631	$1,509,597	$3,276,787	$1,638,902

FARM BUREAU LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	T. Rowe Price Equity Series, Inc.*

	Mid Cap Growth Subaccount

	Year Ended December 31
	2006	2005

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(81,957)	$(72,642)
Net realized gain (loss) on investments	1,340,696	645,870
Change in unrealized appreciation/depreciation of investments	(749,823)	512,741

Net increase (decrease) in net assets from operations	508,916	1,085,969

Contract transactions:
Transfers of net premiums	1,125,196	1,177,127
Transfers of surrenders and death benefits	(343,643)	(366,722)
Transfers of policy loans	(154,193)	(103,056)
Transfers of cost of insurance and other charges	(683,350)	(665,025)
Transfers between subaccounts, including Declared Interest Option account	(80,632)	(25,928)

Net increase (decrease) in net assets from contract transactions	(136,622)	16,396

Total increase (decrease) in net assets	372,294	1,102,365
Net assets at beginning of period	9,008,397	7,906,032

Net assets at end of period	$9,380,691	$9,008,397

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*

New America Growth Subaccount		Personal Strategy Balanced Subaccount		International Stock Subaccount

Year Ended December 31		Year Ended December 31		Year Ended December 31
2006	2005	2006	2005	2006	2005

$(31,409)	$(30,936)	$89,496	$57,129	$7,396	$13,337
(13,975)	(82,504)	290,631	95,866	243	(32,128)
281,322	242,598	388,589	196,653	350,349	263,211

235,938	129,158	768,716	349,648	357,988	244,420

681,088	697,495	1,217,583	1,206,267	328,651	303,713
(165,782)	(178,770)	(342,776)	(297,951)	(74,698)	(67,078)
(81,409)	(61,615)	(104,312)	(69,925)	(37,947)	(25,959)
(313,722)	(313,028)	(633,386)	(581,459)	(173,050)	(145,741)
(84,597)	(46,170)	266,498	281,353	85,161	22,366

35,578	97,912	403,607	538,285	128,117	87,301

271,516	227,070	1,172,323	887,933	486,105	331,721
3,677,742	3,450,672	6,854,330	5,966,397	1,907,116	1,575,395

$3,949,258	$3,677,742	$8,026,653	$6,854,330	$2,393,221	$1,907,116

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.    Organization and Significant Accounting Policies

Organization

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies, flexible premium last survivor variable life insurance policies and flexible premium variable life insurance policies issued by the Company.

At the direction of eligible policy owners, the Account invests in forty investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value (1)	VP Mid Cap Value Fund
Inflation Protection Bond (1)	VP Inflation Protection Bond Fund
Ultra	VP Ultra® Fund
Value (1)	VP Value Fund
Vista	VP VistaSM Fund
Dreyfus Variable Investment Fund:
Appreciation	VIF Appreciation Portfolio
Developing Leaders	VIF Developing Leaders Portfolio
Disciplined Stock	VIF Disciplined Stock Portfolio
Dreyfus Growth & Income	VIF Growth and Income Portfolio
International Equity	VIF International Equity Portfolio
Socially Responsible Growth	Dreyfus Socially Responsible Growth Fund, Inc.
EquiTrust Variable Insurance Series Fund:
Blue Chip	Blue Chip Portfolio
High Grade Bond	High Grade Bond Portfolio
Managed	Managed Portfolio
Money Market	Money Market Portfolio
Strategic Yield	Strategic Yield Portfolio
Value Growth	Value Growth Portfolio
Fidelity Variable Insurance Products Funds:
Contrafund	VIP Contrafund® Portfolio – Initial Class
Growth	VIP Growth Portfolio – Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio – Initial Class
High Income	VIP High Income Portfolio – Service Class 2
Index 500	VIP Index 500 Portfolio – Initial Class
Mid-Cap	VIP Mid Cap Portfolio – Service Class 2
Overseas	VIP Overseas Portfolio – Initial Class
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	Franklin Real Estate Fund – Class 2
Franklin Small Cap Value Securities	Franklin Small Cap Value Securities Fund – Class 2
Franklin Small-Mid Cap Growth Securities	Franklin Small-Mid Cap Growth Securities Fund – Class 2
Franklin U.S. Government	Franklin U.S. Government Fund – Class 2
Mutual Shares Securities	Mutual Shares Securities Fund – Class 2
Templeton Growth Securities	Templeton Growth Securities Fund – Class 2

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Organization and Significant Accounting Policies (Continued)

Subaccount	Invests Exclusively in Shares of
J.P. Morgan Series Trust II:
Mid-Cap Value	J.P. Morgan Mid Cap Value Portfolio
Small Company	J.P. Morgan Small Company Portfolio
Summit Mutual Funds, Inc. – Pinnacle Series:
NASDAQ 100 Index	NASDAQ-100 Index Portfolio
Russell 2000 Small Cap Index	Russell 2000 Small Cap Index Portfolio
S&P MidCap 400 Index	S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.:
Equity Income	Equity Income Portfolio
Mid-Cap Growth	Mid-Cap Growth Portfolio
New America Growth	New America Growth Portfolio
Personal Strategy Balanced	Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.:
International Stock	International Stock Portfolio

(1)  Commenced operations on May 1, 2006

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each policy year.

Investments

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From Farm Bureau Life Insurance Company

The amounts due to or from Farm Bureau Life Insurance Company represent premiums received from contract holders that have not been remitted to the Account, net of amounts due for surrenders and death benefits, as well as other policy and administrative charges.

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

2.    Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges:    The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge:    Flexible premium variable life insurance policy premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Flexible premium last survivor variable life policy premiums are reduced by a 7% charge up to the minimum initial premium and 2% of each premium in excess of the minimum initial premium. Nonparticipating flexible premium variable life policy premiums are reduced by a 7% charge. (For any nonparticipating flexible premium variable life insurance policy purchased prior to May 1, 2005, premiums are reduced by a 7% charge up to the threshold premium and 2% of each premium in excess of the threshold.)

Cost of Insurance and Policy Charges:    The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $3, $7 and $10 for flexible premium variable life insurance policies, nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies, respectively, is deducted monthly for the administration of policies and the Account. (For any nonparticipating flexible premium variable life insurance policy purchased prior to May 1, 2005, a $5 expense charge is deducted monthly for administration of policies and the Account.) Flexible premium last survivor variable life insurance policies apply an additional monthly charge of $.03 per $1,000 of Specified Amount for the administration of policies and the Account.

During the first year, flexible premium variable life insurance policies are charged a rate per $1,000 (determined by the specified amount and age of the insured) on a monthly basis. Nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies are charged $.07 and $.10, respectively, for every $1,000 of Specified Amount or increase in Specified Amount on a monthly basis for the first year. (For any nonparticipating flexible premium variable life insurance policy purchased prior to May 1, 2005, a $.05 expense is charged per $1,000 of Specified Amount or increase in Specified Amount.) An additional first-year monthly policy expense charge of $7 and $10 is deducted for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies. (For any nonparticipating flexible premium variable life insurance policy purchased prior to May 1, 2005, the first-year monthly policy expense charge is $5.) First-year charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account.

The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

2.    Expense Charges and Related Party Transactions (Continued)

Other Charges:    A transfer charge ($25 for flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies and $10 for nonparticipating flexible premium variable life insurance policies) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies. Surrender charges imposed on flexible premium variable life insurance policies equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6 and 10 policy years for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies, respectively, are imposed on amounts surrendered based on, variables as described in the Account’s prospectus. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

Paid to Affiliates

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio’s average daily net assets as follows: Blue Chip Portfolio—0.20%, High Grade Bond Portfolio – 0.30%, Managed Portfolio – 0.45%, Money Market Portfolio— 0.25%, Strategic Yield Portfolio – 0.45%, and Value Growth Portfolio—0.45%.

3.    Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

4.    Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the period ended December 31, 2006:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	$3,225	$174
Inflation Protection Bond	3,915	400
Ultra	140,982	46,469
Value	2,886	290
Vista	331,259	47,323
Dreyfus Variable Investment Fund:
Appreciation	167,909	52,698
Developing Leaders	265,862	86,217
Disciplined Stock	41,844	19,087
Dreyfus Growth & Income	106,089	45,683
International Equity	707,524	42,498

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

4.    Purchases and Sales of Investment Securities (Continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	$98,049	$17,674
EquiTrust Variable Insurance Series Fund:
Blue Chip	2,065,796	3,159,480
High Grade Bond	1,132,642	490,401
Managed	4,204,803	2,745,271
Money Market	259,155	200,893
Strategic Yield	1,379,966	824,147
Value Growth	1,326,587	2,395,197
Fidelity Variable Insurance Products Funds:
Contrafund	3,207,308	388,569
Growth	820,439	920,362
Fidelity Growth & Income	574,595	355,877
High Income	280,970	48,730
Index 500	909,017	721,630
Mid-Cap	1,415,831	110,120
Overseas	554,614	243,608
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	1,253,231	93,702
Franklin Small Cap Value Securities	707,460	35,664
Franklin Small-Mid Cap Growth Securities	403,857	47,615
Franklin U.S. Government	575,347	74,503
Mutual Shares Securities	430,921	49,007
Templeton Growth Securities	368,578	37,471
J.P. Morgan Series Trust II:
Mid-Cap Value	425,039	87,038
Small Company	482,196	45,306
Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index	243,976	120,160
Russell 2000 Small Cap Index	492,327	112,770
S&P MidCap 400 Index	700,030	139,469
T. Rowe Price Equity Series, Inc.:
Equity Income	1,378,786	59,204
Mid-Cap Growth	1,553,601	608,209
New America Growth	332,245	277,614
Personal Strategy Balanced	1,072,473	347,092
T. Rowe Price International Series, Inc.:
International Stock	269,533	126,122

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

5.    Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2006 and 2005:

	Period Ended December 31
	2006			2005
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
American Century Variable Portfolios, Inc.:
American Century
Mid Cap Value	285	15	270	—	—	—
Inflation Protection
Bond	381	38	343	—	—	—
Ultra	12,518	3,689	8,829	16,634	5,008	11,626
Value	267	27	240	—	—	—
Vista	22,334	2,785	19,549	19,973	2,057	17,916
Dreyfus Variable Investment Fund:
Appreciation	13,749	4,270	9,479	12,039	5,785	6,254
Developing Leaders	14,817	5,823	8,994	17,281	2,953	14,328
Disciplined Stock	3,417	1,493	1,924	3,671	854	2,817
Dreyfus Growth & Income	9,093	3,762	5,331	11,980	1,249	10,731
International Equity	35,381	1,777	33,604	13,294	718	12,576
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible
Growth	9,891	1,639	8,252	5,390	1,146	4,244
EquiTrust Variable Insurance Series Fund:
Blue Chip	27,495	62,580	(35,085)	34,589	48,978	(14,389)
High Grade Bond	23,881	14,639	9,242	27,563	14,817	12,746
Managed	21,842	58,435	(36,593)	35,552	51,509	(15,957)
Money Market	12,857	11,842	1,015	18,769	13,888	4,881
Strategic Yield	18,835	20,737	(1,902)	20,338	12,070	8,268
Value Growth	28,243	72,737	(44,494)	32,794	64,353	(31,559)
Fidelity Variable Insurance Products Funds:
Contrafund	131,530	19,128	112,402	82,526	21,511	61,015
Growth	85,812	89,383	(3,571)	113,203	84,676	28,527
Fidelity Growth & Income	38,970	29,771	9,199	44,199	26,260	17,939
High Income	14,883	2,830	12,053	14,544	2,382	12,162
Index 500	72,622	62,122	10,500	100,098	45,570	54,528
Mid-Cap	58,152	4,337	53,815	38,376	4,394	33,982
Overseas	37,974	15,876	22,098	25,384	16,391	8,993
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	52,998	3,843	49,155	42,645	867	41,778
Franklin Small Cap Value Securities	31,747	1,290	30,457	13,299	1,556	11,743
Franklin Small-Mid Cap Growth Securities	31,577	3,167	28,410	15,123	2,462	12,661
Franklin U.S. Government	46,668	5,792	40,876	17,199	3,878	13,321
Mutual Shares Securities	26,582	2,845	23,737	17,646	3,301	14,345
Templeton Growth Securities	20,841	1,861	18,980	18,054	1,370	16,684

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

5.    Summary of Changes from Unit Transactions (Continued)

	Period Ended December 31
	2006			2005
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
J.P. Morgan Series Trust II:
Mid-Cap Value	20,515	4,085	16,430	22,994	2,305	20,689
Small Company	28,641	2,400	26,241	15,255	2,232	13,023
Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index	17,627	8,161	9,466	23,830	4,015	19,815
Russell 2000 Small Cap Index	25,852	5,871	19,981	30,045	2,527	27,518
S&P MidCap 400 Index	37,114	7,356	29,758	32,219	2,051	30,168
T. Rowe Price Equity Series, Inc.:
Equity Income	90,260	2,693	87,567	61,047	10,055	50,992
Mid-Cap Growth	21,642	29,244	(7,602)	30,160	29,161	999
New America Growth	30,792	26,934	3,858	41,293	29,624	11,669
Personal Strategy
Balanced	47,416	19,581	27,835	59,225	18,766	40,459
T. Rowe Price International Series, Inc.:
International Stock	20,474	9,290	11,184	19,574	10,709	8,865

6.    Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2006, 2005, 2004, 2003 and 2002, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value:
2006(5)	270	$11.68	$3,156	1.79%	0.90%	16.80%
Inflation Protection Bond:
2006(5)	343	10.20	3,504	1.95	0.90	2.00
Ultra:
2006	51,931	11.31	587,318	—	0.90	(4.15)
2005	43,102	11.80	508,494	—	0.90	1.29
2004	31,476	11.65	366,730	—	0.90	9.70
2003	17,541	10.62	186,323	—	0.90	23.78
2002	9,361	8.58	80,324	0.31	0.90	(23.39)
Value:
2006(5)	240	11.32	2,718	—	0.90	13.20
Vista:
2006	60,501	15.08	912,101	—	0.90	8.10
2005	40,952	13.95	571,402	—	0.90	7.14
2004	23,036	13.02	299,899	—	0.90	14.61
2003	9,635	11.36	109,466	—	0.90	40.94
2002	6,245	8.06	50,333	—	0.90	(20.51)

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
Dreyfus Variable Investment Fund:
Appreciation:
2006	42,540	12.91	549,032	1.36	0.90	15.47
2005	33,061	11.18	369,600	0.02	0.90	3.42
2004	26,807	10.81	289,702	2.08	0.90	4.14
2003	17,986	10.38	186,705	1.75	0.90	20.14
2002	11,848	8.64	102,408	1.73	0.90	(17.48)
Developing Leaders:
2006	64,730	13.72	888,088	0.38	0.90	2.85
2005	55,736	13.34	743,466	—	0.90	4.87
2004	41,408	12.72	526,735	0.24	0.90	10.32
2003	27,991	11.53	322,659	0.04	0.90	30.58
2002	16,430	8.83	145,096	0.04	0.90	(19.87)
Disciplined Stock:
2006	14,975	12.93	193,674	0.78	0.90	14.73
2005	13,051	11.27	147,055	—	0.90	5.33
2004	10,234	10.70	109,496	1.60	0.90	6.89
2003	7,277	10.01	72,824	1.09	0.90	22.52
2002	3,400	8.17	27,793	1.28	0.90	(23.36)
Dreyfus Growth & Income:
2006	38,961	12.33	480,207	0.80	0.90	13.54
2005	33,630	10.86	365,192	1.39	0.90	2.45
2004	22,899	10.60	242,757	1.35	0.90	6.53
2003	15,995	9.95	159,210	0.88	0.90	25.47
2002	10,803	7.93	85,716	0.79	0.90	(26.03)
International Equity:
2006	59,848	21.51	1,287,233	0.60	0.90	22.22
2005	26,244	17.60	461,838	0.33	0.90	13.77
2004	13,668	15.47	211,481	5.16	0.90	23.46
2003	4,426	12.53	55,468	5.68	0.90	41.58
2002	2,441	8.85	21,593	4.72	0.90	(16.67)

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth:
2006	22,715	10.53	239,298	—	0.90	7.89
2005	14,463	9.76	141,088	—	0.90	2.52
2004	10,219	9.52	97,323	0.19	0.90	4.96
2003	6,939	9.07	62,940	—	0.90	24.59
2002	4,803	7.28	34,954	0.03	0.90	(29.73)

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
EquiTrust Variable Insurance Series Fund:
Blue Chip:
2006	968,618	$48.73	$47,198,925	1.91%	0.90%	16.38%
2005	1,003,703	41.87	42,022,408	1.93	0.90	1.38
2004	1,018,092	41.30	42,045,659	1.48	0.90	5.12
2003	1,006,809	39.29	39,552,961	1.52	0.90	24.61
2002	975,986	31.53	30,776,847	1.60	0.90	(19.81)
High Grade Bond:
2006	332,846	28.70	9,552,972	5.07	0.90	3.84
2005	323,604	27.64	8,943,395	4.62	0.90	1.77
2004	310,858	27.16	8,444,176	4.33	0.90	3.35
2003	299,383	26.28	7,867,565	4.50	0.90	4.49
2002	288,811	25.15	7,263,483	4.92	0.90	7.39
Managed:
2006	1,045,031	42.98	44,915,975	2.30	0.90	11.00
2005	1,081,624	38.72	41,881,392	1.72	0.90	3.61
2004	1,097,581	37.37	41,021,249	2.02	0.90	7.60
2003	1,107,975	34.73	38,480,676	2.58	0.90	21.65
2002	1,121,164	28.55	32,012,312	3.37	0.90	(2.69)
Money Market:
2006	76,425	16.33	1,247,961	4.34	0.90	3.49
2005	75,410	15.78	1,189,699	2.49	0.90	1.61
2004	70,529	15.53	1,095,263	0.73	0.90	(0.13)
2003	75,041	15.55	1,167,187	0.52	0.90	(0.38)
2002	78,146	15.61	1,220,047	1.16	0.90	0.26
Strategic Yield:
2006	345,792	36.07	12,471,844	6.03	0.90	5.84
2005	347,694	34.08	11,848,054	5.70	0.90	2.37
2004	339,426	33.29	11,300,982	5.98	0.90	7.94
2003	337,605	30.84	10,410,545	7.06	0.90	10.98
2002	339,082	27.79	9,422,323	7.01	0.90	4.51
Value Growth:
2006	1,355,832	30.09	40,790,642	1.36	0.90	11.12
2005	1,400,326	27.08	37,926,593	1.13	0.90	5.45
2004	1,431,885	25.68	36,770,273	1.05	0.90	10.55
2003	1,442,852	23.23	33,518,314	1.41	0.90	29.49
2002	1,439,052	17.94	25,810,601	1.89	0.90	(11.23)

Fidelity Variable Insurance Products Funds:
Contrafund:
2006	924,561	15.42	14,259,232	1.32	0.90	10.70
2005	812,159	13.93	11,311,863	0.28	0.90	15.89
2004	751,144	12.02	9,026,498	0.32	0.90	14.48
2003	699,031	10.50	7,339,575	0.44	0.90	27.27
2002	640,459	8.25	5,281,317	0.79	0.90	(10.13)

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
Fidelity Variable Insurance Products Funds (continued):
Growth:
2006	1,492,277	$9.28	$13,854,617	0.38%	0.90%	5.82%
2005	1,495,848	8.77	13,113,580	0.48	0.90	4.90
2004	1,467,321	8.36	12,267,420	0.25	0.90	2.45
2003	1,351,834	8.16	11,031,180	0.25	0.90	31.61
2002	1,183,501	6.20	7,334,666	0.23	0.90	(30.73)
Fidelity Growth & Income:
2006	490,440	11.17	5,479,451	0.87	0.90	12.15
2005	481,241	9.96	4,793,031	1.45	0.90	6.64
2004	463,302	9.34	4,325,447	0.84	0.90	4.94
2003	429,376	8.90	3,823,209	1.13	0.90	22.59
2002	391,970	7.26	2,845,077	1.30	0.90	(17.31)
High Income:
2006	45,381	16.14	732,596	8.88	0.90	10.02
2005	33,328	14.67	488,926	15.00	0.90	1.38
2004	21,166	14.47	306,216	5.56	0.90	8.39
2003	10,326	13.35	137,806	4.92	0.90	25.71
2002	4,532	10.62	48,141	5.91	0.90	2.31
Index 500:
2006	1,095,983	$10.89	$11,935,434	1.66%	0.90%	14.75%
2005	1,085,483	9.49	10,305,528	1.70	0.90	3.83
2004	1,030,955	9.14	9,421,165	1.24	0.90	9.59
2003	953,617	8.34	7,949,017	1.38	0.90	27.33
2002	843,832	6.55	5,526,810	1.24	0.90	(22.94)
Mid-Cap:
2006	153,066	20.75	3,175,958	0.14	0.90	11.44
2005	99,251	18.62	1,848,379	—	0.90	16.96
2004	65,269	15.92	1,039,138	—	0.90	23.51
2003	40,096	12.89	516,661	0.21	0.90	37.13
2002	24,058	9.40	226,220	0.26	0.90	(10.90)
Overseas:
2006	322,014	14.38	4,630,115	0.81	0.90	17.01
2005	299,916	12.29	3,684,463	0.63	0.90	18.06
2004	290,923	10.41	3,029,010	1.10	0.90	12.66
2003	269,743	9.24	2,493,678	0.77	0.90	41.94
2002	240,140	6.51	1,562,334	0.75	0.90	(20.90)

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate:
2006	120,095	$22.46	$2,697,205	2.06%	0.90%	19.53%
2005	70,940	18.79	1,332,972	1.37	0.90	12.45
2004	29,162	16.71	487,184	1.70	0.90	30.65
2003(4)	6,270	12.79	80,182	0.17	0.90	27.90
Franklin Small Cap Value Securities:
2006	63,113	22.19	1,400,626	0.61	0.90	15.94
2005	32,656	19.14	625,004	0.76	0.90	7.83
2004	20,913	17.75	371,276	0.18	0.90	22.67
2003	11,865	14.47	171,743	0.20	0.90	30.95
2002	7,671	11.05	84,792	0.36	0.90	(10.09)
Franklin Small-Mid Cap Growth Securities:
2006	71,208	13.22	941,023	—	0.90	7.74
2005	42,798	12.27	524,979	—	0.90	3.90
2004	30,137	11.81	355,942	—	0.90	10.48
2003	17,905	10.69	191,408	—	0.90	36.01
2002	10,148	7.86	79,751	0.24	0.90	(29.32)
Franklin U.S. Government:
2006	105,728	11.74	1,241,112	4.22	0.90	3.07
2005	64,852	11.39	738,437	4.23	0.90	1.52
2004	51,531	11.22	578,122	5.04	0.90	2.56
2003	47,673	10.94	521,533	5.49	0.90	1.30
2002	22,315	10.80	240,981	4.88	0.90	8.76
Mutual Shares Securities:
2006	61,781	16.28	1,005,851	1.34	0.90	17.29
2005	38,044	13.88	527,874	0.87	0.90	9.64
2004	23,699	12.66	300,100	0.75	0.90	11.64
2003	16,240	11.34	184,219	0.98	0.90	23.93
2002	10,820	9.15	98,953	0.78	0.90	(12.52)
Templeton Growth Securities:
2006	62,626	17.51	1,096,583	1.31	0.90	20.76
2005	43,646	14.50	632,988	1.06	0.90	7.89
2004	26,962	13.44	362,401	1.16	0.90	14.97
2003	10,966	11.69	128,176	1.57	0.90	30.91
2002	5,422	8.93	48,393	2.20	0.90	(19.19)

J.P. Morgan Series Trust II:
Mid-Cap Value:
2006	71,796	20.49	1,471,162	0.56	0.90	15.83
2005	55,366	17.69	979,629	0.17	0.90	8.20
2004	34,677	16.35	566,839	0.28	0.90	20.04
2003	23,844	13.62	324,833	0.32	0.90	28.49
2002	14,395	10.60	152,631	0.04	0.90	(0.09)

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
J.P. Morgan Series Trust II (continued):
Small Company:
2006	57,765	$17.06	$985,504	—%	0.90%	13.96%
2005	31,524	14.97	471,802	—	0.90	2.53
2004	18,501	14.60	270,140	—	0.90	26.08
2003	11,287	11.58	130,750	—	0.90	34.65
2002	6,406	8.60	55,062	0.17	0.90	(22.31)

Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index:
2006	85,244	14.42	1,229,333	0.12	0.90	5.72
2005	75,778	13.64	1,033,680	0.51	0.90	0.37
2004	55,963	13.59	760,376	—	0.90	9.16
2003	35,404	12.45	440,893	—	0.90	47.34
2002	20,205	8.45	170,791	—	0.90	(38.10)
Russell 2000 Small Cap Index:
2006	106,979	17.98	1,923,004	0.57	0.90	16.60
2005	86,998	15.42	1,341,592	0.43	0.90	3.07
2004	59,480	14.96	889,727	0.15	0.90	16.69
2003	30,758	12.82	394,390	0.53	0.90	44.86
2002	17,931	8.85	158,643	0.12	0.90	(21.75)
S&P MidCap 400 Index:
2006	123,900	17.44	2,160,631	0.74	0.90	8.73
2005	94,142	16.04	1,509,597	0.45	0.90	11.00
2004	63,974	14.45	924,584	0.21	0.90	14.68
2003	38,026	12.60	478,989	0.48	0.90	33.62
2002	21,582	9.43	203,560	0.33	0.90	(15.95)

T. Rowe Price Equity Series, Inc.:
Equity Income:
2006	213,463	15.35	3,276,787	1.69	0.90	17.90
2005	125,896	13.02	1,638,902	1.69	0.90	3.01
2004	74,904	12.64	946,719	1.68	0.90	13.87
2003	51,981	11.10	576,819	1.78	0.90	24.44
2002	34,161	8.92	304,759	1.97	0.90	(13.90)
Mid-Cap Growth:
2006	507,003	18.50	9,380,691	—	0.90	5.65
2005	514,605	17.51	9,008,397	—	0.90	13.78
2004	513,606	15.39	7,906,032	—	0.90	17.30
2003	488,505	13.12	6,411,011	—	0.90	37.10
2002	448,347	9.57	4,289,595	—	0.90	(21.94)

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value	Net Assets
T. Rowe Price Equity Series, Inc. (continued):
New America Growth:
2006	413,615	$9.55	$3,949,258	0.05%	0.90%	6.35%
2005	409,757	8.98	3,677,742	—	0.90	3.58
2004	398,088	8.67	3,450,672	0.06	0.90	9.89
2003	361,395	7.89	2,850,488	—	0.90	33.96
2002	315,244	5.89	1,856,815	—	0.90	(28.95)
Personal Strategy Balanced:
2006	522,373	15.37	8,026,653	2.11	0.90	10.89
2005	494,538	13.86	6,854,330	1.80	0.90	5.48
2004	454,079	13.14	5,966,397	2.07	0.90	11.83
2003	420,019	11.75	4,936,492	2.26	0.90	23.68
2002	379,520	9.50	3,605,997	2.63	0.90	(8.65)

T. Rowe Price International Series, Inc.:
International Stock:
2006	188,593	12.69	2,393,221	1.24	0.90	18.05
2005	177,409	10.75	1,907,116	1.70	0.90	14.97
2004	168,544	9.35	1,575,395	1.18	0.90	12.79
2003	157,064	8.29	1,301,967	1.37	0.90	29.33
2002	138,771	6.41	889,233	1.03	0.90	(18.96)

(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)	These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4)	Subaccount commenced operations on May 1, 2003.

(5)	Subaccount commenced operations on May 1, 2006.

FARM BUREAU LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

7.     Subsequent Events

The Board of Trustees of Dreyfus Variable Investment Fund voted to close the Dreyfus Variable Investment Fund Disciplined Stock Portfolio and to liquidate the discontinued fund on April 30, 2007. As a result of this announcement, the Disciplined Stock Subaccount, which invests in the Dreyfus Variable Investment Fund Disciplined Stock Portfolio, will not be available for investment beginning April 30, 2007. Policyholders who do not reallocate funds out of the Dreyfus Disciplined Stock Portfolio prior to that date will have their funds reallocated to the EquiTrust Variable Insurance Series Fund, Money Market Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ON CONSOLIDATED FINANCIAL STATEMENTS

The Board of Directors and Stockholder

Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2006 and 2005, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/    Ernst & Young LLP

Des Moines, Iowa

April 6, 2007

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share data)

	December 31,
	2006	2005
Assets
Investments:
Fixed maturities – available for sale, at market (amortized cost: 2006—$3,839,987; 2005—$3,791,312)	$3,885,025	$3,884,151
Equity securities—available for sale, at market (cost: 2006—$34,366; 2005—$53,343)	48,682	81,075
Mortgage loans on real estate	528,917	537,122
Derivative instruments	5,526	5,961
Investment real estate, less allowances for depreciation of $2,452 in 2006 and $2,235 in 2005	8,711	9,501
Policy loans	159,370	156,037
Other long-term investments	1,300	1,300
Short-term investments	14,810	52,665

Total investments	4,652,341	4,727,812

Cash and cash equivalents	6,520	2,223
Securities and indebtedness of related parties	41,629	49,170
Accrued investment income	47,299	47,332
Reinsurance recoverable	93,588	81,621
Deferred policy acquisition costs	396,900	372,686
Deferred sales inducements	4,579	3,268
Value of insurance in force acquired	42,841	46,566
Property and equipment, less allowances for depreciation of $14,016 in 2006 and $13,211 in 2005	9,581	9,938
Goodwill	9,939	9,939
Other assets	28,024	15,095
Assets held in separate accounts	666,739	554,811

Total assets	$5,999,980	$5,920,461

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS (Continued)

(Dollars in thousands, except per share data)

	December 31,
	2006	2005
Liabilities and stockholder’s equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$2,649,279	$2,641,777
Traditional life insurance and accident and health products	1,191,923	1,152,411
Unearned revenue reserve	26,445	27,494
Other policy claims and benefits	20,017	16,694

	3,887,664	3,838,376
Other policyholders’ funds:
Supplementary contracts without life contingencies	389,846	382,478
Advance premiums and other deposits	150,285	155,947
Accrued dividends	11,252	11,124

	551,383	549,549
Amounts payable to affiliates	6,924	4,880
Current income taxes	2,548	2,604
Deferred income taxes	93,043	110,256
Other liabilities	56,426	58,087
Liabilities related to separate accounts	666,739	554,811

Total liabilities	5,264,727	5,118,563

Minority interest in subsidiaries	35	35

Stockholder’s equity:
Preferred stock, 7 1/2% cumulative, par value $50.00 per share—authorized 6,000 shares	—	—
Common stock, par value $50.00 per share—authorized 994,000 shares, issued and outstanding 50,000 shares	2,500	2,500
Additional paid-in capital	171,165	171,222
Accumulated other comprehensive income	31,146	74,147
Retained earnings	530,407	553,994

Total stockholder’s equity	735,218	801,863

Total liabilities and stockholder’s equity	$5,999,980	$5,920,461

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands)

	Year ended December 31,
	2006	2005	2004
Revenues:
Interest sensitive and index product charges	$76,632	$72,632	$69,949
Traditional life insurance premiums	134,230	130,101	127,124
Accident and health premiums	415	385	480
Net investment income	291,642	292,855	270,200
Derivative income (loss)	(94)	(94)	295
Realized gains on investments	13,851	3,044	7,473
Other income	1,536	966	1,378

Total revenues	518,212	499,889	476,899
Benefits and expenses:
Interest sensitive and index product benefits	168,763	161,899	155,675
Traditional life insurance and accident and health benefits	86,074	81,527	78,625
Increase in traditional life and accident and health future policy benefits	34,552	36,825	34,259
Distributions to participating policyholders	21,520	21,704	23,502
Underwriting, acquisition and insurance expenses	103,337	103,506	109,484
Interest expense	1	3	—
Other expenses	32	2	41

Total benefits and expenses	414,279	405,466	401,586

	103,933	94,423	75,313
Income taxes	(33,756)	(30,806)	(20,908)
Minority interest in losses (earnings) of subsidiaries	1	(33)	(24)
Equity income, net of related income taxes	1,135	1,218	1,398

Net income	$71,313	$64,802	$55,779

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(Dollars in thousands)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder’s Equity
Balance at January 1, 2004	$2,500	$171,207	$107,655	$472,613	$753,975
Comprehensive income:
Net income for 2004	—	—	—	55,779	55,779
Change in net unrealized investment gains/losses	—	—	9,630	—	9,630

Total comprehensive income					65,409
Adjustment resulting from capital transactions of equity investee	—	15	—	—	15

Balance at December 31, 2004	2,500	171,222	117,285	528,392	819,399
Comprehensive income:
Net income for 2005	—	—	—	64,802	64,802
Change in net unrealized investment gains/losses	—	—	(43,138)	—	(43,138)

Total comprehensive income					21,664
Dividend paid to parent	—	—	—	(39,200)	(39,200)

Balance at December 31, 2005	2,500	171,222	74,147	553,994	801,863
Record underfunded status of other postretirement benefit plans	—	—	(209)	—	(209)
Comprehensive income:
Net income for 2006	—	—	—	71,313	71,313
Change in net unrealized investment gains/losses	—	—	(42,792)	—	(42,792)

Total comprehensive income					28,521
Adjustment resulting from capital transactions of equity investee	—	(57)	—	—	(57)
Dividends paid to parent	—	—	—	(94,900)	(94,900)

Balance at December 31, 2006	$2,500	$171,165	$31,146	$530,407	$735,218

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year ended December 31,
	2006	2005	2004
Operating activities
Net income	$71,313	$64,802	$55,779
Adjustments to reconcile net income to net cash provided by operating activities:
Adjustments related to interest sensitive and index products:
Interest credited/index credits to account balances, excluding deferred sales inducements	133,774	130,857	126,399
Change in fair value of embedded derivatives	260	(12)	—
Charges for mortality and administration	(69,808)	(67,269)	(64,818)
Deferral of unearned revenues	948	897	807
Amortization of unearned revenue reserve	(1,633)	(1,241)	(1,753)
Provision for depreciation and amortization of property and equipment	970	1,215	1,730
Provision for accretion and amortization of investments	(4,146)	1,153	493
Realized gains on investments	(13,851)	(3,044)	(7,473)
Change in fair value of derivatives	94	94	(295)
Increase in traditional life and accident and health benefit accruals	39,512	39,606	35,366
Policy acquisition costs deferred	(52,006)	(52,019)	(50,022)
Amortization of deferred policy acquisition costs	24,721	23,896	25,355
Amortization of deferred sales inducements	93	131	—
Amortization of value of insurance in force	3,458	2,861	2,321
Change in accrued investment income	33	(3,092)	(5,646)
Change in amounts receivable from/payable to affiliates	2,044	2,259	6,434
Change in reinsurance recoverable	(11,967)	(5,249)	194
Change in current income taxes	(56)	879	34,534
Provision for deferred income taxes	5,972	9,843	708
Other	(18,627)	(3,761)	3,838

Net cash provided by operating activities	111,098	142,806	163,951

Investing activities
Sale, maturity or repayment of investments:
Fixed maturities—available for sale	297,440	523,302	869,117
Equity securities—available for sale	32,725	1,759	2,412
Mortgage loans on real estate	53,645	49,097	36,490
Derivative instruments	76	—	—
Investment real estate	554	—	23,958
Policy loans	25,458	32,643	33,237
Other long-term investments	—	—	1
Short-term investments—net	37,855	—	13,053

	447,753	606,801	978,268

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

(Dollars in thousands)

	Year ended December 31,
	2006	2005	2004
Investing activities (continued)
Acquisition of investments:
Fixed maturities—available for sale	$(372,402)	$(616,439)	$(1,298,681)
Equity securities—available for sale	(256)	(428)	(464)
Mortgage loans on real estate	(45,443)	(65,471)	(93,547)
Derivative instruments	(4,188)	(77)	—
Investment real estate	—	(39)	(1,286)
Policy loans	(28,791)	(33,301)	(32,815)
Short-term investments—net	—	(46,010)	—

	(451,080)	(761,765)	(1,426,793)
Proceeds from disposal, repayments of advances and other distributions of capital from equity investees	15,131	2,206	3,535
Investments in and advances to equity investees and related parties	(4,750)	(3,000)	(4,480)
Purchases of property and equipment	(880)	(1,235)	(5,864)
Disposal of property and equipment and other	267	17	3,296

Net cash provided by (used in) investing activities	6,441	(156,976)	(452,038)

Financing activities
Receipts from interest sensitive and index products credited to policyholder account balances	372,927	431,410	406,416
Return of policyholder account balances on interest sensitive and index products	(424,846)	(398,605)	(269,663)
Contributions (distributions) related to minority interests—net	1	(1)	(41)
Dividends paid to parent	(61,324)	(19,864)	—

Net cash provided by (used in) financing activities	(113,242)	12,940	136,712

Increase (decrease) in cash and cash equivalents	4,297	(1,230)	(151,375)
Cash and cash equivalents at beginning of year	2,223	3,453	154,828

Cash and cash equivalents at end of year	$6,520	$2,223	$3,453

Supplemental disclosures of cash flow information
Cash paid for income taxes during the year	$28,451	$20,083	$(14,333)
Non-cash operating activity—deferral of sales inducements	1,539	1,681	1,718
Non-cash financing activity—dividend of fixed maturities to parent	33,576	19,336	—

See accompanying notes.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    Significant Accounting Policies

Nature of Business

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. We market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force.

Consolidation

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

Accounting Changes

In February 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (Statement) No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which permits certain financial assets and liabilities to be measured at fair value, with changes in fair value reported in earnings. This election is allowed on an instrument-by-instrument basis and requires additional reporting disclosures. This Statement is effective for fiscal years beginning after November 15, 2007. Early adoption is allowed provided the provisions of Statement No. 157 are also adopted. We are currently evaluating the requirements of this Statement and have not yet concluded if the fair value option will be adopted.

In January 2007, the FASB issued Statement 133 Implementation Issue No. G26, “Cash Flow Hedges: Hedging Interest Cash Flows on Variable-Rate Assets and Liabilities That Are Not Based on a Benchmark Interest Rate,” (DIG G26) which clarifies the accounting for a cash flow hedge of a variable-rate asset or liability, specifically addressing when an entity is permitted to hedge benchmark interest rate risk. DIG G26 indicates that the risk being hedged in a cash flow hedge of a variable-rate financial asset or liability cannot be designated as interest rate risk unless the cash flows of the hedged transaction are explicitly based on that same benchmark interest rate. In addition, DIG G26 clarifies that the only permitted benchmarks are the risk-free rate and rates based on the LIBOR swap curve. Hedging relationships that no longer qualify for cash flow hedge accounting based on this guidance must be undesignated prospectively. Future changes in fair value of derivatives not subsequently re-designated to a new qualifying hedging relationship must be recorded in earnings. Gains or losses previously included in accumulated other comprehensive income will remain in accumulated other comprehensive income and be amortized to net income over the remaining term of the swaps as the hedged anticipated cash flows occur. If it becomes probable that the anticipated cash flows will not occur, the deferred gains or losses will be reclassified into earnings immediately. We intend to adopt this Issue when required in the second quarter of 2007 and undesignate the hedging relationship for the interest rate swaps related to our flexible premium deferred annuity contracts as they are not explicitly based on one of the two permitted benchmarks. The impact of this adoption will vary based on changes in market conditions. Net unrealized gains on these swaps included in accumulated other comprehensive income totaled $4.4 million at December 31, 2006 and $5.5 million at December 31, 2005. See Note 3, “Derivative Instruments,” for additional details on these interest rate swaps.

In September 2006, the FASB issued Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R).” This Statement requires the recognition of an asset or liability in the consolidated balance sheet based on the funded status of a defined benefit postretirement plan and changes in the funded status of the plan are recorded as a component of comprehensive income in the year in which the changes occur. These requirements are effective for fiscal years ending after December 15, 2007, with earlier adoption encouraged. Statement No. 158 also requires measurement of a plan’s assets and benefit obligations as of the end of the employer’s fiscal year, beginning with fiscal years ending

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.    Significant Accounting Policies (Continued)

after December 15, 2008. Statement No. 158 has minimal impact on our consolidated financial statements as we participate with several affiliates and an unaffiliated organization in various multiemployer defined benefit and other postretirement plans, which are exempt from this Statement. However, we did adopt Statement No. 158 in the fourth quarter of 2006 for two small single employer health and medical postretirement plans. The impact of this adoption at December 31, 2006 was to increase other liabilities $0.3 million for the underfunded status of these plans, reduce accumulated other comprehensive income $0.2 million and record a deferred tax asset of $0.1 million. This Statement has no impact on our consolidated statements of income.

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value and expands the required disclosures about fair value measurements. This Statement is effective for fiscal years beginning after November 15, 2007. The impact of adoption is not expected to be material to our consolidated financial statements.

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes.” Interpretation No. 48 creates a single model to address uncertainty in tax positions and clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. Under the Interpretation, a tax position can be recognized in the financial statements if it is more likely than not that the position will be sustained upon examination by taxing authorities who have full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Interpretation No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. We intend to adopt Interpretation No. 48 beginning in 2007 and expect to record a tax liability for tax positions totaling approximately $0.1 million.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position (SOP) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts.” The SOP provides guidance on the accounting for internal replacements of one insurance contract for another insurance contract. Under the SOP, an internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract is accounted for as an extinguishment of the replaced contract. As an extinguishment, the unamortized deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserves from the replaced contract are written off at the time of the extinguishment. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract is accounted for as a continuation of the replaced contract. The SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We do not expect to record a cumulative effect of accounting change adjustment upon adoption of this SOP in 2007 as adoption is expected to have an insignificant impact on lapse assumptions included in our deferred policy acquisition cost and related models. In addition, net income is not expected to be impacted materially going forward as our current accounting policy for internal replacements substantially conforms to current interpretations of the guidance in the SOP.

In June 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections,” which is a replacement of Accounting Principals Board Opinion No. 20, “Accounting Changes” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” Statement No. 154 requires retrospective application to prior periods’ financial statements for all voluntary changes in accounting principle, unless impracticable. Statement No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 31, 2005. Statement No. 154 has no immediate impact on our consolidated financial statements, though it will impact our presentation of future voluntary accounting changes, if any such changes occur.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.    Significant Accounting Policies (Continued)

Investments

Fixed Maturities and Equity Securities

Fixed maturity securities, comprised of bonds and redeemable preferred stocks, which may be sold, are designated as “available for sale.” Available-for-sale securities are reported at market value and unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder’s equity as a component of accumulated other comprehensive income. Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of derivative income (loss) in the consolidated statements of income. The unrealized gains and losses are reduced by a provision for deferred income taxes that would have been required as a charge or credit to income had such amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities’ expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities’ expected lives.

Equity securities, comprised of common and non-redeemable preferred stocks are designated as “available for sale” and reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder’s equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income.

Mortgage Loans on Real Estate

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan’s effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

Derivative Instruments

Derivative instruments include interest rate swaps used to reduce our exposure to increases in market interest rates and call options used to fund index credits on index annuities. Furthermore, we have embedded derivatives associated with our index annuity business. All derivatives are recognized as either assets or liabilities in the consolidated balance sheets and measured at fair value.

Our interest rate swaps are accounted for as cash flow hedges. The swaps are carried on the consolidated balance sheet as either a derivative instrument or other liability. The effective portion of any unrealized gain or loss is recorded in accumulated other comprehensive income. If a portion of the hedges become ineffective, the ineffective portion of any unrealized gain or loss on the swap will be recorded in earnings as a component of derivative income (loss) as it occurs. The net periodic interest settlement between the interest paid and the interest received under these swaps is recorded as a component of interest sensitive and index product benefits.

For derivatives not designated as a hedging instrument, the change in fair value is recognized in earnings in the period of change. See “Accounting Changes” above and Note 3, “Derivative Instruments,” for more information regarding our derivative instruments and embedded derivatives.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.    Significant Accounting Policies (Continued)

Investment Real Estate

Investment real estate is reported at cost less allowances for depreciation. Real estate acquired through foreclosure, which is included with investment real estate in our consolidated balance sheets, is recorded at the lower of cost (which includes the balance of the mortgage loan, any accrued interest and any costs incurred to obtain title to the property) or estimated fair value on the foreclosure date. The carrying value of these assets is subject to regular review. For properties not held for sale, if indicators of impairment are present and a property’s expected undiscounted cashflows are not sufficient to recover the property’s carrying value, an impairment loss is recognized and the property’s cost basis is reduced to fair value. If the fair value, less estimated sales costs, of real estate held for sale decreases to an amount lower than its carrying value, the carrying value of the real estate is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments.

Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Other long-term investments include an investment deposit which is reported at amortized cost.

Securities and indebtedness of related parties include investments in corporations and partnerships over which we may exercise significant influence. These corporations and partnerships operate predominately in the insurance, broker-dealer, investment company and real estate industries. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships’ investment portfolios. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder’s equity.

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that collection is uncertain.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its fair value and a specific write down is taken. Such reductions in carrying value are recognized as realized losses on investments. For fixed maturity securities and equity securities, the fair value becomes the new cost basis for the security and the cost basis is not adjusted for subsequent recoveries in fair value. However, for fixed maturity securities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, will be amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows. It is difficult to estimate cash flows on securities that have been written down for an other-than-temporary impairment due to the inherent variability of cash flows associated with distressed securities. No such amortization was recorded in 2006, 2005 or 2004.

Market Values

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.    Significant Accounting Policies (Continued)

assuming a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bond yields. Market values of the conversion features embedded in convertible fixed maturity securities are estimated using an option-pricing model. Market values of redeemable preferred stocks, equity securities, call options and interest rate swaps are based on the latest quoted market prices, or for those stocks not readily marketable, generally at values which are representative of the market values of comparable issues.

Cash and Cash Equivalents

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Cash collateral received for derivative positions is invested in cash equivalents and reported with derivative instruments as an investing activity in the consolidated statements of cash flows.

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers’ share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

Deferred Policy Acquisition Costs, Deferred Sales Inducements and Value of Insurance In Force Acquired

Deferred policy acquisition costs include certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. Deferred sales inducements include premium bonuses and bonus interest credited to contracts during the first contract year only. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrued on the unamortized balance at a weighted average rate of 4.95% in 2006, 4.88% in 2005 and 5.02% in 2004.

For participating traditional life insurance, interest sensitive and index products, these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality and expense margins. That amortization is adjusted retrospectively through an unlocking process when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

Property and Equipment

Property and equipment, comprised primarily of furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Furniture and equipment had a carrying value of $8.1 million at December 31, 2006 and $8.5 million at December 31, 2005, and estimated useful lives that generally range from two to twenty years. Capitalized software costs had a carrying value of $1.5 million at December 31, 2006 and $1.4 million at December 31, 2005, and estimated useful lives that range from two to five

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.    Significant Accounting Policies (Continued)

years. Depreciation expense for furniture and equipment was $0.5 million in 2006 and $0.4 million in 2005 and 2004. Amortization expense for capitalized software was $0.5 million in 2006, $0.8 million in 2005 and $1.3 million in 2004.

Goodwill

Goodwill represents the excess of the amount paid to acquire a company over the fair value of its net assets acquired. Goodwill is not amortized but is subject to annual impairment testing. We have performed impairment testing using cash flow analyses and determined none of our goodwill was impaired as of December 31, 2006 or December 31, 2005.

Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for index annuities are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive products. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

For our direct business, interest crediting rates for interest sensitive products ranged from 2.80% to 5.50% in 2006, from 2.40% to 5.35% in 2005 and from 1.75% to 5.50% in 2004. These ranges exclude certain contracts with an account value totaling $3.4 million with guarantees ranging up to 9.70%.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.00% to 6.00%. The average rate of assumed investment yields used in estimating gross margins was 6.33% in 2006, 6.28% in 2005 and 6.51% in 2004. Accrued dividends for participating business are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 43% of direct receipts from policyholders during 2006 and 44% in 2005 and 2004, and represented 14% of life insurance in force at December 31, 2006 and 15% of life insurance in force at December 31, 2005. The liability for future policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

The unearned revenue reserve reflects the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

Guaranty Fund Assessments

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.    Significant Accounting Policies (Continued)

We had undiscounted reserves of $0.1 million at December 31, 2006 and December 31, 2005 to cover estimated future assessments on known insolvencies. We had assets totaling $0.2 million at December 31, 2006 and December 31, 2005 representing estimated premium tax offsets on paid and future assessments. Expenses incurred for guaranty fund assessments, net of related premium tax offsets, totaled less than $0.1 million in 2006, 2005 and 2004. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2007 and substantially all the related future premium tax offsets will be realized during the five-year period ending December 31, 2011. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

Separate Accounts

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive, index and variable products consist of policy charges for the cost of insurance, asset charges, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest or index amounts credited to policyholder account balances (excluding sales inducements) and benefit claims incurred in excess of policyholder account balances during the period. Changes in the reserves for the embedded derivatives in the index annuities and amortization of deferred policy acquisition costs and deferred sales inducements are recognized as expenses over the life of the policy.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs and deferred sales inducements.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.    Significant Accounting Policies (Continued)

Components of our underwriting, acquisition and insurance expenses are as follows:

	Year ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$12,036	$12,305	$12,683
Amortization of deferred policy acquisition costs	24,721	23,896	25,355
Amortization of value of insurance in force acquired	3,458	2,861	2,321
Other underwriting, acquisition and insurance expenses, net of deferrals	63,122	64,444	69,125

Total	$103,337	$103,506	$109,484

Underwriting, acquisition and insurance expenses include a pre-tax charge of $4.9 million for the year ended December 31, 2006 relating to the settlement of a lawsuit with a husband and wife who had applied for life insurance policies. The settlement ends litigation regarding the process we followed in denying insurance coverage for medical reasons. The settlement was entered into after adverse judicial rulings were made against us in June 2006. Prior to the issuance of the adverse judicial rulings, a material loss, net of insurance recoveries, was not deemed to be reasonably possible.

Insurance claims have been filed under our professional liability and general liability insurance policies for reimbursement of the settlement amount, but coverage has been denied, and we have filed a claim against an insurance broker for breach of contractual duties. We believe these claims have merit and have filed lawsuits against the insurer and the insurance broker to recover damages. Recoveries from third parties are required to be accounted for as gain contingencies and not recorded in our financial statements until the lawsuits are resolved. Accordingly, our financial statements for the year ended December 31, 2006 include the $4.9 million settlement expense, but any recoveries will be recorded in net income in the period the recovery is received.

In July 2005, we announced the closing of our life insurance processing unit in Manhattan, Kansas. As a result of the closure and some additional unrelated terminations, we incurred a pre-tax charge of $2.3 million during 2005, relating primarily to severance and early retirement benefits. These expenses are recorded in the underwriting, acquisition and insurance expense line of the consolidated statements of income.

Comprehensive Income

Unrealized gains and losses on our available-for-sale securities and interest rate swaps are included in accumulated other comprehensive income in stockholder’s equity. Other comprehensive income excludes net investment gains included in net income which represent transfers from unrealized to realized gains and losses. These amounts totaled $9.1 million in 2006, $2.0 million in 2005 and $1.2 million in 2004. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserve totaling ($4.7) million in 2006, ($1.3) million in 2005 and ($1.2) million in 2004. Beginning in 2006, accumulated other comprehensive income also includes $0.2 million to recognize the underfunded status of our single employer health and medical postretirement benefit plans.

Reclassifications

Certain amounts in the 2005 and 2004 consolidated statements of cash flows have been reclassified to conform to the 2006 financial statement presentation.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.    Significant Accounting Policies (Continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs and deferred sales inducements, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

2.    Investment Operations

Fixed Maturities and Equity Securities

The following tables contain amortized cost and estimated market value information on fixed maturities and equity securities:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
	(Dollars in thousands)
December 31, 2006
Bonds:
Corporate securities	$1,782,118	$67,605	$(22,816)	$1,826,907
Mortgage and asset-backed securities	1,171,404	7,542	(13,223)	1,165,723
United States Government and agencies	364,410	3,239	(4,843)	362,806
State, municipal and other governments	266,688	4,855	(4,154)	267,389
Public utilities	183,676	4,603	(3,156)	185,123
Redeemable preferred stocks	71,691	5,518	(132)	77,077

Total fixed maturities	$3,839,987	$93,362	$(48,324)	$3,885,025

Equity securities	$34,366	$14,492	$(176)	$48,682

December 31, 2005
Bonds:
Corporate securities	$1,749,075	$87,928	$(19,358)	$1,817,645
Mortgage and asset-backed securities	1,215,983	14,593	(9,255)	1,221,321
United States Government and agencies	365,893	5,286	(3,904)	367,275
State, municipal and other governments	243,436	7,607	(694)	250,349
Public utilities	145,307	5,972	(1,886)	149,393
Redeemable preferred stocks	71,618	6,557	(7)	78,168

Total fixed maturities	$3,791,312	$127,943	$(35,104)	$3,884,151

Equity securities	$53,343	$27,942	$(210)	$81,075

Short-term investments have been excluded from the above schedules as amortized cost approximates market value for these securities.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    Investment Operations (Continued)

The carrying value and estimated market value of our portfolio of available-for-sale fixed maturity securities at December 31, 2006, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Estimated Market Value
	(Dollars in thousands)
Due in one year or less	$41,022	$41,741
Due after one year through five years	318,715	324,244
Due after five years through ten years	905,902	911,219
Due after ten years	1,331,253	1,365,021

	2,596,892	2,642,225
Mortgage and asset-backed securities	1,171,404	1,165,723
Redeemable preferred stocks	71,691	77,077

	$3,839,987	$3,885,025

Net unrealized investment gains on fixed maturity and equity securities classified as available for sale and interest rate swaps, recorded directly to stockholder’s equity were comprised of the following:

	December 31,
	2006	2005
	(Dollars in thousands)
Unrealized appreciation on:
Fixed maturities—available for sale	$45,038	$92,839
Equity securities—available for sale	14,316	27,732
Interest rate swaps	4,358	5,524

	63,712	126,095
Adjustments for assumed changes in amortization pattern of:
Deferred policy acquisition costs	(13,309)	(10,238)
Deferred sales inducements	(135)	—
Value of insurance in force acquired	(2,819)	(2,552)
Unearned revenue reserve	738	374
Provision for deferred income taxes	(16,866)	(39,787)

	31,321	73,892
Proportionate share of net unrealized investment gains of equity investees	34	255

Net unrealized investment gains	$31,355	$74,147

The changes in net unrealized investment gains and losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserve totaling ($19.9) million in 2006, ($34.2) million in 2005 and $6.9 million in 2004.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    Investment Operations (Continued)

The following tables set forth the estimated market value and unrealized losses of fixed maturity securities in an unrealized loss position that are not deemed to be other-than-temporarily impaired. These are listed by investment category and the length of time the securities have been in an unrealized loss position:

December 31, 2006
	Less than one year		One year or more		Total
Description of Securities	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses
	(Dollars in thousands)
Corporate securities	$210,375	$(3,343)	$530,612	$(19,473)	$740,987	$(22,816)
Mortgage and asset-backed securities	214,867	(1,461)	466,249	(11,762)	681,116	(13,223)
United States Government and agencies	56,978	(138)	235,533	(4,705)	292,511	(4,843)
State, municipal and other governments	106,170	(1,999)	43,417	(2,155)	149,587	(4,154)
Public utilities	23,992	(241)	64,341	(2,915)	88,333	(3,156)
Redeemable preferred stocks	4,963	(37)	3,254	(95)	8,217	(132)

Total fixed maturities	$617,345	$(7,219)	$1,343,406	$(41,105)	$1,960,751	$(48,324)

December 31, 2005
	Less than one year		One year or more		Total
Description of Securities	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses
Corporate securities	$565,602	$(16,969)	$69,695	$(2,389)	$635,297	$(19,358)
Mortgage and asset-backed securities	420,979	(4,728)	108,552	(4,527)	529,531	(9,255)
United States Government and agencies	227,997	(3,434)	24,722	(470)	252,719	(3,904)
State, municipal and other governments	49,116	(678)	856	(16)	49,972	(694)
Public utilities	58,468	(1,456)	7,380	(430)	65,848	(1,886)
Redeemable preferred stocks	3,341	(7)	—	—	3,341	(7)

Total fixed maturities	$1,325,503	$(27,272)	$211,205	$(7,832)	$1,536,708	$(35,104)

Included in the above table are 412 securities from 287 issuers at December 31, 2006 and 307 securities from 216 issuers at December 31, 2005. These increases are primarily due to the impact of increases in market interest rates. The following summarizes the details describing the more significant unrealized losses by investment category as of December 31, 2006.

Corporate securities: The unrealized losses on corporate securities totaled $22.8 million, or 47.2% of our total unrealized losses. The largest losses were in the financial services sector ($376.0 million carrying value and $9.4 million unrealized loss) and in the manufacturing sector ($177.1 million carrying value and $7.7 million unrealized loss). The largest unrealized losses in the financial services sector were in the depository institutions sector ($125.6 million carrying value and $3.3 million unrealized loss) and the holding and other insurance sector ($132.1 million carrying value and $2.9 million unrealized loss). The largest unrealized losses in the manufacturing sector were in the printing and publishing sector ($19.1 million carrying value and $1.7 million unrealized loss) and the paper and allied products sector ($34.8 million carrying value and $1.7 million unrealized loss). The unrealized losses in the paper and allied products sector and the printing and publishing sector were due to a rise in market interest rates and spread widening that was the result of weaker operating results. In addition, we believe there are concerns that these sectors may experience increased equity enhancing activity by management, such as common stock buybacks, which could be detrimental to credit quality. The unrealized losses in the financial services sector and the remaining

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    Investment Operations (Continued)

corporate sectors were caused primarily by a rise in market interest rates. Because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

Mortgage and asset-backed securities: The unrealized losses on mortgage and asset-backed securities totaled $13.2 million, or 27.4% of our total unrealized losses, and were caused primarily by increases in market interest rates. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on mortgages and other assets backing the securities. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

United States Government and agencies: The unrealized losses on U.S. Governments and agencies totaled $4.8 million, or 10.0% of our total unrealized losses, and were caused by increases in market interest rates. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on direct guarantees from the U.S. Government and by agencies of the U.S. Government. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

State municipal and other governments: The unrealized losses on state, municipal and other governments totaled $4.2 million, or 8.6% of our total unrealized losses, and were caused by increases in market interest rates. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on the taxing authority of a municipality or the revenues of a municipal project. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

Public utilities: The unrealized losses on public utilities totaled $3.2 million, or 6.5% of our total unrealized losses, and were caused primarily by an increase in market interest rates. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

We monitor the financial condition and operations of the issuers of securities rated below investment grade and of the issuers of certain investment grade securities on which we have concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, we review factors such as:

•	historical operating trends;

•	business prospects;

•	status of the industry in which the company operates;

•	analyst ratings on the issuer and sector;

•	quality of management;

•	size of the unrealized loss;

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    Investment Operations (Continued)

•	length of time the security has been in an unrealized loss position; and

•	our intent and ability to hold the security.

We also have $0.2 million of gross unrealized losses on equity securities with an estimated market value of $0.7 million at December 31, 2006 and $0.2 million of gross unrealized losses on equity securities with an estimated market value of $0.6 million at December 31, 2005. These equity securities have been in an unrealized loss position for more than one year.

Mortgage Loans on Real Estate

Our mortgage loan portfolio consists principally of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

We establish an allowance, consisting of specific reserves, for possible losses against our mortgage loan portfolio. There were no impaired loans (those loans in which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements) requiring a valuation allowance at December 31, 2006 and 2005. An analysis of the allowance provided in 2005 and 2004 is as follows:

	Year ended December 31,
	2005	2004
	(Dollars in thousands)
Balance at beginning of year	$3,500	$3,500
Realized losses	479	—
Sales	(3,979)	—

Balance at end of year	$—	$3,500

Investment Real Estate

We have provided an allowance for possible losses against our investment real estate. An analysis of this allowance, which consists of specific reserves, is as follows:

	Year ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Balance at beginning of year	$700	$618	$1,009
Realized losses	51	82	73
Sales	(751)	—	(464)

Balance at end of year	$—	$700	$618

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    Investment Operations (Continued)

Net Investment Income

Components of net investment income are as follows:

	Year ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Fixed maturities—available for sale	$245,593	$244,052	$228,309
Equity securities—available for sale	522	524	464
Mortgage loans on real estate	35,623	36,334	34,346
Investment real estate	435	1,212	2,510
Policy loans	9,137	9,314	9,358
Short-term investments, cash and cash equivalents	1,100	743	1,433
Prepayment fee income and other	5,436	7,094	2,445

	297,846	299,273	278,865
Less investment expenses	(6,204)	(6,418)	(8,665)

Net investment income	$291,642	$292,855	$270,200

Realized and Unrealized Gains and Losses

Realized gains, recorded as a component of income, and the change in unrealized appreciation/depreciation on investments and interest rate swaps, recorded as a component of the change in accumulated other comprehensive income, are summarized below:

	Year ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Realized—income
Fixed maturities—available for sale	$(1,558)	$2,850	$2,416
Equity securities—available for sale	13,492	433	(18)
Mortgage loans on real estate	—	(479)	—
Investment real estate	(19)	240	5,181
Securities and indebtedness of related parties	1,936	—	(85)
Notes receivable and other	—	—	(21)

Realized gains on investments	$13,851	$3,044	$7,473

Unrealized—accumulated other comprehensive income
Fixed maturities—available for sale	$(47,801)	$(92,766)	$10,568
Equity securities—available for sale	(13,416)	12,053	4,213
Interest rate swaps	(1,166)	2,282	967

Change in unrealized appreciation/depreciation of investments	$(62,383)	$(78,431)	$15,748

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    Investment Operations (Continued)

An analysis of sales, maturities and principal repayments of our fixed maturities portfolio is as follows:

	Amortized Cost	Gross Realized Gains	Gross Realized Losses	Proceeds
	(Dollars in thousands)
Year ended December 31, 2006
Scheduled principal repayments and calls—available for sale	$262,962	$—	$—	$262,962
Sales—available for sale	33,705	891	(118)	34,478

Total	$296,667	$891	$(118)	$297,440

Year ended December 31, 2005
Scheduled principal repayments and calls—available for sale	$427,415	$—	$—	$427,415
Sales—available for sale	134,020	6,194	(1,588)	138,626

Total	$561,435	$6,194	$(1,588)	$566,041

Year ended December 31, 2004
Scheduled principal repayments and calls—available for sale	$692,072	$—	$—	$692,072
Sales—available for sale	169,008	8,389	(352)	177,045

Total	$861,080	$8,389	$(352)	$869,117

In December 2005, we exchanged certain bonds with EquiTrust Life Insurance Company (EquiTrust Life). We received bonds from EquiTrust Life with a fair value of $44.1 million in exchange for bonds with a fair value of $42.7 million, accrued interest of $0.9 million and $0.5 million in cash. We realized a gain of $0.3 million on the transaction.

Realized losses on fixed maturities totaling $2.3 million in 2006, $2.1 million in 2005 and $6.1 million in 2004 were incurred as a result of writedowns for other-than-temporary impairment of fixed maturity securities.

Income taxes include a provision of $4.8 million in 2006, $1.1 million in 2005 and $2.6 million in 2004 for the tax effect of realized gains and losses.

Variable Interest Entities

We have investments in several variable interest entities for which we are not considered the primary beneficiary. These investments consist of common and preferred stock investments in a company that operates in the broker/ dealer industry and certain mezzanine commercial real estate loans on real estate properties. The broker/dealer had revenues totaling $51.9 million for 2006 and $49.7 million for 2005 and $43.9 million for 2004. There was one real estate project in 2006, three in 2005 and four real estate projects in 2004. Each real estate project has assets totaling less than $5.0 million at December 31, 2006 and less than $17.0 million at December 31, 2005 and December 31, 2004. Our investments in these entities were made during the period from 2002 to 2005. Our maximum exposure to loss is the carrying value of our investments, which totaled $5.5 million at December 31, 2006 and $5.0 million at December 31, 2005 for the broker/dealer and $0.8 million at December 31, 2006 and $4.3 million at December 31, 2005 for the mezzanine commercial real estate loans.

Other

We have a common stock investment in American Equity Investment Life Holding Company (AEL), valued at $39.4 million at December 31, 2006 and $72.0 million at December 31, 2005. American Equity underwrites and

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    Investment Operations (Continued)

markets life insurance and annuity products throughout the United States. During 2006, we sold 2,500,000 shares of AEL and realized a gain of $13.5 million.

We paid dividends to FBL Financial Group, Inc. of $94.9 million in 2006 and $39.2 million in 2005. The 2006 dividend included fixed maturity securities and accrued interest with a market value of $33.6 million and cash of $61.3 million. The 2005 dividend included fixed maturity securities and accrued interest with a market value of $19.3 million and cash of $19.9 million.

During 2006, we sold our equity investment in Western Agricultural Insurance Company, an affiliate, at its fair market value of $7.9 million, to Farm Bureau Mutual Insurance Company (Farm Bureau Mutual), another affiliate. A realized gain of $1.9 million was recognized on this transaction. During 2004, we also sold certain investment real estate properties to Farm Bureau Mutual at their fair market value of $20.0 million and realized a gain of $5.3 million from these transactions.

At December 31, 2006, affidavits of deposits covering investments with a carrying value totaling $4,284.4 million were on deposit with state agencies to meet regulatory requirements. Also, fixed maturity securities with a carrying value of $47.3 million were on deposit with the Federal Home Loan Bank as collateral for our funding agreement.

At December 31, 2006, we had committed to provide additional funding for mortgage loans on real estate aggregating $5.0 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

We paid cash collateral for derivative transactions totaling $3.9 million at December 31, 2006. We held cash collateral totaling $1.9 million at December 31, 2005 that was invested and included in the consolidated balance sheets. Corresponding amounts are included in other assets or other liabilities for the collateral receivable from/payable to counterparties.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2006 include real estate, fixed maturities, equity securities and other long-term investments totaling $2.9 million.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder’s equity at December 31, 2006.

3.    Derivative Instruments

We have entered into six interest rate swaps to manage interest rate risk associated with a portion of our flexible premium deferred annuity contracts. Under the interest rate swaps, we pay a fixed rate of interest and receive a floating rate of interest on a notional amount totaling $300.0 million. These interest rate swaps effectively fix the interest crediting rate on a portion of our flexible premium deferred annuity contract liabilities thereby hedging our exposure to increases in market interest rates. Interest sensitive product benefits decreased $3.7 million in 2006, decreased $1.0 million in 2005 and increased $1.6 million in 2004 as a result of the net interest settlements on the interest rate swaps.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    Derivative Instruments (Continued)

Details regarding the swaps are as follows (dollars in thousands):

				Carrying and Fair Value at December 31,
Maturity Date	Notional Amount	Receive Rate	Pay Rate	2006	2005
5/1/2006	$50,000	1 month LIBOR*	2.545%	$—	$313
4/1/2008	50,000	3 month LIBOR*	3.865	860	1,063
7/1/2008	50,000	1 month LIBOR*	2.579	1,900	2,175
7/1/2008	50,000	1 month LIBOR*	2.465	1,978	2,333
1/1/2010	50,000	1 month LIBOR*	4.858	343	11
12/1/2010	50,000	1 month LIBOR*	5.040	97	(371)
6/1/2011	50,000	1 month LIBOR*	5.519	(820)	—

				$4,358	$5,524

*	London Interbank Offered Rate

We formally document hedging relationships, including identification of the interest rate swaps as the hedging instruments and interest credited to the related flexible premium deferred annuity contract liabilities as the hedged transactions. We also document our risk management objectives and strategies for undertaking these transactions. There was no ineffectiveness recorded in the consolidated statements of income during 2006, 2005 or 2004. See Note 1, “Significant Accounting Policies—Accounting Changes,” for changes in accounting for our interest rate swaps when we are required to undesignated those hedging relationships in 2007.

During the fourth quarter of 2005, our exclusive agency force began selling index annuities. Index annuities guarantee the return of principal to the contract holder and credit amounts based on a percentage of the gain in a specified market index. Most of the premium received is invested in investment grade fixed income securities and a portion of the premium received from the contract holder is used to purchase derivatives consisting of one-year call options on the S&P 500 Index to fund the index credits due to the index annuity contract holders. On the respective anniversary dates of the index annuity contracts, the market index used to compute the index credits is reset and new one-year call options are purchased to fund the next index credit. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Therefore, the change in fair value of the options is recognized in earnings in the period of change. The cost of the options can be managed through the terms of the index annuities, which permit changes to participation rates, asset fees and/or caps, subject to guaranteed minimums. We held call options relating to this business with a fair value of $0.3 million at December 31, 2006 and $0.1 million at December 31, 2005. Derivative income (loss) includes ($0.1) million for 2006 and less than ($0.1) million for 2005 relating to call option proceeds and changes in fair value.

The reserve for index annuity contracts includes a series of embedded derivatives that represent the contract holder’s right to participate in index returns over the expected lives of the applicable contracts. The reserve includes the value of the embedded forward options despite the fact that call options are not purchased for a period longer than the period of time to the next index reset date. The change in the value of this embedded derivative is included in interest sensitive and index product benefits in the consolidated statements of income and totaled $0.3 million for 2006 and less than ($0.1) million for 2005.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    Fair Values of Financial Instruments

Statement No. 107, “Disclosures About Fair Value of Financial Instruments,” requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.

Fixed maturity securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bond yields.

Equity securities: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

Mortgage loans on real estate: Fair values are estimated by discounting expected cash flows using interest rates based on a spread above the U.S. Treasury curve. These spreads are based on overall performance of the commercial real estate market and the average life and historical performance of the loans in our portfolio.

Derivative instruments: Fair values for call options and interest rate swaps are based on quoted market prices.

Policy loans: Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve.

Cash and short-term investments and other long-term investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

Securities and indebtedness of related parties: For equity securities that are not actively traded, estimated fair values are based on values of comparable issues. As allowed by Statement No. 107, fair values are not assigned to investments accounted for using the equity method.

Assets held in separate accounts: Separate account assets are reported at estimated fair value in our consolidated balance sheets.

Future policy benefits and other policyholders’ funds: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities, deposit administration funds, funding agreements and supplementary contracts) are estimated using one of two methods. For contracts with known maturities, fair value is determined using discounted cash flow analyses based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For contracts without known maturities, fair value is cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

Other liabilities: Fair values for interest rate swaps are based on quoted market prices. We are not required to estimate fair value for the remainder of the other liabilities balance.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    Fair Values of Financial Instruments (Continued)

Liabilities related to separate accounts: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

	December 31,
	2006		2005
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(Dollars in thousands)
Assets
Fixed maturities—available for sale	$3,885,025	$3,885,025	$3,884,151	$3,884,151
Equity securities—available for sale	48,682	48,682	81,075	81,075
Mortgage loans on real estate	528,917	546,086	537,122	543,030
Derivative instruments	5,526	5,526	5,961	5,961
Policy loans	159,370	181,274	156,037	171,049
Other long-term investments	1,300	1,300	1,300	1,300
Cash and short-term investments	21,330	21,330	54,888	54,888
Securities and indebtedness of related parties	23,791	23,791	32,057	32,057
Assets held in separate accounts	666,739	666,739	554,811	554,811

Liabilities
Future policy benefits	$1,903,933	$1,862,431	$1,903,682	$1,861,239
Other policyholders’ funds	539,088	564,469	537,413	556,369
Other liabilities	820	820	371	371
Liabilities related to separate accounts	666,739	648,417	554,811	540,159

5.    Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $1.0 million of coverage per individual life. New sales of certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance. Life insurance in force ceded totaled $7,798.0 million (20.6% of direct life insurance in force) at December 31, 2006 and $6,858.6 million (19.4% of direct life insurance in force) at December 31, 2005.

We participate in a reinsurance pool with various unaffiliated life insurance companies to mitigate the impact of a catastrophic event on our financial position and results of operations. Members of the pool share in the eligible catastrophic losses based on their size and contribution to the pool. Under the pool arrangement, we will be able to cede approximately 60% of catastrophic losses after other reinsurance and a deductible of $0.8 million. Pool losses are capped at $11.7 million per event and the maximum loss we could incur as a result of losses assumed from other pool members is $4.2 million per event.

In total, insurance premiums and product charges have been reduced by $29.7 million in 2006, $29.4 million in 2005 and $28.8 million in 2004 and insurance benefits have been reduced by $19.8 million in 2006, $15.5 million in 2005 and $14.7 million in 2004 as a result of cession agreements.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.    Reinsurance and Policy Provisions (Continued)

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

We assume certain life insurance business from EquiTrust Life. Under this agreement, life insurance inforce assumed totaled $142.0 million (0.4% of total life insurance in force) at December 31, 2006 and $129.3 million (0.5% of total life insurance in force) at December 31, 2005. In total, premiums and product charges assumed totaled $0.1 million in 2006 and 2005 and $0.2 million in 2004. Insurance benefits assumed totaled $1.2 million in 2006. We did not assume any benefits in 2005 and 2004.

Policy Provisions

An analysis of the value of insurance in force acquired is as follows:

	Year ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Excluding impact of net unrealized investment gains and losses:
Balance at beginning of year	$49,118	$51,979	$54,300
Accretion of interest during the year	6,186	2,218	2,407
Amortization of asset	(9,644)	(5,079)	(4,728)

Balance prior to impact of net unrealized investment gains and losses	45,660	49,118	51,979
Impact of net unrealized investment gains and losses	(2,819)	(2,552)	(6,140)

Balance at end of year	$42,841	$46,566	$45,839

Net amortization of the value of insurance in force acquired, based on expected future gross profits/margins, for the next five years and thereafter is expected to be as follows: 2007—$2.7 million; 2008—$2.7 million; 2009—$2.7 million; 2010—$2.7 million; 2011—$2.6 million; and thereafter, through 2030—$32.3 million.

Certain variable annuity and variable universal life contracts in our separate accounts have minimum interest guarantees on funds deposited in our general account and guaranteed minimum death benefits (GMDBs) on our variable annuities. In addition, we have certain variable annuity contracts that have an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon death of the contract holder. Information regarding our GMDBs and IDBs by type of guarantee and related separate account balance and net amount at risk (amount by which GMDB or IDB exceeds account value) is as follows:

	December 31, 2006		December 31, 2005
Type of Guarantee	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk
	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$240,726	$1,903	$206,486	$3,966
Return the greater of highest anniversary value or net deposits	167,348	104	122,764	188
Incremental death benefit	224,312	23,124	204,939	16,584

Total		$25,131		$20,738

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.    Reinsurance and Policy Provisions (Continued)

The separate account assets are principally comprised of stock and bond mutual funds. The reserve for GMDBs and IDBs, determined using scenario-based modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $0.9 million at December 31, 2006 and $0.8 million at December 31, 2005. The weighted average age of the contract holders with a GMDB or IDB rider was 59 years at December 31, 2006 and 58 years at December 31, 2005.

Incurred benefits for GMDBs and IDBs totaled $0.1 million for 2006, $0.6 million for 2005 and ($0.2) million for 2004. Paid benefits for GMDBs and IDBs totaled less than $0.1 million for 2006, 2005 and 2004.

6.    Income Taxes

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

Income tax expenses (credits) are included in the consolidated financial statements as follows:

	Year ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Taxes provided in consolidated statements of income on:
Income before minority interest in earnings of subsidiaries and equity income:
Current	$27,784	$20,963	$20,200
Deferred	5,972	9,843	708

	33,756	30,806	20,908
Equity income—current	612	656	752
Taxes provided in consolidated statement of changes in stockholder’s equity:
Change in net unrealized investment gains/losses—deferred	(23,042)	(23,228)	5,185
Adjustment resulting from capital transaction of equity investee—deferred	(31)	—	8
Adjustment to record underfunded status of other post-retirement benefit plans—deferred	(112)	—	—

	(23,185)	(23,228)	5,193

	$11,181	$8,234	$26,853

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6.    Income Taxes (Continued)

The effective tax rate on income before income taxes, minority interest in earnings of subsidiaries and equity income is different from the prevailing federal income tax rate as follows:

	Year ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Income before income taxes, minority interest in earnings of subsidiaries and equity income	$103,933	$94,423	$75,313

Income tax at federal statutory rate (35%)	$36,377	$33,048	$26,360
Tax effect (decrease) of:
Reversal of tax accruals no longer necessary based on events and analysis performed during the year	(525)	(525)	(4,502)
Tax-exempt dividend and interest income	(1,724)	(1,370)	(1,026)
Gain on dividend of home office properties	(369)	(369)	(369)
State income taxes	27	119	91
Other items	(30)	(97)	354

Income tax expense	$33,756	$30,806	$20,908

The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

	December 31,
	2006	2005
	(Dollars in thousands)
Deferred income tax liabilities:
Fixed maturity and equity securities	$24,018	$47,341
Deferred policy acquisition costs	109,435	102,297
Value of insurance in force acquired	14,994	16,298
Property and equipment	2,976	2,114
Other	1,473	3,791

	152,896	171,841
Deferred income tax assets:
Future policy benefits	(48,513)	(49,242)
Accrued dividends	(3,900)	(3,864)
Accrued benefit and compensation costs	(5,029)	(6,654)
Other	(2,411)	(1,825)

	(59,853)	(61,585)

Deferred income tax liability	$93,043	$110,256

7.    Credit Arrangements

EquiTrust Life and Farm Bureau Mutual have each extended lines of credit to us in the amount of $10.0 million. Any borrowings are due within 30 days and interest on these agreements is charged at a variable rate equal to the one month LIBOR. There were no outstanding borrowings on these lines of credit at December 31, 2006 or 2005.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    Credit Arrangements (Continued)

FBL Financial Group, Inc. has extended a line of credit to us in the amount of $75.0 million. Interest on any borrowings under this arrangement is charged at a rate equal to the prime rate of a national bank. No borrowings have been made on this line of credit.

8.    Retirement Plans

We participate with several affiliates and an unaffiliated organization in various multiemployer defined benefit plans. These plans cover substantially all our employees and the employees of the other participating companies who have attained age 21 and one year of service. Benefits are based on years of service and the employee’s compensation. One of these plans provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $3.9 million in 2006 and $5.6 million in 2005 and $4.4 million in 2004.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee’s contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee’s contributions between 2% and 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Expense related to the plan totaled $0.5 million in 2006 and $0.6 million in 2005 and 2004.

We have established deferred compensation plans for certain key current and former employees and have certain other benefit plans, which provide for retirement and other benefits. Liabilities for these plans are accrued as the related benefits are earned.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retirees who have worked full-time for ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. We also have two single employer plans that provide health and medical benefits to retirees. See Note 1, “Significant Accounting Policies – Accounting Changes” for additional details regarding the impact of adopting Statement No. 158 for these plans. Postretirement benefit expense totaled $0.1 million for 2006, 2005 and 2004.

9.    Management and Other Agreements

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF), Kansas Farm Bureau (through December 2005) and their affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs. The IFBF and Kansas Farm Bureau are both stockholders of FBL Financial Group, Inc. with the IFBF being FBL Financial Group, Inc.’s majority owner.

We leased office space from Farm Bureau Mutual through December 2005. Related lease expense totaled $0.7 million in 2005 and 2004.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.    Management and Other Agreements (Continued)

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administrative and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $1.8 million in 2006, $2.0 million in 2005 and $2.3 million in 2004.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $3.2 million during 2006 and $3.1 million during 2005 and 2004 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $5.0 million during 2006 and 2005 and $4.8 million during 2004 related to these services.

We have marketing agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Mutual and another affiliate. Under the marketing agreements, the property-casualty companies are responsible for development and management of our agency force for a fee. We incurred expenses totaling $7.2 million in 2006 and $7.3 million in 2005 and 2004 relating to these arrangements.

We are licensed by the IFBF to use the “Farm Bureau” and “FB” designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.4 million in 2006, 2005 and 2004. We have similar arrangements with the Kansas Farm Bureau and other state Farm Bureau organizations in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF totaled $1.2 million in 2006 and $1.1 million in 2005 and 2004.

10.    Commitments and Contingencies

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2006, management is not aware of any claims for which a material loss is reasonably possible. See Note 1, “Significant Accounting Policies—Recognition of Premium Revenue and Costs” for disclosure of a gain contingency relating to a lawsuit.

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2006 is as follows: 2007—$1.7 million; 2008—$1.8 million; 2009—$1.9 million; 2010—$1.9 million, 2011—$1.9 million and thereafter, through 2013—$2.3 million. Rent expense for the lease totaled $1.8 million in 2006, $2.0 million in 2005 and $2.1 million in 2004. These amounts are net of $1.1 million in 2006, 2005 and 2004 in amortization of a deferred gain on the transfer of the home office properties. The remaining unamortized deferred gain totaled $6.6 million at December 31, 2006 and $7.6 million at December 31, 2005.

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.    Commitments and Contingencies (Continued)

We have extended a line of credit in the amount of $40.0 million to FBL Leasing Services, Inc. Interest on this agreement is charged at a variable rate equal to the LIBOR plus 0.10% (5.45%) at December 31, 2006 and LIBOR plus 0.13% (4.49%) at December 31, 2005. There was $23.8 million outstanding on the line of credit at December 31, 2006 and $25.8 million at December 31, 2005. Interest income on the line of credit totaled $1.3 million during 2006, $0.9 million during 2005 and $0.4 million during 2004.

We have extended a line of credit in the amount of $10.0 million to EquiTrust Life. Any borrowings are due within 30 days and interest on this agreement is charged at a variable rate equal to the one month LIBOR. There were no borrowings outstanding on the line of credit at December 31, 2006 or 2005.

We have guaranteed that we will maintain a minimum statutory capitalization level for EquiTrust Life, sufficient to maintain a favorable risk based capital ratio.

11.    Statutory Information

Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is classified as available-for-sale and carried at fair value rather than generally being carried at amortized cost; (b) changes in the fair value of call options are recorded as a component of derivative income rather than, prior to 2006, directly to surplus; (c) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (d) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (e) future policy benefit reserves for certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (f) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (g) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (h) certain deferred income tax assets, agents’ balances and certain other assets designated as “non-admitted assets” for statutory purposes are reported as assets rather than being charged to surplus; (i) revenues for interest sensitive, indexed and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (j) pension income or expense is recognized for all employees in accordance with Statement No. 87, “Employers’ Accounting for Pensions,” rather than for vested employees only; (k) the financial statements of subsidiaries are consolidated rather than being accounted for under the equity method; and (l) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income, not including subsidiaries, as determined in accordance with statutory accounting practices, was $49.3 million in 2006, $46.0 million in 2005 and $38.1 million in 2004. Our total statutory capital and surplus was $335.3 million at December 31, 2006 and $395.9 million at December 31, 2005.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa Insurance Commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. In addition, under the Iowa Insurance Holding Company Act, we may not pay an “extraordinary” dividend without prior notice to and approval by the Iowa Insurance Commissioner. An “extraordinary” dividend is defined under the Iowa Insurance Holding Company Act as any dividend or distribution of cash or other property whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders’ surplus (total statutory capital stock and statutory surplus) as of December 31 of

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.    Statutory Information (Continued)

the preceding year, or (ii) the statutory net gain from operations of the insurer for the 12-month period ending December 31 of the preceding year. During 2007, the maximum amount legally available for distribution that we could pay to our parent company without further regulatory approval is $38.3 million, which is not available until December 2007 due to the timing and amount of dividend payments made during 2006.

12.    Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into three product segments. The product segments are: (1) Traditional Annuity – Exclusive Distribution (“Exclusive Annuity”), (2) Traditional and Universal Life Insurance and (3) Variable. We also have various support operations and corporate capital that are aggregated into a Corporate and Other segment.

The Exclusive Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution. Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. Beginning in the fourth quarter of 2005, the Exclusive Annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists primarily of accident and health insurance products (primarily long-term disability income insurance) and corporate items that do not meet the quantitative threshold for separate segment reporting.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are generally reported net of any transactions between the segments. Operating income (loss) represents net income excluding the impact of (1) realized and unrealized gains and losses on investments, (2) changes in net unrealized gains and losses on derivatives and (3) for 2006, a lawsuit settlement. The impact of realized and unrealized gains and losses on investments and unrealized gains and losses on derivatives also includes adjustments for that portion of amortization of deferred policy acquisition costs, deferred sales inducements, unearned revenue reserve and value of insurance in force acquired attributable to such gains or losses.

We use operating income, in addition to net income, to measure our performance since realized and unrealized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from period to period, and the lawsuit settlement in 2006 is a nonrecurring item. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income. Specifically, call options relating to our index business

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.    Segment Information (Continued)

are one-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force. For our other embedded derivatives in the product segments, the embedded derivatives are marked to market, but the associated insurance liabilities are not marked to market. A view of our operating performance without the impact of these mismatches enhances the analysis of our results. We use operating income for goal setting, determining company-wide bonuses and evaluating performance on a basis comparable to that used by many in the investment community.

Financial information concerning our operating segments is as follows:

	Year ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Operating revenues:
Traditional Annuity—Exclusive Distribution	$146,180	$146,488	$134,768
Traditional and Universal Life Insurance	296,412	290,025	283,052
Variable	53,868	51,486	48,173
Corporate and Other	7,837	8,942	3,184

	504,297	496,941	469,177
Realized gains on investments (A)	13,850	3,036	7,427
Change in net unrealized gains/losses on derivatives (A)	65	(88)	295

Consolidated revenues	$518,212	$499,889	$476,899

Net investment income:
Traditional Annuity—Exclusive Distribution	$145,256	$145,672	$134,014
Traditional and Universal Life Insurance	126,841	125,699	122,014
Variable	13,595	13,896	12,848
Corporate and Other	5,950	7,588	1,324

Consolidated net investment income	$291,642	$292,855	$270,200

Depreciation and amortization:
Traditional Annuity—Exclusive Distribution	$7,738	$10,578	$6,160
Traditional and Universal Life Insurance	10,688	13,403	14,748
Variable	6,729	4,793	7,388
Corporate and Other	171	274	1,110

	25,326	29,048	29,406
Realized gains (losses) on investments, net (A)	(220)	208	484
Change in net unrealized gains/losses on derivatives (A)	(10)	—	9

Consolidated depreciation and amortization	$25,096	$29,256	$29,899

Pre-tax operating income (loss):
Traditional Annuity—Exclusive Distribution	$34,405	$33,098	$25,796
Traditional and Universal Life Insurance	49,808	48,841	44,533
Variable	5,498	3,775	1,085
Corporate and Other	6,964	7,798	(1,203)

	96,675	93,512	70,211
Income taxes on operating income	(31,215)	(30,499)	(19,132)
Realized gains on investments, net (A)	9,145	1,838	4,513
Change in net unrealized gains/losses on derivatives (A)	(120)	(49)	187
Lawsuit settlement	(3,172)	—	—

Consolidated net income	$71,313	$64,802	$55,779

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.    Segment Information (Continued)

	Year ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Assets:
Traditional Annuity—Exclusive Distribution	$2,482,447	$2,464,953	$2,308,362
Traditional and Universal Life	2,255,258	2,210,367	2,203,735
Variable	1,012,659	903,664	817,613
Corporate and Other	234,317	287,915	240,928

	5,984,681	5,866,899	5,570,638
Unrealized gains on investments, net (A)	48,271	114,020	179,730
Other classification adjustments	(32,972)	(60,458)	(4,961)

Consolidated assets	$5,999,980	$5,920,461	$5,745,407

(A)	Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and income taxes attributable to gains and losses on investments and derivatives.

Beginning in 2005, we changed the allocation of capital among our segments to be consistent with a change in how we manage capital at the segment level. This change, coupled with a refinement in the allocation of accrued investment income and certain other assets and liabilities among the segments, resulted in an increase (decrease) in investments in our segments as of January 1, 2005 as follows: Exclusive Annuity—$41.9 million; Traditional and Universal Life Insurance—($61.8) million; Variable—($11.7) million and Corporate and Other—$18.7 million. Accordingly, operating revenues and pre-tax operating income (loss) by segment for 2005 are impacted by the income on the investments transferred. An estimate of the impact of this asset transfer on operating revenues and pre-tax operating income (loss) for 2005 is as follows: Exclusive Annuity—$2.7 million; Traditional and Universal Life Insurance—($4.0) million; Variable—($0.8) million and Corporate and Other—$1.2 million.

Also beginning in 2005, we changed the method in which indirect expenses (those expenses for which we do not have a reliable basis such as time studies for allocating the costs) are allocated among the segments from a pro rata method based on allocated capital to a pro rata method based on direct expenses. The change in allocating indirect expenses was made in conjunction with our change in allocating capital to better reflect the effort and resources required to operate the separate segments. The exact impact of this change is not determinable as it was not practicable to calculate required capital under both the new and old capital allocation methodologies during 2005. The most significant impact of this change was to shift approximately $3.3 million in the year ended December 31, 2005 of other underwriting expenses from the Corporate and Other segment to the Traditional and Universal Life Insurance segment. The impact on the Exclusive Annuity and Variable segments is not believed to be significant with slight changes in other underwriting expenses resulting from this change.

Depreciation and amortization related to property, plant and equipment are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the Corporate and Other segment.

Our investment in equity method investees and the related equity income are attributable to the Corporate and Other segment. Interest expense and expenditures for long-lived assets were not significant during the periods presented above. Goodwill at December 31, 2006 and 2005 is allocated among the segments as follows: Exclusive Annuity ($3.8 million) and Traditional and Universal Life Insurance ($6.1 million).

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.    Segment Information (Continued)

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting, totaled $440.9 million in 2006, $473.7 million in 2005 and $501.3 million in 2004. Our total life and annuity collected premiums are concentrated in the following states: Iowa (2006—30%, 2005—29%, 2004—30%), Kansas (2006—17%, 2005—20%, 2004—21%) and Oklahoma (2006—8%, 2005—8%, 2004—8%).

APPENDIX A

Illustrations of Death Benefits and Cash Values

The following tables illustrate how the death benefits, Cash Values and Surrender Values of a representative Policyowner may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 6% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy will be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.

The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.79% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year (after contractual or voluntary fee waivers or reimbursements). The fees and expenses of each Investment Option vary, and in 2006 the total fees and expenses ranged from an annual rate of 0.10% to an annual rate of 1.26% of average daily net assets. For information on Investment Option expenses, see “SUMMARY OF THE POLICY” and the prospectuses for the Investment Options.

The tables reflect deduction of the premium expense charge, the monthly Policy expense charge, the first-year monthly administrative charge, the first-year monthly expense charge, the daily charge for the Company’s assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The Surrender Values illustrated in the tables also reflect deduction of applicable surrender charges.

Applying the charges and the average Investment Option fees and expenses of 0.79% of average net assets, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of return of (1.69)%, 4.31% and 10.31%, respectively.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Cash Values illustrated. (See “FEDERAL TAX MATTERS.”)

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial surrenders or transfers have been made.

For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

* * *

Upon request, the Company will provide a comparable illustration based upon the proposed Insured’s age, sex and underwriting class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

MALE AGE 35 AT LAST BIRTHDAY

DEATH BENEFIT OPTION B

INITIAL SPECIFIED AMOUNT $100,000—ANNUAL PREMIUM OF $803 NON-TOBACCO PREMIUM CLASS

		Assuming 0% Hypothetical Gross Return, Guaranteed Maximum Cost of Insurance Charges, and Guaranteed Maximum Expense Charges			Assuming 0% Hypothetical Gross Return, Non-Guaranteed Current Cost of Insurance Charges, and Non-Guaranteed Current Expense Charges

End of Policy Year	Premiums Accumulated at 5% Per Year	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit
1	$843	$295	$289	$100,000	$362	$355	$100,000
2	1,728	815	799	100,000	951	932	100,000
3	2,658	1,317	1,292	100,000	1,523	1,498	100,000
4	3,634	1,800	1,775	100,000	2,080	2,055	100,000
5	4,659	2,261	2,236	100,000	2,620	2,595	100,000
6	5,735	2,702	2,677	100,000	3,142	3,117	100,000
7	6,865	3,119	3,094	100,000	3,645	3,620	100,000
8	8,051	3,513	3,488	100,000	4,131	4,106	100,000
9	9,297	3,887	3,862	100,000	4,598	4,573	100,000
10	10,605	4,230	4,205	100,000	5,045	5,020	100,000
15	18,194	5,493	5,468	100,000	6,919	6,894	100,000
20	27,880	5,757	5,732	100,000	8,022	7,997	100,000
25	40,241	4,336	4,311	100,000	7,998	7,973	100,000
30	56,018	72	70	100,000	6,310	6,285	100,000
35	76,154	*	*	*	2,116	2,091	100,000
40	*	*	*	*	*	*	*
45	*	*	*	*	*	*	*
50	*	*	*	*	*	*	*
55	*	*	*	*	*	*	*
60	*	*	*	*	*	*	*
Age 65	56,018	72	70	100,000	6,310	6,285	100,000
Age 70	76,154	*	*	*	2,116	2,091	100,000
Age 95	*	*	*	*	*	*	*

*	In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (1.69)%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

MALE AGE 35 AT LAST BIRTHDAY

DEATH BENEFIT OPTION B

INITIAL SPECIFIED AMOUNT $100,000—ANNUAL PREMIUM OF $803 NON-TOBACCO PREMIUM CLASS

		Assuming 6% Hypothetical Gross Return, Guaranteed Maximum Cost of Insurance Charges, and Guaranteed Maximum Expense Charges			Assuming 6% Hypothetical Gross Return, Non-Guaranteed Current Cost of Insurance Charges, and Non-Guaranteed Current Expense Charges

End of Policy Year	Premiums Accumulated at 5% Per Year	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit
1	$843	$325	$319	$100,000	$394	$387	$100,000
2	1,728	903	885	100,000	1,047	1,026	100,000
3	2,658	1,495	1,470	100,000	1,721	1,696	100,000
4	3,634	2,102	2,077	100,000	2,417	2,392	100,000
5	4,659	2,723	2,698	100,000	3,137	3,112	100,000
6	5,735	3,357	3,332	100,000	3,878	3,853	100,000
7	6,865	4,002	3,977	100,000	4,643	4,618	100,000
8	8,051	4,659	4,634	100,000	5,431	5,406	100,000
9	9,297	5,332	5,307	100,000	6,242	6,217	100,000
10	10,605	6,010	5,985	100,000	7,077	7,052	100,000
15	18,194	9,488	9,463	100,000	11,573	11,548	100,000
20	27,880	12,874	12,849	100,000	16,508	16,483	100,000
25	40,241	15,444	15,419	100,000	21,653	21,628	100,000
30	56,018	15,912	15,887	100,000	26,639	26,614	100,000
35	76,154	11,392	11,367	100,000	30,914	30,889	100,000
40	101,852	*	*	*	33,395	33,370	100,000
45	134,651	*	*	*	31,928	31,903	100,000
50	176,512	*	*	*	22,710	22,685	100,000
55	*	*	*	*	*	*	*
60	*	*	*	*	*	*	*
Age 65	56,018	15,912	15,887	100,000	26,639	26,614	100,000
Age 70	76,154	*	*	*	30,914	30,889	100,000
Age 95	*	*	*	*	*	*	*

*	In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 6%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 6% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 4.31%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

MALE AGE 35 AT LAST BIRTHDAY

DEATH BENEFIT OPTION B

INITIAL SPECIFIED AMOUNT $100,000—ANNUAL PREMIUM OF $803

NON-TOBACCO PREMIUM CLASS

		Assuming 12% Hypothetical Gross Return, Guaranteed Maximum Cost of Insurance Charges, and Guaranteed Maximum Expense Charges			Assuming 12% Hypothetical Gross Return, Non-Guaranteed Current Cost of Insurance Charges, and Non-Guaranteed Current Expense Charges

End of Policy Year	Premiums Accumulated at 5% Per Year	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit
1	$843	$356	$349	$100,000	$427	$419	$100,000
2	1,728	994	974	100,000	1,147	1,124	100,000
3	2,658	1,688	1,663	100,000	1,935	1,910	100,000
4	3,634	2,443	2,418	100,000	2,797	2,772	100,000
5	4,659	3,263	3,238	100,000	3,741	3,716	100,000
6	5,735	4,155	4,130	100,000	4,773	4,748	100,000
7	6,865	5,122	5,097	100,000	5,903	5,878	100,000
8	8,051	6,174	6,149	100,000	7,141	7,116	100,000
9	9,297	7,323	7,298	100,000	8,497	8,472	100,000
10	10,605	8,568	8,543	100,000	9,982	9,957	100,000
15	18,194	16,652	16,627	100,000	19,816	19,791	100,000
20	27,880	29,120	29,095	100,000	35,407	35,382	100,000
25	40,241	48,657	48,632	100,000	60,563	60,538	100,000
30	56,018	80,703	80,678	100,000	102,112	102,087	124,576
35	76,154	133,536	133,511	154,901	169,288	169,263	196,375
40	101,852	217,928	217,903	233,183	277,819	277,794	297,267
45	134,651	354,356	354,331	372,073	454,469	454,444	477,192
50	176,512	567,133	567,108	595,489	737,390	737,365	774,259
55	229,938	890,442	890,417	934,964	1,187,136	1,187,111	1,246,493
60	298,124	1,406,219	1,406,194	1,420,281	1,916,175	1,916,150	1,935,337
Age 65	56,018	80,703	80,678	100,000	102,112	102,087	124,576
Age 70	76,154	133,536	133,511	154,901	169,288	169,263	196,375
Age 95	298,124	1,406,219	1,406,194	1,420,281	1,916,175	1,916,150	1,935,337

*	In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.31%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

APPENDIX B

Death Benefit Options

Option A Example.  For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Cash Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Cash Value of $40,000 will provide a death benefit of $100,000 ($ 40,000 x 2.50); a Cash Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Cash Value multiplied by the specified amount factor is less than the Specified Amount plus the Cash Value, then the death benefit will be the current Specified Amount plus Cash Value of the Policy.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Cash Value plus $50,000 unless the Cash Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Cash Value would change the death benefit by $1.85 (rather than $2.50).

Option B Example.  For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Cash Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Cash Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Cash Value of $40,000 will provide a death benefit of $100,000 ($ 40,000 x 2.50); a Cash Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Cash Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Cash Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Cash Value would change the life insurance proceeds by $1.85 (rather than $2.50).

B-1

Attained Age	Specified Amount Factor
40 or younger	2.50
41	2.43
42	2.36
43	2.29
44	2.22
45	2.15
46	2.09
47	2.03
48	1.97
49	1.91
50	1.85
51	1.78
52	1.71
53	1.64
54	1.57
55	1.50
56	1.46
57	1.42
58	1.38
59	1.34
60	1.30
61	1.28
62	1.26
63	1.24
64	1.22
65	1.20
66	1.19
67	1.18
68	1.17
69	1.16
70	1.15
71	1.13
72	1.11
73	1.09
74	1.07
75 to 90	1.05
91	1.04
92	1.03
93	1.02
94	1.01
95 or older	1.00

B-2

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article XII of the Company’s By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its factor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, offer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(f)(2)(A)

The Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.

The Prospectus consisting of 159 pages.

The undertaking to file reports.

The undertaking pursuant to Rule 484.

Representation pursuant to Section 26(f)(2)(A).

The signatures.

Written consents of the following persons:

Stephen M. Morain, Esquire

Sutherland Asbill & Brennan LLP

Ernst & Young LLP, Independent Registered Public Accounting Firm

Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President

The following exhibits:

1.A.	1.	Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(5)

	2.	None.

	3.	(a) Underwriting Agreement.(8)

(b) Career Agent’s Contract.(8)

(c) Commission Schedules. (See Exhibit 3(b)(I) above.)(8)

(d) Paying Agent Agreement(8)

	4.	None.

	5.	(a) Form of Policy.(1)

(b) State variation of Form of Policy.(1)

(c) Form of Application.(1)

(d) Revised Policy Form.(2)

(e) 1995 Revised Policy Form.(3)

(f) Accelerated Death Benefit Rider.(3)

(g) 1996 Revised Policy Form(4)

(h) 1996 Revised Application Form(4)

(i) Death Benefit Guarantee Rider(7)

	6.	(a) Certificate of Incorporation of the Company.(5)

(b) By-Laws of the Company.(5)

	7.	(a) Reinsurance Agreement between Farm Bureau Life Insurance Company and Hanover Life Reassurance Company of America.(10)

(b) Reinsurance Agreement between Farm Bureau Life Insurance Company and Business Men’s Assurance Company of America.(10)

(c) Reinsurance Agreement between Farm Bureau Life Insurance Company and The Lincoln National Life Insurance Company.(10)

	8.	None.

	9.	(a) Participation Agreement relating to Equitrust Variable Insurance Series Fund.(5)

(a)(1) Amendment to Participation Agreement.(13)

(b) Participation Agreement relating to Fidelity Variable Insurance Products Fund.(6)

(b)(1) Amended Schedule to Participation Agreement.(9)

(b)(2) Shareholder Information Agreement (Rule 22c-2).(13)

(c) Participation Agreement relating to Fidelity Variable Insurance Products Fund II.(6)

(c)(1) Amended Schedule to Participation Agreement.(9)

(c)(2) Shareholder Information Agreement (Rule 22c-2).(13)

(d) Participation Agreement relating to Fidelity Variable Insurance Products Fund III.(6)

(d)(1) Amended Schedule to Participation Agreement.(9)

(d)(2) Service Contract.(9)

(d)(3) Shareholder Information Agreement (Rule 22c-2).(13)

(e) Participation Agreement relating to T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc.(6)

(e)(1) Amended Schedule to Participation Agreement.(9)

(e)(2) Shareholder Information Agreement (Rule 22c-2).(13)

(f) Participation Agreement relating to American Century Funds.(11)

(f)(1) Amendment to Shareholder Services Agreement.(11)

(f) (2) Form of Amendment to Participation Agreement.(12)

(f) (3) Form of Amendment to Shareholder Services Agreement.(12)

(f)(4) Shareholder Information Agreement (Rule 22c-2).(13)

(g) Participation Agreement relating to Dreyfus Funds.(9)

(g)(1) Amended Schedule to Participation Agreement.(11)

(g)(2) Supplemental Agreement (Rule 22c-2).(13)

(h) Participation Agreement relating to Franklin Templeton Funds.(9)

(h)(1) Amendment to Participation Agreement.(11)

(h)(2) Shareholder Information Agreement (Rule 22c-2).(13)

(i) Participation Agreement relating to JP Morgan Series Trust II.(9)

(i)(1) Amendment to Participation Agreement (Rule 22c-2).(13)

(j) Participation Agreement relating to Summit Pinnacle Series.(9)

(j)(1) Shareholder Information Agreement (Rule 22c-2).(13)

	10.	Form of Application (see Exhibit 1.A.(5)(c) above.)

2.	Opinion and Consent of Stephen M. Morain, Esquire.(13)

3.	Financial Statement Schedules.(13)

Schedule I—Summary of Investments

Schedule III—Supplementary Insurance Information Schedule IV—Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the
Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

4.	None.

5.	Not applicable.

6.	Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President.(13)

7.	(a) Consent of Ernst & Young LLP(13)

(b) Consent of Sutherland Asbill & Brennan LLP(13)

8.	Memorandum describing the Company’s conversion procedure (included in Exhibit 9 hereto).

9.	Memorandum describing the Company’s issuance, transfer and redemption procedures for the Policy.(13)

10.	Powers of Attorney.(13)

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 4, 1987.
(2)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 6, 1993.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1995.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1997.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1998.
(6)	Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on March 1, 2000.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on February 26, 2001.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 26, 2001.
(9)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 27, 2001.
(10)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2003.
(11)	Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 29, 2005.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 27, 2006.
(13)	Filed herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Farm Bureau Life Variable Account, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 27th day of April, 2007.

FARM BUREAU LIFE INSURANCE COMPANY
FARM BUREAU LIFE VARIABLE ACCOUNT

By:	/s/ Craig A. Lang
Craig A. Lang President Farm Bureau Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date

/s/ Craig A. Lang Craig A. Lang	President and Director [Principal Executive Officer]	April 27, 2007

/s/ James P. Brannen James P. Brannen	Chief Financial Officer, Chief Administrative Officer and Treasurer [Principal Financial Officer and Principal Accounting Officer]	April 27, 2007

* Eric K. Aasmundstad	Director	April 27, 2007

* Steve L. Baccus	Director	April 27, 2007

* William. C. Bruins	Director	April 27, 2007

* Alan L. Foutz	Director	April 27, 2007

* Doug Gronau	Director	April 27, 2007

* Leland J. Hogan	Vice President and Director	April 27, 2007

* Daniel L. Johnson	Director	April 27, 2007

Signature	Title	Date

* G. Steven Kouplen	Director	April 27, 2007

* Perry E. Livingston	Director	April 27, 2007

* David L. McClure	Director	April 27, 2007

* Charles E. Norris	Director	April 27, 2007

* Keith R. Olsen	Director	April 27, 2007

* Kevin J. Papp	Director	April 27, 2007

* Frank S. Priestley	Director	April 27, 2007

* Kevin G. Rogers	Director	April 27, 2007

* Calvin Rozenboom	Director	April 27, 2007

* Phillip J. Sundblad	Director	April 27, 2007

* Scott E. VanderWal	Director	April 27, 2007

* Michael S. White	Director	April 27, 2007

*By:	/s/ Stephen M. Morain
Stephen M. Morain Attorney-In-Fact Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit		Description
1.A.9.	(a)(1)	Amendment to Participation Agreement (EquiTrust VISF)

1.A.9.	(b)(2)	Shareholder Information Agreement (Rule 22c-2)(Fidelity VIP Fund)

1.A.9.	(c)(2)	Shareholder Information Agreement (Rule 22c-2)(Fidelity VIP Fund II)

1.A.9.	(d)(3)	Shareholder Information Agreement (Rule 22c-2)(Fidelity VIP Fund III)

1.A.9.	(e)(2)	Shareholder Information Agreement (Rule 22c-2)(T. Rowe Price)

1.A.9.	(f)(4)	Shareholder Information Agreement (Rule 22c-2)(American Century Funds)

1.A.9.	(g)(2)	Supplemental Agreement (Rule 22c-2)(Dreyfus Funds)

1.A.9.	(h)(2)	Shareholder Information Agreement (Rule 22c-2)(Franklin Templeton Funds)

1.A.9.	(i)(1)	Amendment to Participation Agreement (Rule 22c-2)(JP Morgan Series Trust II)

1.A.9.	(j)(1)	Shareholder Information Agreement (Rule 22c-2)(Summit Pinnacle Series)

2		Opinion and Consent of Stephen M. Morain, Esquire

3		Financial Statement Schedules I, III, IV

6		Opinion and Consent of Christopher G. Daniels, FSA, MAAA

7(a)		Consent of Ernst & Young LLP

7(b)		Consent of Sutherland Asbill & Brennan LLP

9		ITR Memorandum

10		Powers of Attorney